                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   Certified Shareholder Report of Registered Management Investment Companies

                                    811-8042

                      (Investment Company Act File Number)

                        Federated Insurance Series
         _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)
                (Notices should be sent to the Agent for Service)

                        Date of Fiscal Year End: 12/31/03

              Date of Reporting Period: Fiscal year ended 12/31/03

Item 1.     Reports to Stockholders

Federated Investors
World-Class Investment Manager

Federated American Leaders Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2003

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

Financial Highlights -- Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$15.21	$19.25	$20.52	$20.82	$21.68
Income From Investment Operations:
Net investment income	0.28	0.22 [1]	0.19	0.27	0.19
Net realized and unrealized gain (loss) on investments	3.86	(4.07)	(1.07)	0.19	1.19

TOTAL FROM INVESTMENT OPERATIONS	4.14	(3.85)	(0.88)	0.46	1.38

Less Distributions:
Distributions from net investment income	(0.25)	(0.19)	(0.27)	(0.19)	(0.20)
Distributions from net realized gain on investments	--	--	(0.12)	(0.57)	(2.04)

TOTAL FROM DISTRIBUTIONS	(0.25)	(0.19)	(0.39)	(0.76)	(2.24)

Net Asset Value, End of Period	$19.10	$15.21	$19.25	$20.52	$20.82

Total Return[2]	27.69%	(20.21)%	(4.21)%	2.38%	6.67%

Ratios to Average Net Assets:

Expenses	0.90%[3]	0.88%[3]	0.87%[3]	0.87%	0.88%

Net investment income	1.53%	1.28%	0.94%	1.38%	0.95%

Expense waiver/reimbursement[4]	0.00%[5]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$348,559	$313,659	$455,968	$485,612	$477,426

Portfolio turnover	36%	24%	27%	38%	29%

1 Per share amount is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 0.89%, 0.87% and 0.86%, respectively, for the years ended December 31, 2003, December 31, 2002 and December 31, 2001, after taking into account these expense reductions.

4 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Service Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 12/31/2003	Period Ended 12/31/2002 [1]
Net Asset Value, Beginning of Period	$15.21	$18.28
Income From Investment Operations:
Net investment income	0.26	0.14 [2]
Net realized and unrealized gain (loss) on investments	3.83	(3.21)

TOTAL FROM INVESTMENT OPERATIONS	4.09	(3.07)

Less Distributions:
Distributions from net investment income	(0.25)	--

Net Asset Value, End of Period	$19.05	$15.21

Total Return[3]	27.32%	(16.79)%

Ratios to Average Net Assets:

Expenses	1.15%[5]	1.13%[4,5]

Net investment income	1.20%	1.35%[4]

Expense waiver/reimbursement[6]	0.00%[7]	--

Supplemental Data:

Net assets, end of period (000 omitted)	$3,697	$352

Portfolio turnover	36%	24%[8]

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 The expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.14% and 1.12%, respectively, for the year ended December 31, 2003 and the period ended December 31, 2002, after taking into account these expense reductions.

6 This expense decrease is reflected in both the expense and net investment income ratios shown above.

7 Represents less than 0.01%.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

PERFORMANCE

The Federated American Leaders Fund II returned 27.69% and 27.32%, respectively, for the Primary Shares and Service Shares during 2003 and underperformed the Standard & Poor's 500/Barra Value Index (S&P 500/Barra Value) which returned 31.79% and the Standard & Poor's 500 Index (S&P 500) which returned 28.68%.1 The portfolio also underperformed the average Lipper Large Cap Value Funds Index which returned 28.27% during 2003.2

Positive influences on performance relative to the S&P 500/Barra Value for the year included an underweight position and favorable security selection in Telecommunication Services (Sprint Corp. (FON Group) up 18%, BellSouth Corp. up 13%) and an overweight position and favorable security selection in Energy (Marathon Oil Corp. up 61%, ConocoPhillips up 40%, ChevronTexaco Corp. up 35%). Favorable security selection in Industrials (Cendant Corp. up 113%, Ingersoll-Rand Co. up 60%, Tyco International Corp. up 56%) and Consumer Discretionary (Sears, Roebuck & Co. up 95%, Ford Motor Co. up 79%, Koninklijke (Royal) Philips Electronics up 67%) also positively influenced relative performance.

Negative influences on relative performance during the year included an underweight position and unfavorable security selection in Financials (Marsh & McLennan Cos. down 5%, Loews Corp. down 2%, Aon Corp. up 1%). Unfavorable security selection in Information Technology (SunGard Data Systems, Inc. up 0%, First Data Corp. up 16%, Storage Technology Corp. up 20%), Materials (Du Pont (E.I.) de Nemours & Co. up 12%, Air Products & Chemicals, Inc. up 23%), and Utilities (FirstEnergy up 12%, Cinergy up 13%) also negatively influenced relative performance.

POSITIONING AND STRATEGY

We continue to maintain overweight positions relative to the S&P 500/Barra Value in Materials, Industrials, Information Technology, and Consumer Staples. Within Consumer Staples, we have emphasized the tobacco industry due to high dividend yields and the decreased litigation risk. We continue to underweight Utilities and Telecommunication Services, given concerns regarding higher interest rates and unattractive valuations for Utilities and poor fundamentals for Telecommunication Services. Within Financials, we have emphasized consumer finance companies, investment banks, and capital markets exposure within banks and life insurers. Themes within our valuation disciplines continue to be Heathcare and Consumer Discretionary. Our bias within Healthcare is away from pharmaceuticals and towards device manufacturers and service companies. Our focus within Consumer Discretionary is on media-related companies and consumer durables manufacturers. Our strategy of utilizing our valuation disciplines and fundamental research to identify companies for addition to the portfolio and elimination of names that are overvalued or have deteriorating fundamentals remains unchanged.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

S&P 500/Barra Value is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

Average Annual Total Return for the Period Ended 12/31/2003
1 Year	27.69%

5 Years	1.28%

Start of Performance (2/10/1994)	10.47%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated American Leaders Fund II (Primary Shares) (the "Fund") from February 10, 1994 (start of performance) to December 31, 2003, compared to the Standard & Poor's 500/Barra Value Index (S&P 500/Barra Value)2 and the Lipper Large-Cap Value Funds Index (LLCVFI).3

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/Barra Value and the LLCVFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500/Barra Value is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly in an index.

3 The LLCVFI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Average Annual Total Return for the Period Ended 12/31/2003
1 Year	27.32%

Start of Performance (4/30/2002)	3.50%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated American Leaders Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2003, compared to the Standard & Poor's 500/Barra Value Index (S&P 500/Barra Value)2 and the Lipper Large-Cap Value Funds Index (LLCVFI).3

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/Barra Value and the LLCVFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500/Barra Value is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly in an index.

3 The LLCVFI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2003

Shares			Value
		COMMON STOCKS--98.9%
		Consumer Discretionary--14.9%
56,500		Federated Department Stores, Inc.	$2,662,845
297,270		Ford Motor Co.	4,756,320
176,300		Gap (The), Inc.	4,091,923
77,027		General Motors Corp.	4,113,242
97,100		Home Depot, Inc.	3,446,079
54,300		Johnson Controls, Inc.	6,305,316
151,800		Koninklijke (Royal) Philips Electronics NV, ADR	4,415,862
190,400		News Corp. Ltd., ADR	5,759,600
59,000		Sears, Roebuck & Co.	2,683,910
202,200	[1]	Time Warner, Inc.	3,637,578
129,278		Viacom, Inc., Class B	5,737,358
207,400		Walt Disney Co.	4,838,642

		TOTAL	52,448,675

		Consumer Staples--3.0%
149,000		Altria Group, Inc.	8,108,580
64,500		UST, Inc.	2,302,005

		TOTAL	10,410,585

		Energy--10.8%
34,900		Anadarko Petroleum Corp.	1,780,249
117,400		BP PLC, ADR	5,793,690
92,600		ChevronTexaco Corp.	7,999,714
91,600		ConocoPhillips	6,006,212
112,600		ENSCO International, Inc.	3,059,342
163,100		Exxon Mobil Corp.	6,687,100
104,300		Halliburton Co.	2,711,800
123,600		Marathon Oil Corp.	4,089,924

		TOTAL	38,128,031

		Financials--32.0%
65,100		AON Corp.	1,558,494
128,500		Allstate Corp.	5,528,070
91,400		American International Group, Inc.	6,057,992
104,600		Bank of America Corp.	8,412,978
55,400		Bear Stearns Cos., Inc.	4,429,230
61,800		Capital One Financial Corp.	3,787,722
283,000		Citigroup, Inc.	13,736,820
49,200		Fannie Mae	3,692,952
46,400		Goldman Sachs Group, Inc.	4,581,072
75,300		Hartford Financial Services Group, Inc.	4,444,959
307,600		J.P. Morgan Chase & Co.	11,298,148
70,100		Lincoln National Corp.	2,829,937
163,400		MBNA Corp.	4,060,490
103,000		MetLife, Inc.	3,468,010
139,000		Morgan Stanley	8,043,930
61,000		PNC Financial Services Group	3,338,530
171,500		U.S. Bancorp	5,107,270
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
160,400		Wachovia Corp.	$7,473,036
114,900		Washington Mutual Inc.	4,609,788
108,700		Wells Fargo & Co.	6,401,343

		TOTAL	112,860,771

		Healthcare--2.5%
106,900		Bristol-Myers Squibb Co.	3,057,340
42,800		McKesson Corp.	1,376,448
76,600		Pfizer, Inc.	2,706,278
31,100		UnitedHealth Group, Inc.	1,809,398

		TOTAL	8,949,464

		Industrials--12.2%
72,800		Block (H&R), Inc.	4,030,936
418,664	[1]	Cendant Corp.	9,323,647
33,700		General Dynamics Corp.	3,046,143
20,900		Ingersoll-Rand Co., Class A	1,418,692
126,600		Masco Corp.	3,470,106
16,524		Northrop Grumman Corp.	1,579,694
40,700		Textron, Inc.	2,322,342
332,600		Tyco International Ltd.	8,813,900
69,300		Union Pacific Corp.	4,814,964
139,400		Waste Management, Inc.	4,126,240

		TOTAL	42,946,664

		Information Technology--11.0%
149,400	[1]	BMC Software, Inc.	2,786,310
54,300	[1]	Computer Sciences Corp.	2,401,689
122,900		Electronic Data Systems Corp.	3,015,966
95,900		First Data Corp.	3,940,531
349,143		Hewlett-Packard Co.	8,019,815
65,100		International Business Machines Corp.	6,033,468
42,400	[1]	Lexmark International Group, Class A	3,334,336
167,200		Motorola, Inc.	2,352,504
168,300	[1]	Storage Technology Corp.	4,333,725
88,800	[1]	SunGard Data Systems, Inc.	2,460,648

		TOTAL	38,678,992

		Materials--6.6%
92,300		Air Products & Chemicals, Inc.	4,876,209
130,300		Alcoa, Inc.	4,951,400
86,700		Du Pont (E.I.) de Nemours & Co.	3,978,663
92,700		International Paper Co.	3,996,297
82,900		PPG Industries, Inc.	5,307,258

		TOTAL	23,109,827

		Telecommunication Services--3.5%
63,500		BellSouth Corp.	1,797,050
111,100		SBC Communications, Inc.	2,896,377
181,800		Sprint Corp. (Fon Group)	2,985,156
135,506		Verizon Communications	4,753,550

		TOTAL	12,432,133

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--2.4%
46,400		FPL Group, Inc.	$3,035,488
63,200		FirstEnergy Corp.	2,224,640
74,400		Public Service Enterprises Group, Inc.	3,258,720

		TOTAL	8,518,848

		TOTAL COMMON STOCKS (IDENTIFIED COST $285,438,791)	348,483,990

		REPURCHASE AGREEMENT--0.8%
$2,705,000		Interest in $800,000,000 joint repurchase agreement with Greenwich Capital Markets, Inc., 1.03%, dated 12/31/2003 to be repurchased at $2,705,155 on 1/2/2004, collateralized by U.S. Government Agency Obligations with various maturities to 2/25/2042 (at amortized cost)	2,705,000

		TOTAL INVESTMENTS--99.7% (IDENTIFIED COST $288,143,791)[2]	351,188,990

		OTHER ASSETS AND LIABILITIES - NET--0.3%	1,067,035

		TOTAL NET ASSETS--100%	$352,256,025

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $288,644,285.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2003.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Total investments in securities, at value (identified cost $288,143,791)		$351,188,990
Cash		800
Income receivable		433,762
Receivable for investments sold		875,583
Receivable for shares sold		174,663

TOTAL ASSETS		352,673,798

Liabilities:
Payable for shares redeemed	$374,548
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	3,051
Payable for Directors'/Trustees' fees	371
Payable for auditing fees	14,436
Payable for portfolio accounting fees (Note 5)	7,304
Payable for distribution services fee (Note 5)	726
Accrued expenses	17,337

TOTAL LIABILITIES		417,773

Net assets for 18,445,797 shares outstanding		$352,256,025

Net Assets Consist of:
Paid in capital		$314,458,042
Net unrealized appreciation of investments		63,045,199
Accumulated net realized loss on investments		(30,072,422)
Undistributed net investment income		4,825,206

TOTAL NET ASSETS		$352,256,025

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$348,559,336 ÷ 18,251,724 shares outstanding		$19.10

Service Shares:
$3,696,689 ÷ 194,073 shares outstanding		$19.05

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2003

Investment Income:
Dividends (net of foreign taxes withheld of $32,969)			$7,593,775
Interest (including interest on securities loaned of $3,943)			40,673

TOTAL INCOME			7,634,448

Expenses:
Investment adviser fee (Note 5)		$2,361,937
Administrative personnel and services fee (Note 5)		239,466
Custodian fees		18,343
Transfer and dividend disbursing agent fees and expenses (Note 5)		33,196
Directors'/Trustees' fees		3,258
Auditing fees		14,852
Legal fees		5,837
Portfolio accounting fees (Note 5)		88,382
Distribution services fee--Service Shares (Note 5)		3,776
Printing and postage		74,509
Insurance premiums		1,778
Miscellaneous		2,477

TOTAL EXPENSES		2,847,811

Waiver and Expense Reduction (Note 5):
Waiver of administrative personnel and services fee	$(2,080)
Fees paid indirectly for directed broker arrangements	(38,048)

TOTAL WAIVER AND EXPENSE REDUCTION		(40,128)

Net expenses			2,807,683

Net investment income			4,826,765

Realized and Unrealized Gain on Investments:
Net realized gain on investments			10,406,926
Net change in unrealized appreciation of investments			62,910,109

Net realized and unrealized gain on investments			73,317,035

Change in net assets resulting from operations			$78,143,800

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,826,765	$4,914,496
Net realized gain (loss) on investments	10,406,926	(23,927,378)
Net change in unrealized appreciation/depreciation on investments	62,910,109	(70,595,145)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	78,143,800	(89,608,027)

Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(4,899,060)	(4,404,745)
Service Shares	(8,846)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,907,906)	(4,404,745)

Share Transactions:
Proceeds from sale of shares	20,393,237	42,224,107
Net asset value of shares issued to shareholders in payment of distributions declared	4,907,902	4,404,745
Cost of shares redeemed	(60,292,239)	(94,572,817)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(34,991,100)	(47,943,965)

Change in net assets	38,244,794	(141,956,737)

Net Assets:
Beginning of period	314,011,231	455,967,968

End of period (including undistributed net investment income of $4,825,206 and $4,912,207, respectively)	$352,256,025	$314,011,231

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2003

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. The primary objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Listed corporate bonds and fixed income securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is in cash or invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates. As of December 31, 2003, the Fund did not have any securities on loan.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in capital stock were as follows:

Year Ended December 31	2003		2002
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	1,072,274	$17,459,232	2,456,321	$41,855,380
Shares issued to shareholders in payment of distributions declared	330,571	4,899,058	229,056	4,404,745
Shares redeemed	(3,771,323)	(60,199,356)	(5,749,568)	(94,553,159)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(2,368,478)	$(37,841,066)	(3,064,191)	$(48,293,034)

	Year Ended 12/31/2003		Period Ended 12/31/2002[1]
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	176,236	$2,934,005	24,402	$368,727
Shares issued to shareholders in payment of distributions declared	597	8,844	--	--
Shares redeemed	(5,917)	(92,883)	(1,245)	(19,658)

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	170,916	$2,849,966	23,157	$349,069

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,197,562)	$(34,991,100)	(3,041,034)	$(47,943,965)

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for prior year litigation settlement reclassification.

For the year ended December 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Loss
$(5,860)	$5,860

Net investment income (loss), net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Ordinary income[1]	$4,907,906	$4,404,745

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 4,825,206

Net unrealized appreciation	$62,544,705

Capital loss carryforward	$29,571,929

The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the tax deferral of losses from wash sales.

At December 31, 2003, the cost of investments for federal tax purposes was $288,644,285. The net unrealized appreciation of investments for federal tax purposes was $62,544,705. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $69,954,905 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,410,200.

At December 31, 2003, the Fund had a capital loss carryforward of $29,571,929 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ 6,362,009

2010	$23,209,920

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services ("FAS") under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Services Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended December 31, 2003 the fees paid to FAS and FServ were $21,101 and $216,285, respectively, after voluntary waiver, if applicable.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these Shares. The Plan provides that the Fund may incur distribution expenses of up to 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund's Primary Shares and Service Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntary choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Expense Reduction

The Fund directs certain portfolio trades to a broker, that in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 2003, the Fund's expenses were reduced by $38,048 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2003 were as follows:

Purchases	$113,230,750

Sales	$147,226,615

7. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations have been filed, and others may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED AMERICAN LEADERS FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated American Leaders Fund II (a portfolio of Federated Insurance Series) (the "Trust) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated American Leaders Fund II as of December 31, 2003, the results of its operations, for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2004

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises 12 portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated American Leaders Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916405
Cusip 313916793

Federated is a registered mark of Federated Investors, Inc. 2004 ©Federated Investors, Inc.

G00843-01 (2/04)

Federated Investors
World-Class Investment Manager

Federated Capital Appreciation Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2003

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

Financial Highlights -- Primary Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,			Period Ended
	2003	2002	2001	12/31/2000 [1]
Net Asset Value, Beginning of Period	$4.43	$5.75	$7.67	$10.00
Income From Investment Operations:
Net investment income (loss)	0.04	0.03	(0.00)[2]	(0.01)
Net realized and unrealized gain (loss) on investments	1.01	(1.35)	(1.92)	(2.32)

TOTAL FROM INVESTMENT OPERATIONS	1.05	(1.32)	(1.92)	(2.33)

Less Distributions:
Distributions from net investment income	(0.02)	--	--	--

Net Asset Value, End of Period	$5.46	$4.43	$5.75	$7.67

Total Return[3]	23.92%	(22.96)%	(25.03)%	(23.30)%

Ratios to Average Net Assets:

Expenses	0.99%	0.91%[5]	0.91%[5]	0.90%[4]

Net investment income (loss)	0.93%	0.74%	(0.06)%	(0.18)%[4]

Expense waiver/reimbursement[6]	2.04%	3.46%	2.75%	4.31%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$15,461	$9,532	$7,060	$7,217

Portfolio turnover	60%	149%	353%	109%

1 For the period from June 19, 2000 (date of initial public investment) to December 31, 2000.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios for the years ended December 31, 2002 and December 31, 2001 are 0.90% and 0.90%, respectively, after taking into account these expense reductions.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Service Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 12/31/2003	Period Ended 12/31/2002 [1]
Net Asset Value, Beginning of Period	$4.43	$5.30
Income From Investment Operations:
Net investment income	0.03	0.01
Net realized and unrealized gain (loss) on investments	1.02	(0.88)

TOTAL FROM INVESTMENT OPERATIONS	1.05	(0.87)

Less Distributions:
Distributions from net investment income	(0.02)	--

Net Asset Value, End of Period	$5.46	$4.43

Total Return[2]	23.88%	(16.42)%

Ratios to Average Net Assets:

Expenses	1.24%	1.16%[3,4]

Net investment income	0.66%	0.72%[3]

Expense waiver/reimbursement[5]	2.04%	5.17%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$5,827	$717

Portfolio turnover	60%	149%[6]

1 For the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio for the period ended December 31, 2002 is 1.15%, after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

MARKET OVERVIEW

U.S. equity markets showed surprising strength during 2003 by overcoming the impact of war with Iraq and weak economic activity in the early portion of the year. After enduring the worst bear market since the 1930s, investors finally received positive equity returns. Technology stocks performed the best during 2003, but even after gaining more than 50% during the year, the NASDAQ Composite Index1 remained 3,000 points from its high in the Spring of 2000. Corporate operating profits, grew steadily throughout the year and finished above analysts' expectations. Sectors with the greatest increases in profit growth during the year included Energy, Financials, and Information Technology. The Standard & Poor's 500 Index (S&P 500) returned 28.68% during the year,2 led by the economically sensitive Information Technology, Materials, Consumer Discretionary, and Industrials sectors. Lagging sectors were those that were least economically sensitive, and included Consumer Staples, Healthcare, and Telecommunication Services. Large capitalization strategies underperformed mid- and small-cap strategies during the year, and value-based strategies outperformed growth strategies across most market capitalizations.

PERFORMANCE

The Federated Capital Appreciation Fund II returned 23.92% and 23.88%, respectively, for Primary Shares and Service Shares during 2003, and underperformed the S&P 500 which returned 28.68%.3 The fund also underperformed the average Lipper Large Cap Core Index that returned 25.59% during 2003.4

The portfolio benefited from strong stock selection within Consumer Staples, Materials and Healthcare. Stock selection was weaker in Consumer Discretionary, Information Technology, and Telecommunication Services. From a sector positioning standpoint the fund's returns were hindered by an underweight in Consumer Discretionary and Information Technology and an overweight in Telecommunication Services. The fund benefited from an overweight in Industrials and underweights in Consumer Staples and Healthcare. Top contributors during the year were Intel Corp., Citigroup, Alcoa, Inc., Morgan Stanley and Cisco Systems, Inc. Bottom performers included Schering Plough Corp., Merck & Co. Inc., Lockheed Martin, Johnson & Johnson and Biogen Inc.

1 The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S.-based common stocks listed on the NASDAQ Stock Market.

2 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and investments cannot be made in an index.

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges.

Average Annual Total Return for the Period Ended 12/31/2003
1 Year	23.92%

Start of Performance (6/19/2000)	(15.60)%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund II (Primary Shares) (the "Fund") from June 19, 2000 (start of performance) to December 31, 2003 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Large-Cap Core Index (LLCCI).3

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCPCI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made in an index.

3 The LLCPCI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a fund's performance.

Average Annual Total Return for the Period Ended 12/31/2003
1 Year	23.88%

Start of Performance (4/30/2002)	2.10%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2003 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Large-Cap Core Index (LLCCI).3

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCPCI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made in an index.

3 The LLCPCI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2003

Shares			Value
		COMMON STOCKS--99.3%
		Consumer Discretionary--9.5%
3,500		Clear Channel Communications, Inc.	$163,905
7,900		Home Depot, Inc.	280,371
1,600		Johnson Controls, Inc.	185,792
8,000		McDonald's Corp.	198,640
2,400		Nike, Inc., Class B	164,304
2,000		Omnicom Group, Inc.	174,660
5,200		Target Corp.	199,680
7,500		Viacom, Inc., Class B	332,850
13,800		Walt Disney Co.	321,954

		TOTAL	2,022,156

		Consumer Staples--10.9%
7,900		Altria Group, Inc.	429,918
6,100		Coca-Cola Co.	309,575
6,000		Gillette Co.	220,380
10,100		Kroger Co.	186,951
5,000		PepsiCo, Inc.	233,100
1,700		Procter & Gamble Co.	169,796
7,600		Sara Lee Corp.	164,996
11,300		Wal-Mart Stores, Inc.	599,465

		TOTAL	2,314,181

		Energy--8.1%
2,100		ChevronTexaco Corp.	181,419
3,400		ConocoPhillips	222,938
16,200		Exxon Mobil Corp.	664,200
6,100		Halliburton Co.	158,600
3,000		Schlumberger Ltd.	164,160
7,400	[1]	Transocean, Inc.	177,674
4,200	[1]	Weatherford International Ltd.	151,200

		TOTAL	1,720,191

		Financials--16.1%
5,000		Allstate Corp.	215,100
8,300		American International Group, Inc.	550,124
3,300		Bank of America Corp.	265,419
6,100		Bank of New York Co., Inc.	202,032
10,100		Citigroup, Inc.	490,254
3,000		Fannie Mae	225,180
8,200		J.P. Morgan Chase & Co.	301,186
2,200		Lehman Brothers Holdings, Inc.	169,884
6,500		MBNA Corp.	161,525
2,800		Merrill Lynch & Co., Inc.	164,220
5,700		Morgan Stanley	329,859
3,500		Wachovia Corp.	163,065
3,200		Wells Fargo & Co.	188,448

		TOTAL	3,426,296

Shares			Value
		COMMON STOCKS--continued
		Healthcare--14.2%
3,400		Abbott Laboratories	$158,440
2,000	[1]	Amgen, Inc.	123,600
5,200		Baxter International, Inc.	158,704
2,960	[1]	Biogen, Inc.	108,869
4,400	[1]	Boston Scientific Corp.	161,744
5,000		Bristol-Myers Squibb Co.	143,000
2,800	[1]	Forest Laboratories, Inc., Class A	173,040
2,700		Guidant Corp.	162,540
5,000		Johnson & Johnson	258,300
2,300		Lilly (Eli) & Co.	161,759
5,100		McKesson Corp.	164,016
5,300		Merck & Co., Inc.	244,860
15,320		Pfizer, Inc.	541,255
9,100		Schering Plough Corp.	158,249
10,700	[1]	Tenet Healthcare Corp.	171,735
3,000		Wyeth	127,350

		TOTAL	3,017,461

		Industrials--12.7%
1,800		Caterpillar, Inc.	149,436
7,200	[1]	Cendant Corp.	160,344
2,200		Danaher Corp.	201,850
1,800		Deere & Co.	117,090
2,100		FedEx Corp.	141,750
25,700		General Electric Co.	796,186
3,500		Ingersoll-Rand Co., Class A	237,580
5,600		Masco Corp.	153,496
5,000		Raytheon Co.	150,200
3,600		Textron, Inc.	205,416
7,800		Tyco International Ltd.	206,700
6,500		Waste Management, Inc.	192,400

		TOTAL	2,712,448

		Information Technology--16.9%
5,900	[1]	Apple Computer, Inc.	126,083
15,000	[1]	Cisco Systems, Inc.	364,350
5,900	[1]	Dell, Inc.	200,364
5,500		First Data Corp., Class	225,995
18,500		Hewlett-Packard Co.	424,945
13,600		Intel Corp.	437,920
3,100		International Business Machines Corp.	287,308
2,900	[1]	KLA-Tencor Corp.	170,143
2,500	[1]	Lexmark International Group, Class A	196,600
3,200		Maxim Integrated Products, Inc.	159,360
26,400		Microsoft Corp.	727,056
11,800	[1]	Oracle Corp.	155,760
4,300		Texas Instruments, Inc.	126,334

		TOTAL	3,602,218

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Materials--3.4%
6,600		Alcoa, Inc.	$250,800
4,700		Du Pont (E.I.) de Nemours & Co.	215,683
5,700		International Paper Co.	245,727

		TOTAL	712,210

		Telecommunication Services--5.1%
8,900		AT&T Corp.	180,670
9,700		BellSouth Corp.	274,510
11,800		SBC Communications, Inc.	307,626
9,400		Verizon Communications	329,752

		TOTAL	1,092,558

		Utilities--2.4%
18,700	[1]	AES Corp.	176,528
7,500		NiSource, Inc.	164,550
6,100	[1]	PG&E Corp.	169,397

		TOTAL	510,475

		TOTAL COMMON STOCKS (IDENTIFIED COST $19,021,286)	21,130,194

		REPURCHASE AGREEMENT--4.1%
$874,000		Interest in $800,000,000 joint repurchase agreement with Greenwich Capital Markets, Inc., 1.030%, dated 12/31/2003, to be repurchased at $874,050 on 1/2/2004, collateralized by U.S. Government Agency Obligations with various maturities to 2/25/2042 (at amortized cost)	874,000

		TOTAL INVESTMENTS--103.4% (IDENTIFIED COST $19,895,286)[2]	22,004,194

		OTHER ASSETS AND LIABILITIES - NET--(3.4)%	(715,711)

		TOTAL NET ASSETS--100%	$21,288,483

1 Non-income producing security.

2 The cost of investments for federal tax purposes is $19,995,265.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2003.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Total investments in securities, at value (identified cost $19,895,286)		$22,004,194
Cash		344
Income receivable		30,417
Receivable for shares sold		11,857

TOTAL ASSETS		22,046,812

Liabilities:
Payable for investments purchased	$725,998
Payable for shares redeemed	5,327
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	2,711
Payable for portfolio accounting fees (Note 5)	4,771
Payable for distribution services fee (Note 5)	1,146
Accrued expenses	18,376

TOTAL LIABILITIES		758,329

Net assets for 3,899,490 shares outstanding		$21,288,483

Net Assets Consist of:
Paid in capital		$23,893,492
Net unrealized appreciation of investments		2,108,908
Accumulated net realized loss on investments		(4,838,739)
Undistributed net investment income		124,822

TOTAL NET ASSETS		$21,288,483

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$15,461,400 ÷ 2,832,687 shares outstanding		$5.46

Service Shares:
$5,827,083 ÷ 1,066,803 shares outstanding		$5.46

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2003

Investment Income:
Dividends (net of foreign taxes withheld of $1,275)			$267,143
Interest			6,136

TOTAL INCOME			273,279

Expenses:
Investment adviser fee (Note 5)		$121,042
Administrative personnel and services fee (Note 5)		160,850
Custodian fees		10,627
Transfer and dividend disbursing agent fees and expenses (Note 5)		29,554
Directors'/Trustees' fees		896
Auditing fees		14,974
Legal fees		4,773
Portfolio accounting fees (Note 5)		59,036
Distribution services fee--Service Shares (Note 5)		6,588
Printing and postage		26,638
Insurance premiums		1,424
Miscellaneous		2,272

TOTAL EXPENSES		438,674

Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	$(121,042)
Waiver of administrative personnel and services fee	(5,816)
Reimbursement of other operating expenses	(163,389)

TOTAL WAIVERS AND REIMBURSEMENT		(290,247)

Net expenses			148,427

Net investment income			124,852

Realized and Unrealized Gain on Investments and Futures Contracts:
Net realized gain on investments			265,492
Net realized gain on futures contracts			39,238
Net change in unrealized depreciation of investments			2,919,950

Net realized and unrealized gain on investments and futures contracts			3,224,680

Change in net assets resulting from operations			$3,349,532

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$124,852	$58,104
Net realized gain (loss) on investments and futures contracts	304,730	(439,884)
Net change in unrealized appreciation/depreciation of investments	2,919,950	(1,573,571)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,349,532	(1,955,351)

Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(52,661)	--
Service Shares	(5,473)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(58,134)	--

Share Transactions:
Proceeds from sale of shares	9,623,971	6,185,231
Net asset value of shares issued to shareholders in payment of distributions declared	58,134	--
Cost of shares redeemed	(1,933,918)	(1,043,975)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	7,748,187	5,141,256

Change in net assets	11,039,585	3,185,905

Net Assets:
Beginning of period	10,248,898	7,062,993

End of period (including undistributed net investment income of $124,822 and $58,104, respectively)	$21,288,483	$10,248,898

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2003

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. The investment objective of the Fund is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which may differ in their respective distribution fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the year ended December 31, 2003, the Fund had realized gains of $39,238 for futures contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At December 31, 2003, the Fund had no outstanding futures contracts.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in capital stock were as follows:

Year Ended December 31	2003		2002
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	1,005,155	$4,854,591	1,141,210	$5,459,530
Shares issued to shareholders in payment of distributions declared	11,941	52,662	--	--
Shares redeemed	(334,740)	(1,563,214)	(219,405)	(1,038,241)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	682,356	$3,344,039	921,805	$4,421,289

	Year Ended 12/31/2003		Period Ended 12/31/2002[1]
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	982,909	$4,769,380	163,144	$725,701
Shares issued to shareholders in payment of distributions declared	1,241	5,472	--	--
Shares redeemed	(79,226)	(370,704)	(1,265)	(5,734)

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	904,924	$4,404,148	161,879	$719,967

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,587,280	$7,748,187	1,083,684	$5,141,256

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Ordinary income[1]	$58,134	$--

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$124,822

Net unrealized appreciation	$2,008,929

Capital loss carryforward	$4,738,759

The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the tax deferral of losses from wash sales.

At December 31, 2002, the cost of investments for federal tax purposes was $19,995,265. The net unrealized appreciation of investments for federal tax purposes was $2,008,929. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,298,329 and net unrealized depreciation from investments for those securities having an excess of cost over value of $289,400.

At December 31, 2003, the Fund had a capital loss carryforward of $4,738,759 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 224,920

2009	$3,760,909

2010	$ 752,930

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Administrative Services ("FAS") under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Services Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended December 31, 2003 the fees paid to FAS and FServ were $25,938 and $129,096, respectively, after voluntary waiver, if applicable.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Primary Shares and Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003 the Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund's Primary Shares and Service Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntary choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntary choose to waive any portion or its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2003 were as follows:

Purchases	$16,386,735

Sales	$8,310,736

7. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations have been filed, and others may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Appreciation Fund II (a portfolio of the Federated Insurance Series) (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed additional auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Federated Capital Appreciation Fund II as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2004

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises 12 portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated Capital Appreciation Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916835
Cusip 313916819

Federated is a registered mark of Federated Investors, Inc. 2004 ©Federated Investors, Inc.

G00433-19 (2/04)

Federated Investors
World-Class Investment Manager

Federated Capital Income Fund II

A Portfolio of Federated Insurance Series

(formerly, Federated Utility Fund II)

ANNUAL SHAREHOLDER REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FINANCIAL STATEMENTS
INDEPENDENT AUDITORS' REPORT
BOARD OF TRUSTEES AND TRUST OFFICERS

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2003 [1]	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$7.52	$10.37	$12.44	$14.35	$15.27
Income From Investment Operations:
Net investment income	0.32 [2]	0.47	0.47 [3]	0.39	0.42
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	1.11	(2.85)	(2.14)[3]	(1.59)	(0.23)

TOTAL FROM INVESTMENT OPERATIONS	1.43	(2.38)	(1.67)	(1.20)	0.19

Less Distributions:
Distributions from net investment income	(0.51)	(0.47)	(0.40)	(0.43)	(0.37)
Distributions from net realized gain on investments, options and foreign currency transactions	--	--	--	(0.28)	(0.74)

TOTAL DISTRIBUTIONS	(0.51)	(0.47)	(0.40)	(0.71)	(1.11)

Net Asset Value, End of Period	$8.44	$7.52	$10.37	$12.44	$14.35

Total Return[4]	20.67%	(23.95)%	(13.72)%	(8.95)%	1.69%

Ratios to Average Net Assets:

Expenses	1.02%[5]	1.02%[5]	0.92%[5]	0.91%	0.94%

Net investment income	4.18%	4.90%	3.86%[3]	2.95%	3.20%

Expense waiver/reimbursement[6]	0.08%	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$82,602	$85,419	$138,270	$175,215	$187,666

Portfolio turnover	145%	118%	97%	107%	119%

1 During the year ended December 31, 2003, the investment strategy of the fund transitioned from an equity only, utility sector fund to a diversified income fund with both stocks and bonds. The equity portion of the fund is invested in a diversified portfolio that focuses on value stocks that provide above-average dividend income with market participation. The fixed income portion of the fund is invested in a high-yielding debt portfolio.

2 Based on average shares outstanding.

3 Effective January 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended December 31, 2001, this change had no effect on the net investment income per share or net realized and unrealized gain (loss) on investments per share, or on the ratio of net investment income to average net assets. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 0.98%, 1.01% and 0.91% for the years ended December 31, 2003, December 31, 2002 and December 31, 2001, respectively, after taking into account these expense reductions.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

In 2003, the Federated Capital Income Fund II returned 20.67%.1 During the same time period, benchmark indexes such as the Russell 1000® Value Index returned 30.03%, and the Blend Index returned 9.84%. The Blend Index is comprised of the Russell 1000® Value Index, the Lehman Brothers Emerging Market Bond Index, the Lehman Brothers High Yield Composite Bond Index and the Lehman Brothers Mortgage-Backed Securities Index.2 With respect to its income fund peer group, the fund outperformed by 373 basis points the 16.43% return of the average fund as measured by the Lipper Income Funds Average.3

During the first half of 2003, the fund was restructured from an equity only, utility sector fund into a diversified income fund with both stocks and bonds. On the equity side, the fund was transitioned from a sector-specific utility fund to a diversified equity fund focused on value stocks that provide above average dividend income with market participation. Within fixed income, a diversified, high-yielding debt portfolio was initiated.

In the fund's equity holdings, stock selection in the Financial, Consumer Staples and Utility sectors drove the strong performance. Stocks like FleetBoston Financial Corp., R.J. Reynolds Tobacco Holdings, Inc., and Dayton Power & Light, Inc. significantly aided performance. In addition, the fund's sector overweights in Consumer Staples and Industrials were also positive contributors. With respect to the fund's fixed income portfolio, the overweight in credit sensitive, high-yielding domestic bonds and international emerging-market bonds led the robust performance of the fund's fixed income portfolio.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts

2 Russell 1000® Value Index is an unmanaged index that measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Lehman Brothers High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity.

Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages.

Lehman Brothers Emerging Market Bond Index is an unmanaged index that tracks total returns for external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, and Venezuela.

Investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all the mutual fund designated by Lipper, Inc. as falling into respective categories indicated. They do not reflect sales charges.

Average Annual Total Returns for the Period Ended 12/31/2003
1 Year	20.67%
5 Years	(6.02)%
Start of Performance (2/10/1994)	3.58%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund II (the "Fund") from February 10, 1994 (start of performance) to December 31, 2003 compared to the Standard & Poor's 500 Index (S&P 500),2,3,4 Russell 1000 Value Index (RU1000V),2,3,4 both broad-based market indexes, a blend of indexes comprised of 50% Russell 1000 Value Index/16.7% Lehman Brothers Emerging Market Bond Index (LBEMB)4/16.7% Lehman Brothers High Yield Composite Bond Index (LBHYB)4/16.6% Lehman Brothers Mortgage Backed Securities Index (LBMB),4 (the "Blend Index")2,5and the Lipper Income Funds Average (LIFA).4

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, RU1000V, Blend Index and the LIFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500, RU1000V and the Blend Index are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and investments cannot be made in an index.

3 The Fund's investment adviser has changed the Fund's reference broad-based market index to the S&P 500 Index from the RU1000V because it is more reflective of the fund's current investment strategy.

4 The S&P 500 is an unmanaged capitalization--weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The RU1000V is an unmanaged index that measures the performance of the 1000 largest of the 3000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The LBEMB is an unmanaged index that tracks total returns for external-currency denominated debt instruments of the emerging markets. The LBHYB is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount of outstanding of $100 million and at least one year to maturity. The LBMB is an unmanaged index comprised of all fixed securities mortgage pools by GNMA,FNMA and FHLMC, including GMNA Graduated Payment Mortgages. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

5 The Blend Index is the Fund's benchmark.

Portfolio of Investments

December 31, 2003

Shares			Value
		COMMON STOCKS--35.8%
		Aerospace & Defense--1.1%
22,400		BAE Systems, PLC, ADR	$269,871
19,300		Honeywell International, Inc.	645,199

		TOTAL	915,070

		Beverages--0.2%
3,700		Coca-Cola Co.	187,775

		Capital Markets--1.5%
21,400		Amvescap PLC, ADR	315,436
18,800		J.P. Morgan Chase & Co.	690,524
3,500		Morgan Stanley	202,545

		TOTAL	1,208,505

		Chemicals--0.7%
7,900		Akzo Nobel NV, ADR	301,780
2,200		Du Pont (E.I.) de Nemours & Co.	100,958
4,700		Eastman Chemical Co.	185,791

		TOTAL	588,529

		Commercial Banks--4.9%
3,400		Bank of America Corp.	273,462
8,400		Barclays Bank PLC, London, ADR	305,340
12,400		Comerica, Inc.	695,144
19,500		FleetBoston Financial Corp.	851,175
6,000		Lloyds TSB Group PLC, ADR	195,300
1,600		PNC Financial Services Group	87,568
3,400		Provident Financial Group, Inc.	108,630
25,800		U.S. Bancorp	768,324
13,400		Wells Fargo & Co.	789,126

		TOTAL	4,074,069

		Commercial Services & Supplies--1.0%
1,600		Avery Dennison Corp.	89,632
12,800		Donnelley (R.R.) & Sons Co.	385,920
4,900		Quebecor World, Inc.	100,891
17,500		ServiceMaster Co.	203,875

		TOTAL	780,318

		Diversified Financial Services--1.0%
14,800		Citigroup, Inc.	718,392
4,700		GATX Corp.	131,506

		TOTAL	849,898

		Diversified Telecommunication Services--3.8%
28,700		AT&T Corp.	582,610
22,200		BellSouth Corp.	628,260
28,600		SBC Communications, Inc.	745,602
11,300		Sprint Corp. (FON Group)	185,546
8,900		Telefonos de Mexico, Class L, ADR	293,967
5,400		Telstra Corp. Ltd., ADR	98,766
17,800		Verizon Communications	624,424

		TOTAL	3,159,175

Shares			Value
		COMMON STOCKS--continued
		Electric Utilities--3.3%
22,100		DPL, Inc.	$461,448
5,900		Duquesne Light Holdings, Inc.	108,206
11,900		E.On AG, ADR	778,736
15,300		Electricidade de Portugal SA, ADR	403,461
5,200		Endesa S.A., ADR	99,320
5,600		Exelon Corp.	371,616
11,500		Pinnacle West Capital Corp.	460,230

		TOTAL	2,683,017

		Food & Staples Retailing--0.1%
4,100		Albertsons, Inc.	92,865

		Food Products--1.6%
25,300		ConAgra, Inc.	667,667
30,700		Sara Lee Corp.	666,497

		TOTAL	1,334,164

		Gas Utilities--0.3%
4,400		NICOR, Inc.	149,776
4,300		NiSource, Inc.	94,342

		TOTAL	244,118

		Healthcare Providers & Services--0.1%
1,900		CIGNA Corp.	109,250

		Household Durables--0.1%
2,900		Stanley Works	109,823

		Household Products--0.5%
6,700		Kimberly-Clark Corp.	395,903

		Industrial Conglomerates--1.7%
11,400		General Electric Co.	353,172
17,600		Textron, Inc.	1,004,256

		TOTAL	1,357,428

		Insurance--1.3%
5,100		Ace, Ltd.	211,242
16,800		Lincoln National Corp.	678,216
4,700		Unitrin, Inc.	194,627

		TOTAL	1,084,085

		Leisure Equipment & Products--0.2%
7,300		Eastman Kodak Co.	187,391

		Metals & Mining--0.5%
8,800		Anglo American PLC, ADR	194,656
12,100		Harmony Gold Mining Co. Ltd., ADR	196,383

		TOTAL	391,039

		Multi-Utilities & Unregulated Power--1.9%
10,900		National Grid Group PLC, ADR	395,125
15,100		RWE AG, RDC	601,866
24,700		Suez SA, ADR	499,187
4,900		United Utilities PLC, ADR	88,592

		TOTAL	1,584,770

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Multiline Retail--0.2%
6,800		May Department Stores Co.	$197,676

		Oil & Gas--4.3%
19,700		BP Amoco PLC, ADR	972,195
9,200		ChevronTexaco Corp.	794,788
5,500		ENI SpA, ADR	522,390
11,000		Exxon Mobil Corp.	451,000
8,700		Kerr-McGee Corp.	404,463
7,400		Royal Dutch Petroleum Co., ADR	387,686

		TOTAL	3,532,522

		Paper & Forest Products--0.6%
35,900		Stora Enso Oyj, ADR	486,804

		Pharmaceuticals--1.0%
2,100		Abbott Laboratories	97,860
15,900		Bristol-Myers Squibb Co.	454,740
5,000		Merck & Co., Inc.	231,000

		TOTAL	783,600

		Real Estate--1.9%
4,000		Apartment Investment & Management Co., Class A	138,000
3,600		Avalonbay Communities, Inc.	172,080
14,200		Public Storage, Inc.	616,138
7,400		Reckson Associates Realty Corp.	179,820
27,500		Trizec Properties, Inc.	423,500

		TOTAL	1,529,538

		Specialty Retail--0.4%
20,300		Limited Brands, Inc.	366,009

		Tobacco--1.6%
10,300		Altria Group, Inc.	560,526
12,800		R.J. Reynolds Tobacco Holdings, Inc.	744,320

		TOTAL	1,304,846

		TOTAL COMMON STOCKS (IDENTIFIED COST $23,547,447)	29,538,187

		CORPORATE BONDS--9.9%
		Brewing--0.5%
$400,000		Bavaria, Series 144A, 8.875%, 11/01/2010	412,000

		Broadcast Radio & TV--0.5%
400,000		Grupo Televisa S.A., Sr. Note, 8.5%, 3/11/2032	421,500

		Cable & Wireless Television--0.1%
83,072		Innova S De R.L., Sr. Note, 12.875%, 4/01/2007	84,110

		Capital Goods - Diversified Manufacturing--0.4%
300,000	[1]	Hutchison Whampoa Ltd., 6.5%, 2/13/2013	312,495

		Capital Goods - Environmental--0.4%
300,000		USA Waste Services Ins, Sr. Note, 7.125%, 10/01/2007	336,396

		Communications - Media & Cable--0.6%
185,000		British Sky Broadcasting Group PLC, 8.2%, 7/15/2009	220,500
250,000		Continental Cablevision, Sr. Deb., 8.875%, 9/15/2005	275,768

		TOTAL	496,268

Principal Amount			Value
		CORPORATE BONDS--continued
		Communications - Media Noncable--0.4%
$250,000		Univision Communications, Inc., 7.85%, 7/15/2011	$295,582

		Communications - Telecom Wireless--0.4%
300,000		AT&T Wireless Services,, Sr. Note, 7.35%, 3/01/2006	325,395

		Communications - Telecom Wirelines--1.2%
300,000		CenturyTel, Inc., 8.375%, 10/15/2010	366,792
250,000		Citizens Communications, 9%, 8/15/2031	291,665
300,000		Telecom de Puerto Rico, Note, 6.65%, 5/15/2006	326,595

		TOTAL	985,052

		Consumer Cyclical - Automotive--0.5%
100,000		General Motors Acceptance, 4.5%, 7/15/2006	102,795
300,000		General Motors Acceptance, 6.875%, 9/15/2011	323,259

		TOTAL	426,054

		Consumer Cyclical - Entertainment--0.4%
300,000		Time Warner, Inc., Deb., 8.11%, 8/15/2006	339,525

		Consumer Non-Cyclical - Consumer Products--0.1%
100,000		Alberto-Culver Co., Unsecd. Note, 8.25%, 11/01/2005	110,616

		Container & Glass Products--0.4%
300,000		Vitro SA, Note, Series 144A, 11.75%, 11/01/2013	291,474

		Financial Institution - Banking--0.8%
300,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	340,332
300,000		PNC Funding Corp, Sub. Note, 6.875%, 7/15/2007	334,716

		TOTAL	675,048

		Financial Institution - Brokerage--0.4%
300,000		Waddell & Reed Financial, Inc., 7.5%, 1/18/2006	325,632

		Financial Institution - Insurance - P&C--0.4%
300,000	[1]	MBIA Global Funding LLC, 2.875%, 11/30/2006	301,017

		Financial Institution - REITs--0.3%
300,000		Rouse Co., 5.375%, 11/26/2013	298,863

		Foreign-Local-Govt--0.1%
100,000		Hydro Quebec, Sr. Deb., 6.3%, 5/11/2011	113,032

		Oil & Gas--0.7%
220,000		Gazprom, Note, Series 144A, 9.625%, 3/01/2013	244,640
350,000	[1]	Petrozuata Finance Inc., Company Guarantee, Series 144A, 8.22%, 4/01/2017	313,250

		TOTAL	557,890

		Retailers--0.3%
250,000		Grupo Elektra S.A. de C., Sr. Note, 12%, 4/01/2008	270,625

		Steel--0.3%
275,000		CSN Islands VIII Corp., Company Guarantee, Series 144A, 9.75%, 12/16/2013	276,240

		Telecommunications & Cellular--0.3%
200,000		Philippine Long Distance, Sr. Unsub., 11.375%, 5/15/2012	222,000

		Utility - Electric--0.4%
300,000		Arizona Public Service Co, 6.375%, 10/15/2011	326,076

		TOTAL CORPORATE BONDS (IDENTIFIED COST $7,834,745)	8,202,890

Principal Amount or Shares			Value
		GOVERNMENTS/AGENCIES--17.4%
		Sovereign--17.4%
$1,500,000		Brazil, Government of, Bond, 10.125%, 5/15/2027	$1,593,750
950,000		Brazil, Government of, Note, 12%, 4/15/2010	1,149,500
1,700,000		Brazil, Government of, Unsub., 11%, 8/17/2040	1,874,250
800,000		Colombia, Government of, 10.75%, 1/15/2013	914,000
1,200,000		Mexico, Government of, 11.375%, 9/15/2016	1,713,900
370,000		Peru, Government of, Note, 9.875%, 2/06/2015	432,900
300,000		Philippines, Government, 9.875%, 1/15/2019	318,750
450,000		Philippines, Government, Note, 8.25%, 1/15/2014	446,625
1,280,000		Russia, Government of, Series REGS, 8.25%, 3/31/2010	1,436,416
1,850,000		Russia, Government of, Unsub., Series REGS, 5.0%, 3/31/2030	1,777,387
500,000		Turkey, Government of, 11%, 1/14/2013	628,750
750,000		Turkey, Government of, 9.5%, 1/15/2014	870,000
300,000		Venezuela, Government of, 10.75%, Series 144A, 9/19/2013	320,550
950,000		Venezuela, Government of, Bond, 9.25%, 9/15/2027	869,250

		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $13,557,463)	14,346,028

		MORTGAGE BACKED SECURITIES--3.3%
		Agency--1.5%
730,575		Federal National Mortgage Association Pool 713833, 5.500%, 15 Year, 10/1/2018	757,058
498,535		Federal National Mortgage Association Pool 744621, 6.000%, 30 Year, 10/1/2033	515,206

		TOTAL	1,272,264

		Federal Home Loan Mortgage Corp.--1.8%
995,700		Federal Home Loan Mortgage Corp. Pool A13833, 5.500%, 30 Year, 9/1/2033	1,007,529
500,000		Federal Home Loan Mortgage Corp. Pool A14164, 5.000%, 30 Year, 10/1/2033	493,595

		TOTAL	1,501,124

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $2,756,732)	2,773,388

		PREFERRED STOCKS--4.7%
		Aerospace & Defense--0.6%
9,000		Raytheon Co., DECS	488,520

		Automobiles--0.8%
19,200		General Motors Corp., Conv. Pfd., Series C, $1.68, Semi- Annual Dividend	620,160

		Communications Equipment--0.1%
2,400		Motorola, Inc., Conv. Pfd., $3.50, Quarterly Dividend	104,232

		Containers & Packaging--0.2%
3,200		Temple-Inland, Inc., DECS, $3.75, Quarterly Dividend	185,984

		Diversified Telecommunication Services--0.8%
12,800		Alltel Corp., DECS, $3.88, Quarterly Dividend	636,160

		Electric Utilities--0.3%
5,900		American Electric Power, DECS, $4.63, Quarterly Dividend	268,804

		IT Services--0.6%
21,700		Electronic Data Systems, PRIDES, Series I, $3.81, Quarterly Dividend	497,581

		Insurance--0.5%
6,600		Hartford Financial Services, PRIDES, Series D, $3.50, Quarterly Dividend	400,356

		Specialty Retail--0.5%
8,000		Boise Cascade Corp., Conv. Pfd., $3.75, Quarterly Dividend	409,520

		Thrifts & Mortgage Finance--0.3%
5,000		Washington Mutual, Inc., Conv. Pfd., $2.69, Quarterly Dividend	280,000

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $3,489,855)	3,891,317

Principal Amount or Shares			Value
		U.S. TREASURY--3.6%
		Treasury Securities--3.6%
$1,290,000		United States Treasury Bond, 10.750%, 8/15/2005	$1,478,869
1,115,000		United States Treasury Bond, 11.625%, 11/15/2004	1,215,094
285,000		United States Treasury Bond, 13.750%, 8/15/2004	307,153

		TOTAL U.S. TREASURY (IDENTIFIED COST $3,154,824)	3,001,116

		PURCHASE PUT OPTIONS--0.0%
1,477,692	[1]	Deutsche Brazil C Put( PUT-Option) Strike Price:91.125; Expiration Date: 28-Jan-2004	148
1,500,000	[1]	Deutsche Russia 30 Put( PUT-Option) Strike Price:92.125; Expiration Date: 18-Feb-2004	12,750

		TOTAL PURCHASE PUT OPTIONS (IDENTIFIED COST $72,987)	12,898

		MUTUAL FUND--23.2%
2,398,085	[2]	Federated High Income Bond Fund II, Shares P (IDENTIFIED COST $17,588,950)	19,160,697

		REPURCHASE AGREEMENT--0.9%
$719,000		Interest in $800,000,000 joint repurchase agreement with Greenwich Capital Markets Inc. 1.030%, dated 12/31/2003, to be repurchased at $719,041 on 1/2/2004, collateralized by U.S. Government Agency Obligations with various maturities of 2/25/2042 (AT AMORTIZED COST)	719,000

		TOTAL INVESTMENTS--98.8% (IDENTIFIED COST $72,722,003)[3]	81,645,521

		OTHER ASSETS AND LIABILITIES - NET--1.2%	956,121

		TOTAL NET ASSETS--100%	$82,601,642

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At December 31, 2003, these securities amounted to $939,660 which represents 1.1% of total net assets.

2 Affiliated company.

3 The cost of investments for federal tax purposes amounts to $73,668,508.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2003.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities
REITs	--Real Estate Investment Trusts

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Total investments in securities, at value including $19,160,697 of investments in affiliated issuers (Note 5) (identified cost $72,722,003)		$81,645,521
Cash		244
Income receivable		740,054
Receivable for investments sold		26,642
Receivable for shares sold		256,926

TOTAL ASSETS		82,669,387

Liabilities:
Payable for shares redeemed	$60,123
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	3,820
Payable for Directors'/Trustees' fees	155
Payable for portfolio accounting fees (Note 5)	3,151
Accrued expenses	496

TOTAL LIABILITIES		67,745

Net assets for 9,786,100 shares outstanding		$82,601,642

Net Assets Consist of:
Paid in capital		$141,118,764
Net unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency		8,923,518
Accumulated net realized loss on investments, options and foreign currency transactions		(70,989,199)
Undistributed net investment income		3,548,559

TOTAL NET ASSETS		$82,601,642

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$82,601,642 ÷ 9,786,100 shares outstanding		$8.44

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2003

Investment Income:
Dividends (net of foreign taxes withheld of $23,495)			$2,849,875
Interest (including income on securities loaned of $12,749)			1,217,773

TOTAL INCOME			4,067,648

Expenses:
Investment adviser fee (Note 5)		$590,296
Administrative personnel and services fee (Note 5)		129,178
Custodian fees		13,779
Transfer and dividend disbursing agent fees and expenses (Note 5)		20,497
Directors'/Trustees' fees		1,506
Auditing fees		17,328
Legal fees		7,115
Portfolio accounting fees (Note 5)		48,205
Printing and postage		37,495
Insurance premiums		1,888
Miscellaneous		819

TOTAL EXPENSES		868,106

Waiver, Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee (Note 5)	$(59,392)
Waiver of administrative personnel and services fee (Note 5)	(4,044)
Fees paid indirectly from directed brokerage agreements	(28,814)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(92,250)

Net expenses			775,856

Net investment income			3,291,792

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments, options and foreign currency transactions			1,064,903
Net change in unrealized depreciation of investments, options and translation of assets and liabilities in foreign currency			10,085,299

Net realized and unrealized gain on investments, options and foreign currency transactions			11,150,202

Change in net assets resulting from operations			$14,441,994

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,291,792	$5,156,889
Net realized gain (loss) on investments, options and foreign currency transactions	1,064,903	(34,825,945)
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	10,085,299	(1,403,519)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	14,441,994	(31,072,575)

Distributions to Shareholders:
Distributions from net investment income	(5,128,885)	(6,136,892)

Share Transactions:
Proceeds from sale of shares	12,686,779	21,690,608
Net asset value of shares issued to shareholders in payment of distributions declared	5,128,883	6,136,889
Cost of shares redeemed	(29,946,013)	(43,469,276)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(12,130,351)	(15,641,779)

Change in net assets	(2,817,242)	(52,851,246)

Net Assets:
Beginning of period	85,418,884	138,270,130

End of period (including undistributed net investment income of $3,548,559 and $5,128,028, respectively)	$82,601,642	$85,418,884

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2003

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Capital Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

Effective May 1, 2003 the Fund changed its name from Federated Utility Fund II to Federated Capital Income Fund II.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

U.S. government securities, listed foreign and domestic corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available, or whose values have been affected by a significant event occurring after the close of their primary markets, are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2003, the Fund had no outstanding foreign currency commitments.

Written Option Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and premium received. For the year ended December 31, 2003, the Fund had no realized gain on written options.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is in cash or invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2003, the Fund had no outstanding securities on loan.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2003	2002
Shares sold	1,690,727	2,574,995
Shares issued to shareholders in payment of distributions declared	754,247	633,322
Shares redeemed	(4,011,967)	(5,192,682)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,566,993)	(1,984,365)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency and discount accretion/premium amortization on debt securities.

For the year ended December 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Loss
$257,624	$(257,624)

Net investment income (loss), net realized gains (losses) as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Ordinary income[1]	$5,128,885	$6,136,892

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 3,548,562

Net unrealized appreciation	$ 7,977,013

Capital loss carryforward	$70,033,643

The differences between book-basis and tax basis net unrealized appreciation is attributable to differing treatments for the tax deferral of losses on wash sales.

At December 31, 2003, the cost of investments for federal tax purposes was $73,668,508. The net unrealized appreciation of investments for federal tax purposes was $7,977,013. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $79,980,016 and net unrealized depreciation from investments for those securities having an excess of cost over value of $72,003,003.

At December 31, 2003, the Fund had a capital loss carryforward of $70,033,643 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$19,839,666

2009	$16,049,079

2010	$34,144,898

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in Federated High Income Bond Fund II which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Administrative Services ("FAS"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Services Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended December 31, 2003, the fees paid to FAS and FServ were $104,109 and $21,025 respectively, after voluntary waiver, if applicable.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntary choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turns pays a portion of the Fund's operating expenses. For the year ended December 31, 2003, the Fund's expenses were reduced by $28,814 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2003, were as follows:

Purchases	$100,502,760

Sales	$116,475,158

7. RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic development within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2003, the diversification of non-U.S. countries was as follows:

Country	Percentage of Net Assets
Brazil	5.6%
Russia	4.2%
Mexico	3.7%
United Kingdom	3.3%
Turkey	1.8%
Venezuela	1.8%
Germany, Federal Republic of	1.7%
Colombia	1.6%
Philippines	1.2%
Netherlands	0.8%
Italy	0.6%
France	0.6%
Finland	0.6%
Peru	0.5%
Portugal	0.5%
British Virgin Islands	0.4%
Bermuda	0.3%
Cayman Islands	0.3%
South Africa	0.2%
Australia	0.1%
Canada	0.1%
Spain	0.1%

8. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations have been filed, and others may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED CAPITAL INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Income Fund II (formerly Federated Utility Fund II) (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Capital Income Fund II as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2004

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises 12 portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated Capital Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916108

Federated is a registered mark of Federated Investors, Inc. 2004 ©Federated Investors, Inc.

G00845-01 (2/04)

Federated Investors
World-Class Investment Manager

Federated Equity Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2003[1]	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$ 9.73	$12.49	$14.32	$16.28	$14.15
Income From Investment Operations:
Net investment income	0.24	0.20	0.23	0.22	0.22 [2]
Net realized and unrealized gain (loss) on investments and option transactions	2.36	(2.74)	(1.81)	(2.01)	2.32

TOTAL FROM INVESTMENT OPERATIONS	2.60	(2.54)	(1.58)	(1.79)	2.54

Less Distributions:
Distributions from net investment income	(0.20)	(0.22)	(0.25)	(0.17)	(0.23)
Distributions from net realized gain on investments	--	--	--	--	(0.18)

TOTAL DISTRIBUTIONS	(0.20)	(0.22)	(0.25)	(0.17)	(0.41)

Net Asset Value, End of Period	$12.13	$ 9.73	$12.49	$14.32	$16.28

Total Return[3]	27.27%	(20.74)%	(10.98)%	(11.19)%	18.39%

Ratios to Average Net Assets:

Expenses	1.15%[4]	1.07%[4]	0.97%	0.95%	0.94%

Net investment income	2.18%	1.63%	1.77%	1.67%	1.48%

Expense waiver/reimbursement[5]	0.01%	0.01%	0.02%	0.04%	0.20%

Supplemental Data:

Net assets, end of period (000 omitted)	$73,904	$61,430	$91,988	$104,934	$87,619

Portfolio turnover	145%	81%	101%	74%	49%

1 During the year ended December 31, 2003, the investment strategy of the fund transitioned from a blended value/growth style to one focused on value.

2 Based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.14% and 1.06%, for the years ended December 31, 2003 and December 31, 2002, respectively, after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

FUND PERFORMANCE

During the first half of 2003, the fund was transitioned from a blended value/growth style to one solely focused on value. For the year, Federated Equity Income Fund II returned 27.27%,1 trailing by 141 basis points the return of the S&P 500 Index2 and 276 basis points its new benchmark, the Russell 1000® Value Index.3 For the period, the five positions contributing most to performance were Citigroup, J.P. Morgan Chase, Morgan Stanley, Sears and ExxonMobil. The five positions detracting most from performance were Kraft Foods, Verizon Communications, SBC Communications, Merck, and Colgate-Palmolive.

Stock selection in the Financial, Consumer Staples and Utility sectors was the major contributor to the fund's performance. Stocks like FleetBoston Financial Corp., Altria Group, Inc. and RWE AG significantly aided performance. In addition, the fund's sector overweights in Basic Materials and Telecommunication Services were also positive contributors.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

2 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3 Russell 1000® Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Average Annual Total Returns for the Period Ended 12/31/2003
1 Year	27.27%

5 Years	(1.14)%

Start of Performance (1/30/1997)	3.87%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund II (the "Fund") from January 30, 1997 (start of performance) to December 31, 2003 compared to the Russell 1000® Value Index (RUS1000).2

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1000 has been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS1000 is are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Portfolio of Investments

December 31, 2003

Shares		Value
	COMMON STOCKS--91.5%
	Consumer Discretionary--8.3%
10,800	ADVO, Inc.	$343,008
6,800	Black & Decker Corp.	335,376
19,400	Delphi Auto Systems Corp.	198,074
21,300	Dow Jones & Co.	1,061,805
14,200	Leggett and Platt, Inc.	307,146
58,000	Limited, Inc.	1,045,740
11,700	May Department Stores Co.	340,119
6,600	Maytag Corp.	183,810
29,000	McDonald's Corp.	720,070
36,100	Pearson PLC, ADR	404,681
6,800	Reuters Holdings PLC, ADR	172,584
9,600	Sears, Roebuck & Co.	436,704
6,400	Stanley Works	242,368
9,600	Starwood Hotels & Resorts Worldwide, Inc.	345,312

	TOTAL	6,136,797

	Consumer Staples--7.6%
7,400	Albertsons, Inc.	167,610
9,400	Altria Group, Inc.	511,548
11,500	Archer-Daniels-Midland Co.	175,030
7,900	Cadbury Schweppes PLC, ADR	236,131
16,600	Coca-Cola Co.	842,450
8,100	Colgate-Palmolive Co.	405,405
7,800	Companhia Cervajaria Brahma, ADR	198,978
6,800	Dial Corp.	193,596
14,100	Fresh Del Monte Produce, Inc.	336,003
18,300	Kimberly-Clark Corp.	1,081,347
17,500	Kraft Foods, Inc., Class A	563,850
2,800	Nestle SA, ADR	174,894
23,700	Sara Lee Corp.	514,527
3,300	Unilever N.V., ADR	214,170

	TOTAL	5,615,539

	Energy--6.7%
25,200	BP PLC, ADR	1,243,620
10,400	ChevronTexaco Corp.	898,456
61,500	ExxonMobil Corp.	2,521,500
10,300	Halliburton Co.	267,800

	TOTAL	4,931,376

Shares		Value
	COMMON STOCKS--continued
	Financials--28.7%
4,193	Ace Ltd.	$173,674
3,900	Allstate Corp.	167,778
41,600	Amvescap PLC, ADR	613,184
5,000	BB&T Corp.	193,200
11,600	Bank of America Corp.	932,988
15,600	Bank of New York Co., Inc.	516,672
5,000	Barclays Bank PLC, ADR	181,750
3,300	Blackrock, Inc.	175,263
18,300	Carolina Corp.	461,892
4,800	Cincinnati Financial Corp.	201,024
62,900	Citigroup, Inc.	3,053,166
18,900	Comerica, Inc.	1,059,534
6,200	Commercial Federal Corp.	165,602
4,700	Federal National Mortgage Association	352,782
2,800	Fifth Third Bancorp	165,480
3,900	First Tennessee National Corp.	171,990
16,400	FleetBoston Financial Corp.	715,860
13,900	HSBC Holdings PLC, ADR	1,095,598
42,800	J.P. Morgan Chase & Co.	1,572,044
3,400	Jefferson-Pilot Corp.	172,210
4,200	Lincoln National Corp.	169,554
6,200	Lloyds TSB Group PLC, ADR	201,810
19,600	MBNA Corp.	487,060
18,800	Morgan Stanley	1,087,956
6,100	National Commerce Financial Corp.	166,408
15,100	Nationwide Financial Services, Inc., Class A	499,206
3,700	Northern Trust Corp.	171,754
7,800	Old National Bancorp	178,230
4,900	Protective Life Corp.	165,816
13,700	Sun Life Financial Services of Canada	342,774
31,100	Travelers Property Casualty Corp., Class B	527,767
22,400	Trizec Properties, Inc.	344,960
41,300	U.S. Bancorp	1,229,914
18,700	UBS AG	1,271,413
8,400	Washington Mutual Bank FA	337,008
23,400	Wells Fargo & Co.	1,378,026
10,000	Willis Group Holdings Ltd.	340,700
2,800	Zions Bancorp	171,724

	TOTAL	21,213,771

Shares		Value
	COMMON STOCKS--continued
	Healthcare--6.4%
14,700	Abbott Laboratories	$685,020
5,600	Baxter International, Inc.	170,912
38,100	Bristol-Myers Squibb Co.	1,089,660
8,200	CIGNA Corp.	471,500
7,300	Johnson & Johnson	377,118
7,700	Merck & Co., Inc.	355,740
24,700	Pfizer, Inc.	872,651
16,800	Wyeth	713,160

	TOTAL	4,735,761

	Industrials--9.2%
3,300	Avery Dennison Corp.	184,866
61,700	BAE Systems, ADR	743,349
4,300	Boeing Co.	181,202
4,000	Curtiss Wright Corp.	180,040
6,600	Dover Corp.	262,350
3,200	Emerson Electric Co.	207,200
6,800	Frontline Ltd.	173,196
33,600	General Electric Co.	1,040,928
32,000	Honeywell International, Inc.	1,069,760
3,500	Lockheed Martin Corp.	179,900
10,200	Pitney Bowes, Inc.	414,324
20,000	Quebecor World, Inc.	411,800
5,700	Raytheon Co.	171,228
7,400	TPG NV, ADR	174,566
6,000	Union Pacific Corp.	416,880
10,900	United Technologies Corp.	1,032,993

	TOTAL	6,844,582

	Information Technology--1.6%
45,000	Hewlett-Packard Co.	1,033,650
10,500	PerkinElmer, Inc.	179,235

	TOTAL	1,212,885

	Materials--6.2%
11,000	Akzo Nobel NV, ADR	420,200
7,200	Alcoa, Inc.	273,600
7,144	Cemex S.A. de C.V., ADR	187,173
18,500	Domtar, Inc.	231,065
30,200	Du Pont (E.I.) de Nemours & Co.	1,385,878
10,300	Eastman Chemical Co.	407,159
3,700	Martin Marietta Materials	173,789
8,800	Monsanto Co.	253,264
13,300	POSCO, ADR	451,801
15,600	Packaging Corp. of America	341,016
5,700	Peabody Energy Corp.	237,747
14,200	Stora Enso Oyj, ADR	192,552

	TOTAL	4,555,244

Shares		Value
	COMMON STOCKS--continued
	Telecommunication Services--9.1%
8,200	AT&T Corp.	$166,460
36,800	BellSouth Corp.	1,041,440
12,200	China Mobile (Hong Kong) Ltd., ADR	189,466
12,500	PT Telekomunikasi Indonesia, Class CS, ADR	205,250
18,600	Portugal Telecom SGPS SA, ADR	186,372
60,500	SBC Communications, Inc.	1,577,235
22,200	Sprint Corp.	364,524
11,000	TDC A/S, ADR	199,760
12,100	Telecomunicacoes de Sao Paulo SA, ADR	190,333
14,200	Telefonos de Mexico, Class L, ADR	469,026
20,700	Telstra Corp. Ltd., ADR	378,603
49,900	Verizon Communications	1,750,492

	TOTAL	6,718,961

	Utilities--7.7%
17,700	CenterPoint Energy, Inc.	171,513
44,200	DPL, Inc.	922,896
5,700	E.On AG, ADR	373,008
10,800	Enel SPA, ADR	368,820
6,200	Equitable Resources, Inc.	266,104
8,600	Exelon Corp.	570,696
52,300	Korea Electric Power Corp., ADR	543,397
8,000	National Fuel Gas Co.	195,520
20,800	National Grid Group PLC, ADR	754,000
8,200	NiSource, Inc.	179,908
11,500	Northeast Utilities Co.	231,955
9,300	RWE AG, ADR	370,686
27,200	Suez SA, ADR	549,712
5,400	Texas Genco Holdings, Inc.	175,500

	TOTAL	5,673,715

	TOTAL COMMON STOCKS (IDENTIFIED COST $59,021,907)	67,638,631

	PREFERRED STOCKS--4.6%
	Consumer Discretionary--2.2%
51,000	General Motors Corp., Conv. Pfd., Series C, $1.68, Annual Dividend	1,647,300

	Financials--0.3%
6,400	Chubb Corp., PRIDES, $1.75, Annual Dividend	184,448

	Information Technology--1.0%
33,100	Electronic Data Systems Corp., PRIDES, Series I, $3.81, Annual Dividend	758,983

Shares or Principal Amount		Value
	PREFERRED STOCKS--continued
	Telecommunication Services--0.6%
8,700	Alltel Corp., DECS, $3.88, Annual Dividend	$432,390

	Utilities--0.5%
8,000	American Electric Power Co., Inc., DECS, $4.63, Annual Dividend	364,480

	TOTAL PREFERRED STOCKS (IDENTIFIED COST $3,050,014)	3,387,601

	REPURCHASE AGREEMENT--4.0%
$2,931,000	Interest in $800,000,000 joint repurchase agreement with Greenwich Capital Markets, Inc., at 1.03%, dated 12/31/2003 to be repurchased at $2,931,168 on 1/2/2004, collateralized by U.S. Government Agency Obligations with various maturities to 2/25/2042 (AT AMORTIZED COST)	2,931,000

	TOTAL INVESTMENTS--100.1% (IDENTIFIED COST $65,002,921)[1]	73,957,232

	OTHER ASSETS AND LIABILITIES -- NET--(0.1)%	(53,334)

	TOTAL NET ASSETS--100%	$73,903,898

1 The cost of investments for federal tax purposes amounts to $65,142,499.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2003.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Total investments in securities, at value (identified cost $65,002,921)		$73,957,232
Income receivable		218,005
Receivable for investments sold		4,480
Receivable for shares sold		51,219

TOTAL ASSETS		74,230,936

Liabilities:
Payable for investments purchased	$247,860
Payable for shares redeemed	53,316
Payable to bank	20
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	4,313
Payable for Directors'/Trustees' fees	93
Payable for portfolio accounting fees (Note 5)	3,714
Accrued expenses	17,722

TOTAL LIABILITIES		327,038

Net assets for 6,094,698 shares outstanding		$73,903,898

Net Assets Consist of:
Paid in capital		$88,590,003
Net unrealized appreciation of investments		8,954,311
Accumulated net realized loss on investments		(25,049,714)
Undistributed net investment income		1,409,298

TOTAL NET ASSETS		$73,903,898

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$73,903,898 ÷ 6,094,698 shares outstanding		$12.13

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2003

Investment Income:
Dividends (net of foreign taxes withheld of $21,652)			$2,034,051
Interest			112,468

TOTAL INCOME			2,146,519

Expenses:
Investment adviser fee (Note 5)		$485,491
Administrative personnel and services fee (Note 5)		129,178
Custodian fees		6,545
Transfer and dividend disbursing agent fees and expenses (Note 5)		19,341
Directors'/Trustees' fees		1,331
Auditing fees		14,050
Legal fees		7,567
Portfolio accounting fees (Note 5)		46,913
Printing and postage		31,823
Insurance premiums		1,484
Miscellaneous		1,789

TOTAL EXPENSES		745,512

Waiver and Expense Reductions (Note 5):
Waiver of administrative personnel and services fee	$(4,060)
Fees paid indirectly for directed broker arrangements	(3,431)

TOTAL WAIVER AND EXPENSE REDUCTIONS		(7,491)

Net expenses			738,021

Net investment income			1,408,498

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			2,187,196
Net change in unrealized depreciation of investments			12,346,967

Net realized and unrealized gain on investments			14,534,163

Change in net assets resulting from operations			$15,942,661

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,408,498	$1,238,723
Net realized gain (loss) on investments and option transactions	2,187,196	(7,021,866)
Net change in unrealized appreciation/depreciation of investments	12,346,967	(12,568,416)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	15,942,661	(18,351,559)

Distributions to Shareholders:
Distributions from net investment income	(1,238,909)	(1,569,093)

Share Transactions:
Proceeds from sale of shares	8,089,410	4,976,915
Net asset value of shares issued to shareholders in payment of distributions declared	1,238,908	1,569,092
Cost of shares redeemed	(11,558,099)	(17,183,270)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,229,781)	(10,637,263)

Change in net assets	12,473,971	(30,557,915)

Net Assets:
Beginning of period	61,429,927	91,987,842

End of period (including undistributed net investment income of $1,409,298 and $1,238,722, respectively)	$73,903,898	$61,429,927

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2003

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide above average income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put at the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended December 31, 2003, the Fund had no realized gain (loss) on written options.

At December 31, 2003, the Fund had no outstanding written options.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2003	2002
Shares sold	784,055	471,195
Shares issued to shareholders in payment of distributions declared	128,251	126,032
Shares redeemed	(1,133,735)	(1,644,997)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(221,429)	(1,047,770)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency.

For the year ended December 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Loss
$987	$(987)

Net investment income, net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2003 and 2002 were as follows:

	2003	2002
Ordinary income[1]	$1,238,909	$1,569,093

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,409,300

Net unrealized appreciation	$8,814,733

Capital loss carryforward	$24,910,135

The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the tax deferral of losses on wash sales.

At December 31, 2003, the cost of investments for federal tax purposes was $65,142,499. The unrealized appreciation of investments for federal tax purposes was $8,814,733. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $70,886,654 and net unrealized depreciation from investments for those securities having an excess of cost over value of $62,071,921.

At December 31, 2003, the Fund had a capital loss carryforward of $24,910,135 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows.

Expiration Year	Expiration Amount
2008	$ 7,592,902

2009	$10,532,229

2010	$ 6,785,004

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services ("FAS"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Services Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below.

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended December 31, 2003, the fees paid to FAS and FServ were $21,009 and $104,109, respectively, after voluntary waiver, if applicable.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the daily net assets of the Fund's Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time or at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2003, the Fund's expenses were reduced by $3,431 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2003, were as follows:

Purchases	$86,755,734

Sales	$89,169,853

7. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations have been filed, and others may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund II (a portfolio of the Federated Insurance Series) (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies are not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Federated Equity Income Fund II as of December 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2004

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises 12 portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated Equity Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916801

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G00433-09 (2/04)

Federated Investors
World-Class Investment Manager

Federated Growth Strategies Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$13.00	$17.65	$23.15	$30.88	$17.91
Income From Investment Operations:
Net investment income (loss)	--	--	(0.03)[1]	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	5.22	(4.65)	(5.15)	(5.32)	13.04

TOTAL FROM INVESTMENT OPERATIONS	5.22	(4.65)	(5.18)	(5.42)	12.97

Less Distributions:
Distributions from net realized gain on investments	--	--	(0.32)	(2.31)	--

TOTAL DISTRIBUTIONS	--	--	(0.32)	(2.31)	--

Net Asset Value, End of Period	$18.22	$13.00	$17.65	$23.15	$30.88

Total Return[2]	40.15%[3]	(26.35)%	(22.38)%	(19.91)%	72.42%

Ratios to Average Net Assets:

Expenses	1.23%[4]	1.07%[4]	0.90%	0.86%	0.85%

Net investment income (loss)	(0.72)%	(0.32)%	(0.15)%	(0.39)%	(0.38)%

Expense waiver/reimbursement[5]	0.01%	0.01%	0.07%	0.08%	0.20%

Supplemental Data:

Net assets, end of period (000 omitted)	$64,269	$53,367	$96,126	$132,351	$132,563

Portfolio turnover	173%	194%	219%	128%	117%

1 Per share amount is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the year, the Fund received payments from the Adviser for certain losses on investments, this increased the total return by 0.07%. (Note 7)

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios for the years ended December 31, 2003 and December 31, 2002 are 1.20% and 1.06%, respectively, after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

MARKET OVERVIEW

During most of the first quarter of the year, the country was squarely focused on the war in Iraq, and concerned with which allies were with us, how fast/easily would we win and what would the economy look like coming out the other side. Obviously, this perspective involved many assumptions and much uncertainty, characteristics markets tend to abhor. Not surprisingly, throughout the first quarter, the domestic economy was flat, with no sign of either acceleration or decline.

Auspiciously, the second part of the year was mostly about a post-war economic rebound. While evidence of reacceleration grew, it still remained modest. The market's focus, fortunately, was definitely on the net positive change. The good news included improved earnings estimates and industrial strength indicators moving up--and even global leading indicators advanced.

Consequently, the equity markets rallied to the extent that the tale of tape for the year had the NASDAQ Composite Index up 46.10%,1 while the Standard & Poor's 500/Barra Growth Index (S&P 500/Barra Growth), a more diversified index of large-cap growth stocks, was up 25.70%.2 The Standard & Poor's 500 Index (S&P 500) gained 28.70% for the same period.3

PERFORMANCE REVIEW

With a strong, broad rebound in the market in 2003, the Federated Growth Strategies Fund II produced a total return of 40.15%.4 Contrary to 2002, where a defensive posture aided relative performance, we believe that the Fund outperformed its peers this year by taking an aggressive position. This means that the fund owned stocks that were more sensitive to the development of an economic recovery. These types of stocks increasingly captured investors' attention as the direction of the outcome of the war became more obvious.

From a sector perspective, the primary drivers of the outperformance were the strong, broad performance of our Information Technology holdings, led by the semiconductor and communication equipment industries; our Healthcare stocks, driven by specialty pharmaceuticals and service companies; and, the positive relative return generated by our Consumer Discretionary positions, led by retail and media stocks.

The areas of biggest negative relative performance occurred in the Energy sector, specifically the oil service industry, which failed to experience the expected strong spending by the multi-national oil companies; and the Industrials sector, where the portfolio's underweight in the very cyclical, and usually much smaller capitalized, business services industry hurt, as these stocks performed very well.

1 NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S.-based common stocks listed on the NASDAQ Stock Market.

2 S&P 500/Barra Growth is an unmanaged capitalization-weighted index of stocks in the Standard & Poor's 500 index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

3 S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

4 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Average Annual Total Return for the Period Ended 12/31/2003
1 Year	40.15%

5 Years	2.04%

Start of Performance (11/9/1995)	9.62%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund II (the "Fund") from November 9, 1995 (start of performance) to December 31, 2003 compared to the Russell Mid-Cap Growth Index (RUSMD).2

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUSMD has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RUSMD is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made in an index.

Portfolio of Investments

December 31, 2003

Shares			Value
		COMMON STOCKS--97.6%
		Consumer Discretionary--21.3%
5,400	[1]	Advance Auto Parts, Inc.	$439,560
6,800	[1,2]	Amazon.com, Inc.	357,952
10,100		Applebee's International, Inc.	396,627
10,300	[1]	CarMax, Inc.	318,579
4,800		Centex Corp.	516,720
13,200	[1]	Chicos Fas, Inc.	487,740
8,300		Choice Hotels International, Inc.	292,575
25,000		Claire's Stores, Inc.	471,000
10,300	[1]	Coach, Inc.	388,825
10,700	[1]	Comcast Corp., Class A	334,696
10,700	[1]	Echostar Communications Corp., Class A	363,800
12,300		Gtech Holdings Corp.	608,727
22,000		International Game Technology	785,400
6,600		KB HOME	478,632
14,400		Koninklijke (Royal) Philips Electronics NV, ADR	418,896
5,600		Lennar Corp., Class A	537,600
13,300		Mandalay Resort Group	594,776
1,200	[1]	NVR, Inc.	559,200
23,900		PetSmart, Inc.	568,820
5,800		Pulte Homes, Inc.	542,996
14,400		Ross Stores, Inc.	380,592
11,700		Ruby Tuesday, Inc.	333,333
11,400	[1]	Scientific Games Holdings Corp.	193,914
187,400	[1,2]	Sirius Satellite Radio, Inc.	592,184
18,900	[1]	Staples, Inc.	515,970
12,100	[1]	Starbucks Corp.	400,026
19,000		Station Casinos, Inc.	581,970
13,400	[1]	Tractor Supply Co.	521,126
14,000		Walt Disney Co.	326,620
10,200	[1]	Yum! Brands, Inc.	350,880

		TOTAL	13,659,736

		Consumer Staples--2.2%
4,600		Avon Products, Inc.	310,454
12,100		British American Tobacco PLC, ADR	334,807
131,400	[1]	Rite Aid Corp.	793,656

		TOTAL	1,438,917

		Energy--4.3%
9,200		ENSCO International, Inc.	249,964
10,100		EOG Resources, Inc.	466,317
24,600		Halliburton Co.	639,600
47,700	[1]	Key Energy Services, Inc.	491,787
6,900		Pogo Producing Co.	333,270
21,033		XTO Energy, Inc.	595,234

		TOTAL	2,776,172

Shares			Value
		COMMON STOCKS--continued
		Financials--5.5%
4,900		Bear Stearns Cos., Inc.	$391,755
7,000		Capital One Financial Corp.	429,030
6,667		Countrywide Financial Corp.	505,667
21,600	[1]	First Marblehead Corp.	472,608
3,500		Goldman Sachs Group, Inc.	345,555
4,100		Legg Mason, Inc.	316,438
4,100	[1]	Nelnet, Inc., Class A	91,840
13,233		New York Community Bancorp, Inc.	503,516
42,900	[1]	Providian Financial Corp.	499,356

		TOTAL	3,555,765

		Healthcare--20.6%
8,500		Aetna, Inc.	574,430
5,700	[1]	Amgen, Inc.	352,260
14,500	[1]	Angiotech Pharmaceuticals, Inc.	667,000
4,100	[1]	Anthem, Inc.	307,500
5,800	[1]	Barr Laboratories, Inc.	446,310
10,800	[1]	Boston Scientific Corp.	397,008
9,600	[1]	Coventry Health Care, Inc.	619,104
18,900	[1]	Forest Laboratories, Inc., Class A	1,168,020
6,200	[1]	Genentech, Inc.	580,134
12,000	[1]	Gilead Sciences, Inc.	697,680
8,400		Guidant Corp.	505,680
12,000	[1]	Health Net, Inc.	392,400
5,300	[1]	Invitrogen Corp.	371,000
5,800	[2]	Medicis Pharmaceutical Corp., Class A	413,540
20,850		Mylan Laboratories, Inc.	526,671
6,100	[1]	Neurocrine Biosciences, Inc.	332,694
9,500	[1]	PacifiCare Health Systems, Inc.	642,200
17,500		Pfizer, Inc.	618,275
8,500	[1]	Pharmaceutical Resources, Inc.	553,775
17,400	[1]	SICOR, Inc.	473,280
7,800	[1]	St. Jude Medical, Inc.	478,530
40,000	[1]	Tenet Healthcare Corp.	642,000
7,300		UnitedHealth Group, Inc.	424,714
10,000	[1]	Varian Medical Systems, Inc.	691,000
5,400	[1]	Zimmer Holdings, Inc.	380,160

		TOTAL	13,255,365

		Industrials--10.2%
46,800	[1]	Allied Waste Industries, Inc.	649,584
5,600	[1]	University of Phoenix Online	386,008
4,600	[1]	Apollo Group, Inc., Class A	312,800
10,300	[1]	Corinthian Colleges, Inc.	572,268
9,000	[1]	Corporate Executive Board Co.	420,030
7,900		Expeditors International Washington, Inc.	297,514
20,600	[1]	Hunt (J.B.) Transportation Services, Inc.	556,406
3,800	[1]	L-3 Communications Holdings, Inc.	195,168
7,300		Parker-Hannifin Corp.	434,350
23,100		Republic Services, Inc.	592,053
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
19,600		Rockwell Automation, Inc.	$697,760
11,500	[1]	Stericycle, Inc.	537,050
22,200		Tyco International Ltd.	588,300
17,025		Werner Enterprises, Inc.	331,817

		TOTAL	6,571,108

		Information Technology--27.2%
109,100	[1]	3Com Corp.	891,347
169,200	[1]	ADC Telecommunications, Inc.	502,524
65,800	[1]	ARM Holdings PLC, ADR	454,020
18,200	[1]	ASM Lithography Holding NV	364,910
13,000		Adobe System, Inc.	510,900
5,900	[1]	Affiliated Computer Services, Inc., Class A	321,314
100,700	[1]	Agere Systems, Inc., Class A	307,135
21,000	[1]	Amdocs Ltd.	472,080
15,500	[1]	Applied Materials, Inc.	347,975
49,200	[1]	Avaya, Inc.	636,648
23,200	[1]	Cadence Design Systems, Inc.	417,136
14,700	[1]	Cisco Systems, Inc.	357,063
18,900	[1]	Citrix Systems, Inc.	400,869
16,400		Computer Associates International, Inc.	448,376
44,500	[1]	Corning, Inc.	464,135
7,100	[1,2]	Cymer, Inc.	327,949
25,900	[1]	EMC Corp. Mass	334,628
7,400	[1]	Electronic Arts, Inc.	353,572
10,900	[1]	Emulex Corp.	290,812
7,600		Fair Isaac & Co., Inc.	373,616
15,900	[1]	Foundry Networks, Inc.	435,024
13,400	[1]	Jabil Circuit, Inc.	379,220
6,200	[1]	KLA-Tencor Corp.	363,754
3,900	[1]	Lexmark International Group, Class A	306,696
151,800	[1,2]	Lucent Technologies, Inc.	431,112
9,200		Maxim Integrated Products, Inc.	458,160
7,100	[1]	Mercury Interactive Corp.	345,344
16,100	[1]	Network Appliance, Inc.	330,533
34,300	[1]	Network Associates, Inc.	515,872
125,800	[1]	Nortel Networks Corp.	532,134
49,700	[1]	ON Semiconductor Corp.	320,565
15,600	[1]	Peoplesoft, Inc.	355,680
11,300		Qualcomm, Inc.	609,409
12,100		SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung), ADR	502,876
16,600	[1]	Symantec Corp.	575,190
13,400	[1]	Teradyne, Inc.	341,030
14,600	[1,2]	UTStarcom, Inc.	541,222
40,000	[1]	Unisys Corp.	594,000
11,400	[1]	Veritas Software Corp.	423,624
11,200	[1]	Yahoo, Inc.	505,904

		TOTAL	17,444,358

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Materials--4.3%
12,700		Alcan, Inc.	$596,265
12,000		Freeport-McMoRan Copper & Gold, Inc., Class B	505,560
6,900	[1]	Inco Ltd.	274,758
7,500		Newmont Mining Corp.	364,575
4,900	[1]	Phelps Dodge Corp.	372,841
4,100		Potash Corporation of Saskatchewan, Inc.	354,568
17,300	[1]	Smurfit-Stone Container Corp.	321,261

		TOTAL	2,789,828

		Telecommunication Services--1.3%
28,600	[1]	NEXTEL Communications, Inc., Class A	802,516

		Utilities--0.7%
44,000	[1]	AES Corp.	415,360

		TOTAL COMMON STOCKS (IDENTIFIED COST $47,968,990)	62,709,125

		REPURCHASE AGREEMENTS--5.8%
$1,683,000		Interest in $800,000,000 joint repurchase agreement with Greenwich Capital Markets Inc., 1.030%, dated 12/31/2003 to be repurchased at $1,683,096 on 1/2/2004, collateralized by U.S. Government Agency Obligations with various maturities to 2/25/2042	1,683,000
2,067,747		Interest in $800,000,000 joint repurchase agreement with Greenwich Capital Markets Inc., 1.030%, dated 12/31/2003 to be repurchased at $2,067,865 on 1/2/2004, collateralized by U.S. Government Agency Obligations with various maturities to 2/25/2042 (held as collateral for securities lending)	2,067,747

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	3,750,747

		TOTAL INVESTMENTS--103.4% (IDENTIFIED COST $51,719,737)[3]	66,459,872

		OTHER ASSETS AND LIABILITIES -- NET--(3.4)%	(2,191,197)

		TOTAL NET ASSETS--100%	$64,268,675

1 Non-income producing security.

2 All or a portion of these shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $51,947,073.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2003.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Total investments in securities, at value, including $2,018,504 of securities loaned (identified cost $51,719,737)		$66,459,872
Cash		468
Income receivable		9,608
Receivable for investments sold		481,193
Receivable for shares sold		21,251
Receivable for voluntary contribution from Adviser		23,490

TOTAL ASSETS		66,995,882

Liabilities:
Payable for investments purchased	$599,489
Payable for shares redeemed	46,451
Payable for collateral due to broker	2,067,747
Payable for custodian fees	1,762
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	4,783
Payable for Directors'/Trustees' fees	128
Payable for portfolio accounting fees (Note 5)	3,731
Accrued expenses	3,116

TOTAL LIABILITIES		2,727,207

Net assets for 3,528,150 shares outstanding		$64,268,675

Net Assets Consist of:
Paid in capital		$77,364,654
Net unrealized appreciation of investments		14,740,135
Accumulated net realized loss on investments		(27,836,114)

TOTAL NET ASSETS		$64,268,675

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$64,268,675 ÷ 3,528,150 shares outstanding		$18.22

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2003

Investment Income:
Dividends (net of foreign taxes withheld of $2,453)			$244,881
Interest (including income on securities loaned of $15,723)			28,687

TOTAL INCOME			273,568

Expenses:
Investment adviser fee (Note 5)		$422,876
Administrative personnel and services fee (Note 5)		129,178
Custodian fees		14,916
Transfer and dividend disbursing agent fees and expenses (Note 5)		19,454
Directors'/Trustees' fees		1,341
Auditing fees		17,297
Legal fees		7,202
Portfolio accounting fees (Note 5)		49,919
Printing and postage		31,792
Insurance premiums		1,886
Miscellaneous		4,021

TOTAL EXPENSES		699,882

Waiver and Expense Reduction:
Waiver of administrative personnel and services fee (Note 5)	$(4,073)
Fees paid indirectly from directed brokerage arrangements	(17,216)

TOTAL WAIVER AND EXPENSE REDUCTION		(21,289)

Net expenses			678,593

Net investment income (loss)			(405,025)

Realized and Unrealized Gain on Investments:
Net realized gain on investments			5,957,263
Net increase due to payments from Adviser for certain losses on investments (Note 7)			23,490
Net change in unrealized appreciation of investments			13,548,840

Net realized and unrealized gain on investments			19,529,593

Change in net assets resulting from operations			$19,124,568

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(405,025)	$(233,922)
Net realized gain (loss) on investments	5,957,263	(13,076,805)
Net increase due to reimbursements from Adviser for certain losses on investments (Note 7)	23,490	--
Net change in unrealized appreciation/depreciation of investments	13,548,840	(10,060,113)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	19,124,568	(23,370,840)

Share Transactions:
Proceeds from sale of shares	2,760,215	2,658,057
Cost of shares redeemed	(10,983,511)	(22,046,216)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(8,223,296)	(19,388,159)

Change in net assets	10,901,272	(42,758,999)

Net Assets:
Beginning of period	53,367,403	96,126,402

End of period	$64,268,675	$53,367,403

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2003

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is in cash or invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2003, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$2,018,504	$2,067,747

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2003	2002
Shares sold	179,619	177,530
Shares redeemed	(756,742)	(1,517,203)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(577,123)	(1,339,673)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for accumulated net investment income (loss).

For the year ended December 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income (Loss)
$(405,025)	$405,025

Net investment income, net realized gains (losses) as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$14,512,799

Capital loss carryforward	$ 27,632,268

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the tax deferral of losses from wash sales.

At December 31, 2003, the cost of investments for federal tax purposes was $51,947,073. The unrealized appreciation of investments for federal tax purposes was $14,512,799. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $14,688,359 and net unrealized depreciation from investments for those securities having an excess of cost over value of $175,560.

At December 31, 2003, the Fund had a capital loss carryforward of $27,632,268, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$13,625,718

2010	$14,006,550

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services ("FAS"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Services Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended December 31, 2003, the fees paid to FAS and FServ were $20,995 and $104,110 respectively, after voluntary waiver, if applicable.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the daily net assets of the Fund's Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 2003, the Fund's expenses were reduced by $17,216 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2003, were as follows:

Purchases	$95,550,376

Sales	$104,279,094

7. OTHER

The Fund's Adviser made a voluntary contribution to the Fund of $23,490 for losses on investments inadvertently sold by the Fund.

8. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds"), were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations have been filed, and others may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED GROWTH STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Growth Strategies Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2003, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Growth Strategies Fund II as of December 31, 2003, the results of its operations, for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2004

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises 12 portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated Growth Strategies Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916702

Federated is a registered mark of Federated Investors, Inc. 2004 ©Federated Investors, Inc.

G00433-07 (2/04)

Federated Investors
World-Class Investment Manager

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2003

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

Financial Highlights -- Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$7.08	$7.72	$8.46	$10.24	$10.92
Income From Investment Operations:
Net investment income	0.59 [1]	0.67 [1]	0.83 [1,2]	0.99	0.88
Net realized and unrealized gain (loss) on investments	0.89	(0.55)	(0.69)[2]	(1.84)	(0.63)

TOTAL FROM INVESTMENT OPERATIONS	1.48	0.12	0.14	(0.85)	0.25

Less Distributions:
Distributions from net investment income	(0.57)	(0.76)	(0.88)	(0.93)	(0.86)
Distributions from net realized gain on investments	--	--	--	--	(0.07)

TOTAL DISTRIBUTIONS	(0.57)	(0.76)	(0.88)	(0.93)	(0.93)

Net Asset Value, End of Period	$7.99	$7.08	$7.72	$ 8.46	$10.24

Total Return[3]	22.22%	1.39%	1.38%	(9.02)%	2.31%

Ratios to Average Net Assets:

Expenses	0.75%	0.77%	0.76%	0.76%	0.79%

Net investment income	7.95%	9.30%	10.33%[2]	10.50%	9.20%

Expense waiver/reimbursement[4]	0.00%[5]	--	--	0.00%[5]	--

Supplemental Data:

Net assets, end of period (000 omitted)	$324,216	$231,305	$229,885	$208,516	$239,088

Portfolio turnover	53%	40%	37%	19%	34%

1 Amount based on average shares outstanding.

2 Effective January 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.02, decrease net realized and unrealized gain/loss per share by $0.02, and increase the ratio of net investment income to average net assets from 10.19% to10.33%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2003	2002	2001	2000 [1]
Net Asset Value, Beginning of Period	$7.08	$7.72	$8.46	$9.01
Income From Investment Operations:
Net investment income	0.57 [2]	0.63 [2]	0.79 [2,3]	0.13
Net realized and unrealized gain (loss) on investments	0.88	(0.51)	(0.65)[3]	(0.68)

TOTAL FROM INVESTMENT OPERATIONS	1.45	0.12	0.14	(0.55)

Less Distributions:
Distributions from net investment income	(0.56)	(0.76)	(0.88)	--

Net Asset Value, End of Period	$7.97	$7.08	$7.72	$8.46

Total Return[4]	21.79%	1.36%	1.38%	(6.10)%

Ratios to Average Net Assets:

Expenses	1.00%	1.00%	0.86%	0.86%[5]

Net investment income	7.66%	9.03%	10.27%[3]	11.29%[5]

Expense waiver/reimbursement[6]	0.00%[7]	0.03%	0.15%	0.15%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$97,600	$51,062	$8,424	$427

Portfolio turnover	53%	40%	37%	19%[8]

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

2 Amount based on average shares outstanding.

3 Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 10.13% to10.27%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

7 Amount represents less than 0.01%.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2000.

See Notes which are an integral part of the Financial Statements

Management Discussion of Fund Performance

MARKET OVERVIEW

For the fiscal year ended December 31, 2003, the high-yield bond market significantly outperformed the high-quality bond market. For example, the Lehman Brothers Aggregate Bond Index, a measure of high-quality bond performance, returned only 4.10%, versus a 28.97% return for the Lehman Brothers High Yield Bond Index.1

Looking back, the high-yield market began the period from an extremely oversold position, as investors at that time were still in an extremely defensive posture due to economic and geopolitical uncertainty. However, despite the conflict in the Middle East, over the course of the year, most indicators continued to show robust economic growth. Over the past several quarters, improved corporate earnings have led to improved credit quality for the underlying market. The significant decline in corporate defaults has led to a contraction of the risk premium or "credit spread" investors require for investing in the high-yield market, and consequently, led to the price appreciation experienced in the market. For example, the spread over treasuries for the Credit Suisse First Boston High Yield Index contracted from a high of 9.47% on December 31, 2002, to 4.86% on December 31, 2003.2 In complete contrast to the 2002 fiscal year, the distressed end of the high-yield market was the area with the strongest performance. For example, bonds rated CCC, the lowest credit quality, returned 60.23%, compared to higher rated B bonds, which returned 26.59%, and BB rated bonds, which returned 19.95%.3

FUND PERFORMANCE

The fund's Primary Shares had a total return of 22.22%, and the fund's Service Shares provided a total return of 21.79%. Performance for both share classes underperformed the Lehman Brothers High Yield Index, which returned 28.97%.4 The primary cause of the fund's underperformance was our positioning in the lower credit quality sector, where our portfolio has been less aggressive than that of the benchmark. Relative performance was also negatively impacted by volatile intra-period cash flows. From an industry sector perspective, the fund's relative overweight positions in the Consumer Non-Cyclical and Gaming sectors, and its underweight positions in the more speculative sectors, hurt relative performance. For the 12-month period, these sectors underperformed the overall market, with Consumer Non-Cyclical returning 15.53% and Gaming returning 14.05%. Conversely, the Utility, Technology, and Telecommunications sectors returned 53.74%, 47.57% and 43.21% respectively during the period. Specific holdings which underperformed during the period included: General Chemical Industries (Chemicals); New World Pasta (Food & Beverage); Levi Strauss & Co. (Textiles); Texas Petrochemicals Corp. (Chemicals); and MMI Products (Building Products). Conversely, portfolio holdings which significantly outperformed the market included: Charter Communications ( Media-Cable); Alamosa PCS Holdings (Wireless); Nextel Communications (Wireless Communications); Calpine Corporation (Utility-Electric); and Williams Companies (Utility-Natural Gas).

1 Lehman Brothers High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100m, and at least one year to maturity.

Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2 Credit Suisse First Boston High Yield Index is an unmanaged index that serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults.

3 Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

4 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Average Annual Total Return for the Period Ended 12/31/2003
1 Year	22.22%

5 Year	3.18%

Start of Performance (3/1/1994)	6.23%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated High Income Bond Fund II (Primary Shares) (the "Fund") from March 1, 1994 (start of performance) to December 31, 2003, compared to the Lehman Brothers Single B Rated Index (LBSBR), the Lehman Brothers High Yield Bond Index (LBHYB)2 and the Lipper High Current Yield Funds Average (LHCYFA).3

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBR, the LBHYB and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBR and the LBHYB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and it is not possible to invest directly in an index.

3 The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

Average Annual Total Return for the Period Ended 12/31/2003
1 Year	21.79%

Start of Performance (4/28/2000)	4.48%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated High Income Bond Fund II (Service Shares) (the "Fund") from April 28, 2000 (start of performance) to December 31, 2003, compared to the Lehman Brothers Single B Rated Index (LBSBR), the Lehman Brothers High Yield Bond Index (LBHYB)2 and the Lipper High Current Yield Funds Average (LHCYFA).3

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBR, the LBHYB and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBR and the LBHYB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and it is not possible to invest directly in an index.

3 The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

Portfolio of Investments

December 31, 2003

Principal Amount			Value
		ASSET-BACKED SECURITIES--1.9%
		Diversified--1.9%
$7,071,436		Trains HY-2003-1, Class A, 8.665%, 5/15/2013 (IDENTIFIED COST $7,670,075)	$7,838,100

		CORPORATE BONDS--91.8%
		Aerospace & Defense--1.4%
950,000		Alliant Techsystems, Inc., Sr. Sub. Note, 8.50%, 5/15/2011	1,049,750
325,000	[4]	Condor Systems, Inc., Sr. Sub. Note, (Series B), 11.875%, 5/1/2009	81,250
575,000	[1,2]	DRS Technologies, Inc., Sr. Sub. Note, 6.875%, 11/1/2013	592,250
750,000	[1,2]	GenCorp, Inc., Sr. Sub. Note, 9.50%, 8/15/2013	783,750
725,000		Hexcel Corp., Sr. Secd. Note, 9.875%, 10/1/2008	815,625
1,225,000		Hexcel Corp., Sr. Sub. Note, (Series B), 9.75%, 1/15/2009	1,289,312
450,000	[1,2]	L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	453,375
900,000	[1,2]	TransDigm, Inc., Company Guarantee, 8.375%, 7/15/2011	961,875

		TOTAL	6,027,187

		Automotive--3.9%
375,000		Accuride Corp., Sr. Sub. Note, (Series B), 9.25%, 2/1/2008	388,125
1,125,000		Advanced Accessory Systems LLC, Sr. Note, 10.75%, 6/15/2011	1,251,562
1,725,000		American Axle & Manufacturing, Inc., Company Guarantee, 9.75%, 3/1/2009	1,826,344
500,000		Arvin Industries, Inc., Note, 6.75%, 3/15/2008	525,625
450,000		Arvin Industries, Inc., Note, 7.125%, 3/15/2009	477,562
850,000		ArvinMeritor, Inc., Note, 8.75%, 3/1/2012	975,375
1,425,000		General Motors Corp., Note, 7.125%, 7/15/2013	1,544,928
1,725,000		General Motors Corp., Note, 8.375%, 7/15/2033	1,970,571
2,075,000		Lear Corp., Company Guarantee, 8.11%, 5/15/2009	2,443,312
1,225,000		Stoneridge, Inc., Company Guarantee, 11.50%, 5/1/2012	1,450,094
2,275,000		TRW Automotive, Inc., Sr. Sub. Note, 11.00%, 2/15/2013	2,701,562
775,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	850,562

		TOTAL	16,405,622

		Building Materials--2.2%
700,000		American Builders & Contractors Supply Co. Inc., Sr. Sub. Note, 10.625%, 5/15/2007	728,000
825,000		Associated Materials, Inc., Company Guarantee, 9.75%, 4/15/2012	907,500
750,000		Collins & Aikman Floorcoverings, Inc., Company Guarantee, 9.75%, 2/15/2010	806,250
1,500,000	[1,2]	Euramax International PLC, Sr. Sub. Note, 8.50%, 8/15/2011	1,605,000
350,000		Legrand SA, Sr. Note, 10.50%, 2/15/2013	408,362
1,325,000		MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007	1,086,500
1,025,000		NCI Building System, Inc., Sr. Sub. Note, (Series B), 9.25%, 5/1/2009	1,083,937
775,000	[1,2]	Norcraft Cos. LLC, Sr. Sub. Note, 9.00%, 11/1/2011	833,125
1,450,000	[1,2,3]	Nortek Holdings, Inc., Sr. Disc. Note, 0/10.00%, 5/15/2011	1,058,500
500,000		Nortek Holdings, Inc., Sr. Note, 9.125%, 9/1/2007	518,750
150,000		Nortek Holdings, Inc., Sr. Note, 9.25%, 3/15/2007	155,625

		TOTAL	9,191,549

		Chemicals--4.0%
950,000		Compass Minerals Group, Inc., Sr. Sub. Note, 10.00%, 8/15/2011	1,068,750
1,375,000		Equistar Chemicals LP, Sr. Note, 10.125%, 9/1/2008	1,519,375
750,000		FMC Corp., Sr. Secd. Note, 10.25%, 11/1/2009	881,250
925,000	[1,4]	General Chemical Industrial Products, Inc., Sr. Sub. Note, 10.625%, 5/1/2009	168,812
525,000	[1,2]	Huntsman Advanced Materials, Inc., Sr. Secd. Note, 11.00%, 7/15/2010	582,750
1,925,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	2,002,000
775,000	[1,2]	Koppers, Inc, Sr. Secd. Note, 9.875%, 10/15/2013	860,250
250,000	[1,2]	Kraton Polymers Capital Corp., Sr. Sub. Note, 8.125%, 1/15/2014	261,875
Principal Amount			Value
		CORPORATE BONDS--continued
		Chemicals--continued
$1,075,000		Lyondell Chemical Co., Sr. Secd. Note, 9.50%, 12/15/2008	$1,139,500
1,150,000		Lyondell Chemical Co., Sr. Secd. Note, 9.875%, 5/1/2007	1,219,000
325,000		Lyondell Chemical Co., Sr. Secd. Note, Series A, 9.625%, 5/1/2007	344,500
1,075,000		Lyondell Chemical Co., Sr. Sub. Note, 10.875%, 5/1/2009	1,112,625
325,000	[1,2]	Nalco Co., Sr. Note, 7.75%, 11/15/2011	349,375
650,000	[1,2]	Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	698,750
250,000	[1,2]	Rhodia SA, Sr. Note, 7.625%, 6/1/2010	241,250
525,000	[1,2]	Rhodia SA, Sr. Sub. Note, 8.875%, 6/1/2011	485,625
875,000	[1,2,3]	Salt Holdings Corp., Sr. Disc. Note, 0/12.75%, 12/15/2012	695,625
1,725,000	[1,2,3]	Salt Holdings Corp., Sr. Sub. Disc. Note, 0/12.00%, 6/1/2013	1,198,875
925,000	[1,4]	Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	300,625
1,025,000		Union Carbide Chemical & Plastic Corp., Company Guarantee, 8.75%, 8/1/2022	987,844
100,000		Union Carbide Chemical & Plastic Corp., Deb., 7.875%, 4/1/2023	91,875
575,000		Union Carbide Corp., Deb., 6.79%, 6/1/2025	559,906

		TOTAL	16,770,437

		Construction Machinery--2.2%
1,175,000		AGCO Corp., Sr. Note, 9.50%, 5/1/2008	1,289,562
725,000		Case Corp., Unsecd. Note, 7.25%, 8/1/2005	759,437
1,325,000	[1,2]	Case New Holland, Sr. Note, 9.25%, 8/1/2011	1,490,625
400,000	[1,2]	Case New Holland, Sr. Note, 9.25%, 8/1/2011	450,000
975,000	[1,4]	Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	97
200,000		Columbus McKinnon Corp., Sr. Secd. Note, 10.00%, 8/1/2010	213,500
1,250,000		Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008	1,175,000
350,000	[1,2]	Great Lakes Dredge & Dock Corp., Sr. Sub. Note, 7.75%, 12/15/2013	361,375
900,000	[1,2]	NationsRent, Inc., Sr. Secd. Note, 9.50%, 10/15/2010	972,000
140,000		Simonds Industries, Inc., Sr. Sub. Note, 10.00%, 10/1/2008	140,000
575,000		United Rentals, Inc., Company Guarantee, 9.25%, 1/15/2009	606,625
1,650,000		United Rentals, Inc., Company Guarantee, (Series B), 10.75%, 4/15/2008	1,864,500

		TOTAL	9,322,721

		Consumer Products--4.8%
1,850,000		Alltrista Corp., Unsecd. Note, 9.75%, 5/1/2012	2,048,875
1,350,000		American Achievement Corp., Sr. Note, (Series W.I.), 11.625%, 1/1/2007	1,518,750
1,700,000		American Greetings Corp., Sr. Sub. Note, 11.75%, 7/15/2008	1,972,000
875,000		Amscan Holdings, Inc., Sr. Sub. Note, 9.875%, 12/15/2007	881,562
1,450,000		Armkel Finance, Inc., Sr. Sub. Note, 9.50%, 8/15/2009	1,604,062
250,000	[1,2]	Bombardier Recreational Products, Inc., Sr. Sub. Note, 8.375%, 12/15/2013	261,250
1,525,000		Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008	1,574,562
150,000		Commemorative Brands, Inc., Sr. Sub. Note, 11.00%, 1/15/2007	153,750
200,000	[4]	Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	20
250,000	[4]	Diamond Brands, Inc., Sr. Disc. Deb., 12.875%, 4/15/2009	25
550,000		ICON Health & Fitness, Inc., Company Guarantee, 11.25%, 4/1/2012	613,250
250,000	[1,2]	Jacuzzi Brands, Inc., Sr. Secd. Note, 9.625%, 7/1/2010	276,250
2,150,000	[1,2,3]	Jostens Holding Corp., Sr. Disc. Note, 0/10.25%, 12/1/2013	1,376,000
1,050,000		Jostens, Inc., Sr. Sub. Note, 12.75%, 5/1/2010	1,212,750
1,325,000		Playtex Products, Inc., Company Guarantee, 9.375%, 6/1/2011	1,338,250
625,000		Sealy Mattress Co., Company Guarantee, 10.875%, 12/15/2007	653,125
1,100,000		Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007	1,146,750
250,000	[1,2]	Simmons Co., Sr. Sub. Note, 7.875%, 1/15/2014	253,750
550,000	[1,4]	Sleepmaster LLC, Company Guarantee, (Series B), 11.00%, 5/15/2009	152,625
700,000	[1,2]	Tempur World, Sr. Sub. Note, 10.25%, 8/15/2010	784,875
800,000		True Temper Sports, Inc., Sr. Sub. Note, (Series B), 10.875%, 12/1/2008	852,000
1,600,000		United Industries Corp., Sr. Sub. Note, (Series D), 9.875%, 4/1/2009	1,684,000

		TOTAL	20,358,481

Principal Amount			Value
		CORPORATE BONDS--continued
		Diversified Manufacturing--1.9%
$750,000	[1,2]	Amsted Industries, Inc., Sr. Note, 10.25%, 10/15/2011	$832,500
4,050,000		Tyco International Group, Company Guarantee, 6.375%, 10/15/2011	4,332,204
600,000		Tyco International Group, Note, 5.80%, 8/1/2006	640,074
1,950,000		Tyco International Group, Sr. Note, 6.375%, 6/15/2005	2,046,135

		TOTAL	7,850,913

		Energy--2.5%
1,200,000		CITGO Petroleum Corp., Sr. Note, 11.375%, 2/1/2011	1,410,000
875,000		Compton Petroleum Corp., Sr. Note, 9.90%, 5/15/2009	960,313
1,000,000		Continental Resources, Inc., Sr. Sub. Note, 10.25%, 8/1/2008	1,010,000
1,350,000		Lone Star Technologies, Inc., Company Guarantee, (Series B), 9.00%, 6/1/2011	1,343,250
500,000		Magnum Hunter Resources, Inc., Sr. Note, 9.60%, 3/15/2012	570,000
600,000		Petroleum Helicopters, Inc., Company Guarantee, (Series B), 9.375%, 5/1/2009	639,000
1,425,000		Pogo Producing Co., Sr. Sub. Note, (Series B), 10.375%, 2/15/2009	1,522,969
1,125,000		Swift Energy Co., Sr. Sub. Note, 9.375%, 5/1/2012	1,231,875
925,000		Tesoro Petroleum Corp., Company Guarantee, (Series B), 9.625%, 11/1/2008	989,750
550,000		Tesoro Petroleum Corp., Sr. Secd. Note, 8.00%, 4/15/2008	592,625
300,000		Tesoro Petroleum Corp., Sr. Sub. Note, 9.00%, 7/1/2008	312,750

		TOTAL	10,582,532

		Entertainment--3.4%
475,000		AMC Entertainment, Inc., Sr. Sub. Note, 9.50%, 3/15/2009	494,000
1,475,000		AMC Entertainment, Inc., Sr. Sub. Note, 9.875%, 2/1/2012	1,644,625
825,000	[1,2]	AMF Bowling Worldwide, Inc., Sr. Sub. Note, 13.00%, 2/28/2008	936,375
950,000		Cinemark USA, Sr. Sub. Note, 9.00%, 2/1/2013	1,073,500
975,000		Intrawest Corp., Company Guarantee, 10.50%, 2/1/2010	1,084,687
1,100,000		Premier Parks, Inc., Sr. Note, 9.75%, 6/15/2007	1,159,125
1,450,000		Regal Cinemas, Inc., Company Guarantee, (Series B), 9.375%, 2/1/2012	1,645,750
950,000	[1,2]	Six Flags, Inc., Sr. Note, 9.625%, 6/1/2014	997,500
1,950,000	[1,2]	Universal City Development Partners Ltd., Sr. Note, 11.75%, 4/1/2010	2,301,000
1,450,000	[1,2]	Vivendi Universal SA, Sr. Note, 6.25%, 7/15/2008	1,540,625
1,300,000	[1,2]	Vivendi Universal SA, Sr. Note, 9.25%, 4/15/2010	1,540,500

		TOTAL	14,417,687

		Environmental--1.9%
3,600,000		Allied Waste North America, Inc., Company Guarantee, 7.875%, 1/1/2009	3,744,000
1,850,000		Allied Waste North America, Inc., Company Guarantee, (Series B), 8.50%, 12/1/2008	2,062,750
1,050,000	[1,2]	Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	1,081,500
925,000		Synagro Technologies, Inc., Sr. Sub. Note, 9.50%, 4/1/2009	1,015,187

		TOTAL	7,903,437

		Financial Institutions--0.3%
300,000	[1,2]	CBRE Escrow, Inc., Sr. Note, 9.75%, 5/15/2010	334,500
1,000,000	[1,2]	Dollar Financial Group, Inc., Company Guarantee, 9.75%, 11/15/2011	1,040,000

		TOTAL	1,374,500

		Food & Beverage--5.2%
413,000		Agrilink Foods, Inc., Company Guarantee, 11.875%, 11/1/2008	437,780
1,275,000		American Seafoods Group LLC, Company Guarantee, 10.125%, 4/15/2010	1,523,625
800,000		B&G Foods, Inc., Company Guarantee, (Series D), 9.625%, 8/1/2007	832,000
950,000		Constellation Brands, Inc., Company Guarantee, (Series B), 8.00%, 2/15/2008	1,073,500
100,000		Constellation Brands, Inc., Sr. Sub. Note, 8.125%, 1/15/2012	111,250
900,000		Cott Beverages, Inc., Company Guarantee, 8.00%, 12/15/2011	978,750
1,350,000		Del Monte Corp., Company Guarantee, (Series B), 9.25%, 5/15/2011	1,498,500
850,000		Del Monte Corp., Sr. Sub. Note, 8.625%, 12/15/2012	941,375
1,300,000		Dole Food, Inc., Company Guarantee, 7.25%, 6/15/2010	1,352,000
1,250,000		Dole Food, Inc., Sr. Note, 8.625%, 5/1/2009	1,378,125
725,000		Eagle Family Foods, Inc., Sr. Sub. Note, 8.75%, 1/15/2008	532,875
Principal Amount			Value
		CORPORATE BONDS--continued
		Food & Beverage--continued
$1,350,000		Land O'Lakes, Inc., Sr. Note, 8.75%, 11/15/2011	$1,194,750
675,000	[1,2]	Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	705,375
625,000	[1,2]	National Beef Packaging Co. LLC, Sr. Note, 10.50%, 8/1/2011	646,875
750,000		New World Pasta Co., Sr. Sub. Note, 9.25%, 2/15/2009	196,875
1,325,000	[1,2]	PPC Escrow Corp., Sr. Sub. Note, 9.25%, 11/15/2013	1,384,625
1,500,000		Pilgrim's Pride Corp., Sr. Note, 9.625%, 9/15/2011	1,657,500
1,000,000	[1,2]	Reddy Ice Group, Inc., Sr. Sub. Note, 8.875%, 8/1/2011	1,067,500
1,400,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	1,463,000
925,000		Smithfield Foods, Inc., Sr. Note, (Series B), 8.00%, 10/15/2009	975,875
450,000		Smithfield Foods, Inc., Sr. Sub. Note, 7.625%, 2/15/2008	456,750
575,000		Swift & Co., Sr. Note, 10.125%, 10/1/2009	613,812
400,000	[1,2]	Swift & Co., Sr. Sub. Note, 12.50%, 1/1/2010	425,000
325,000	[1,2]	United Agri Products, Inc., Sr. Note, 8.25%, 12/15/2011	335,562

		TOTAL	21,783,279

		Gaming--6.7%
300,000		Boyd Gaming Corp., Sr. Sub. Note, 7.75%, 12/15/2012	321,750
1,325,000		Boyd Gaming Corp., Sr. Sub. Note, 8.75%, 4/15/2012	1,457,500
1,175,000		Coast Hotels & Casinos, Inc., Company Guarantee, 9.50%, 4/1/2009	1,245,500
750,000		Harrah's Operations, Inc., Company Guarantee, 7.875%, 12/15/2005	821,250
725,000		Isle of Capri Casinos, Inc., Company Guarantee, 9.00%, 3/15/2012	810,187
750,000		Isle of Capri Casinos, Inc., Sr. Sub. Note, 8.75%, 4/15/2009	791,250
800,000		MGM Grand, Inc., Sr. Note, 6.00%, 10/1/2009	826,000
1,375,000		MGM Grand, Inc., Sr. Sub. Note, 8.375%, 2/1/2011	1,567,500
3,050,000		MGM Grand, Inc., Sr. Sub. Note, 9.75%, 6/1/2007	3,507,500
925,000		MTR Gaming Group, Inc., Company Guarantee, (Series B), 9.75%, 4/1/2010	994,375
825,000	[1,2]	Majestic Star Casino LLC, Company Guarantee, 9.50%, 10/15/2010	849,750
2,900,000		Mandalay Resort Group, Sr. Sub. Note, 10.25%, 8/1/2007	3,364,000
750,000		Mohegan Tribal Gaming Authority, Sr. Sub. Note, 6.375%, 7/15/2009	776,250
900,000		Mohegan Tribal Gaming Authority, Sr. Sub. Note, 8.00%, 4/1/2012	976,500
175,000		Mohegan Tribal Gaming Authority, Sr. Sub. Note, 8.375%, 7/1/2011	191,625
2,525,000		Park Place Entertainment Corp., Sr. Sub. Note, 7.875%, 3/15/2010	2,809,062
650,000		Park Place Entertainment Corp., Sr. Sub. Note, 9.375%, 2/15/2007	739,375
725,000		Penn National Gaming, Inc., Company Guarantee, 8.875%, 3/15/2010	792,062
750,000		Penn National Gaming, Inc., Company Guarantee, 11.125%, 3/1/2008	848,437
275,000	[1,2]	Poster Financial Group, Inc., Sr. Secd. Note, 8.75%, 12/1/2011	292,187
450,000	[1,2]	River Rock Entertainment Authority, Sr. Note, 9.75%, 11/1/2011	485,437
1,050,000		Sun International Hotels Ltd., Sr. Sub. Note, 8.875%, 8/15/2011	1,149,750
1,275,000		Venetian Casino/LV Sands, Company Guarantee, 11.00%, 6/15/2010	1,485,375
925,000		Wynn Las Vegas LLC, Second Mortgage Notes, 12.00%, 11/1/2010	1,084,562

		TOTAL	28,187,184

		Healthcare--4.1%
250,000		Alaris Medical Systems, Sr. Sub. Note, 7.25%, 7/1/2011	259,375
1,425,000		AmeriPath, Inc., Company Guarantee, 10.50%, 4/1/2013	1,546,125
550,000	[1,2]	Ardent Health Services, Sr. Sub. Note, 10.00%, 8/15/2013	602,250
300,000		Concentra Operating Corp., Company Guarantee, 9.50%, 8/15/2010	325,500
600,000		Fisher Scientific International, Inc., Sr. Sub. Note, 8.00%, 9/1/2013	648,000
1,225,000	[1,2]	Fisher Scientific International, Inc., Sr. Sub. Note, 8.00%, 9/1/2013	1,323,000
1,150,000		HCA - The Healthcare Corp., Note, 8.75%, 9/1/2010	1,365,004
1,000,000		HCA - The Healthcare Corp., Sr. Note, 6.91%, 6/15/2005	1,058,380
1,250,000		HCA - The Healthcare Corp., Sr. Note, 7.875%, 2/1/2011	1,408,875
1,700,000		HCA Inc., 5.25%, 11/6/2008	1,736,618
550,000		Hanger Orthopedic Group, Inc., Company Guarantee, 10.375%, 2/15/2009	627,000
500,000		Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%, 4/15/2008	432,500
Principal Amount			Value
		CORPORATE BONDS--continued
		Healthcare--continued
$325,000	[1,2]	Kinetic Concepts, Inc., Sr. Sub. Note, 7.375%, 5/15/2013	$341,250
600,000	[1,2]	Magellan Health Services, Inc., Sr. Note, 9.375%, 11/15/2007	633,000
725,000		Manor Care, Inc., Sr. Note, 8.00%, 3/1/2008	817,481
750,000		Sybron Dental Specialties, Inc., Company Guarantee, 8.125%, 6/15/2012	819,375
1,300,000	[1,2]	Universal Hospital Services, Inc., Sr. Note, 10.125%, 11/1/2011	1,365,000
1,925,000		Vanguard Health Systems, Company Guarantee, 9.75%, 8/1/2011	2,103,062

		TOTAL	17,411,795

		Industrial-Other--3.3%
1,200,000		Brand Services, Inc., Company Guarantee, 12.00%, 10/15/2012	1,392,000
925,000		Briggs & Stratton Corp., Company Guarantee, 8.875%, 3/15/2011	1,089,187
500,000		Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005	511,250
200,000		Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007	41,000
1,750,000	[1,2]	Eagle Picher Industries, Inc., Sr. Note, 9.75%, 9/1/2013	1,916,250
550,000		Foamex LP, Company Guarantee, 10.75%, 4/1/2009	525,250
525,000		Foamex LP, Sr. Sub. Note, 9.875%, 6/15/2007	427,875
250,000	[1,2]	General Cable Corp., Sr. Note, 9.50%, 11/15/2010	268,125
800,000		Greif Brothers Corp., Sr. Sub. Note, 8.875%, 8/1/2012	884,000
750,000	[1,2]	Hines Nurseries, Inc., Company Guarantee, 10.25%, 10/1/2011	821,250
1,150,000		Interline Brands, Inc., Sr. Sub. Note, 11.50%, 5/15/2011	1,273,625
1,000,000	[1,2]	Neenah Corp., Sr. Secd. Note, 11.00%, 9/30/2010	1,105,000
833,333	[1,2]	Neenah Corp., Sr. Sub. Note, 13.00%, 9/30/2013	852,083
1,000,000	[1,2]	Norcross Safety Products, Sr. Sub. Note, 9.875%, 8/15/2011	1,110,000
1,150,000		Rexnord Corp., Company Guarantee, 10.125%, 12/15/2012	1,270,750
700,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	724,500

		TOTAL	14,212,145

		Lodging--2.8%
725,000		Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008	732,250
72,000		Felcor Lodging LP, Company Guarantee, 8.50%, 6/1/2011	78,840
225,000		Felcor Lodging LP, Company Guarantee, 9.50%, 9/15/2008	244,125
1,600,000		Florida Panthers Holdings, Inc., Company Guarantee, 9.875%, 4/15/2009	1,712,000
875,000		HMH Properties, Inc., Sr. Note, (Series B), 7.875%, 8/1/2008	913,281
610,000		HMH Properties, Inc., Sr. Note, (Series C), 8.45%, 12/1/2008	640,500
850,000		Hilton Hotels Corp., Note, 7.625%, 5/15/2008	948,812
1,325,000		Hilton Hotels Corp., Sr. Note, 8.25%, 2/15/2011	1,530,375
750,000		MeriStar Hospitality Corp., Company Guarantee, 9.125%, 1/15/2011	797,813
1,000,000		Royal Caribbean Cruises Ltd., Sr. Note, 8.00%, 5/15/2010	1,095,000
2,425,000		Starwood Hotels & Resorts Worldwide, Inc., Note, 7.375%, 5/1/2007	2,625,063
300,000		Starwood Hotels & Resorts Worldwide, Inc., Unsecd. Note, 6.75%, 11/15/2005	317,250

		TOTAL	11,635,309

		Media-Cable--2.8%
2,075,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	2,194,313
1,075,000		CSC Holdings, Inc., Sr. Note, 8.125%, 7/15/2009	1,158,313
1,250,000		CSC Holdings, Inc., Sr. Sub. Deb., 9.875%, 2/15/2013	1,309,375
1,250,000	[3]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/13.50%, 1/15/2011	931,250
1,125,000	[3]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/9.92%, 4/1/2011	967,500
700,000		Charter Communications Holdings Capital Corp., Sr. Note, 10.00%, 5/15/2011	612,500
1,650,000	[1,2]	Charter Communications Holdings II, Sr. Note, 10.25%, 9/15/2010	1,736,625
1,925,000		DIRECTV Holdings LLC, Sr. Note, 8.375%, 3/15/2013	2,242,625
400,000		Rogers Cablesystems Ltd., Sr. Sub. GTD Note, 11.00%, 12/1/2015	466,000

		TOTAL	11,618,501

Principal Amount			Value
		CORPORATE BONDS--continued
		Media-Non-Cable--7.9%
$1,775,000		Advanstar Communications, Company Guarantee, (Series B), 12.00%, 2/15/2011	$1,877,063
775,000	[3]	Advanstar, Inc., Company Guarantee, (Series B), 0/15.00%, 10/15/2011	606,438
1,150,000		American Media Operations, Inc., Company Guarantee, (Series B), 10.25%, 5/1/2009	1,236,250
150,000		American Media Operations, Inc., Sr. Sub. Note, 8.875%, 1/15/2011	164,250
1,050,000		Block Communications, Inc., Company Guarantee, 9.25%, 4/15/2009	1,131,375
2,275,000		Dex Media East LLC, Company Guarantee, 12.125%, 11/15/2012	2,821,000
1,775,000	[1,2]	Dex Media West LLC, Sr. Sub. Note, 9.875%, 8/15/2013	2,072,313
800,000	[1,2,3]	Dex Media, Inc., Discount Note, 0/9.00%, 11/15/2013	566,000
400,000	[1,2]	Dex Media, Inc., Note, 8.00%, 11/15/2013	425,000
2,300,000		Echostar DBS Corp., Sr. Note, 10.375%, 10/1/2007	2,538,625
750,000		Echostar DBS Corp., Sr. Note, 9.375%, 2/1/2009	794,063
1,100,000		Lamar Media Corp., Sr. Sub. Note, 7.25%, 1/1/2013	1,188,000
825,000		Liberty Media Corp., Sr. Note, 7.75%, 7/15/2009	948,272
975,000		Lodgenet Entertainment, Sr. Sub. Note, 9.50%, 6/15/2013	1,072,500
750,000		Muzak LLC, Sr. Note, 10.00%, 2/15/2009	798,750
2,300,000		PanAmSat Corp., Sr. Note, 8.50%, 2/1/2012	2,553,000
725,000	[3]	Quebecor Media Inc., Sr. Disc. Note, 0/13.75%, 7/15/2011	645,250
875,000		Quebecor Media Inc., Sr. Note, 11.125%, 7/15/2011	1,017,188
1,400,000	[1,2]	R. H. Donnelly Finance Corp., Sr. Sub. Note, 10.875%, 12/15/2012	1,669,500
1,575,000		Sinclair Broadcast Group, Inc., Company Guarantee, 8.75%, 12/15/2011	1,756,125
950,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 8.00%, 3/15/2012	1,030,750
2,300,000		Vertis, Inc., Sr. Note, (Series B), 10.875%, 6/15/2009	2,461,000
250,000		Vertis, Inc., Sr. Secd. 2nd Priority Note, 9.75%, 4/1/2009	272,500
990,975	[3]	XM Satellite Radio, Inc., Sec. Fac. Bond, 0/14.00%, 12/31/2009	891,878
900,000		XM Satellite Radio, Inc., Sr. Secd. Note, 12.00%, 6/15/2010	1,023,750
894,000	[3]	Yell Finance BV, Sr. Disc. Note, 0/13.50%, 8/1/2011	826,950
650,000		Yell Finance BV, Sr. Note, 10.75%, 8/1/2011	767,000
151,004		Ziff Davis Media, Inc., Company Guarantee, (Series B), 12.00%, 8/12/2009	140,434

		TOTAL	33,295,224

		Metals & Mining--0.8%
325,000		Commonwealth Aluminum Corp., Sr. Sub. Note, 10.75%, 10/1/2006	333,125
900,000	[1,2]	Imco Recycling, Inc., Sr. Secd. Note, 10.375%, 10/15/2010	936,000
625,000	[4]	Republic Technologies International, Inc., Company Guarantee, 13.75%, 7/15/2009	9,375
975,000		Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006	984,750
1,050,000		United States Steel Corp., Sr. Note, 9.75%, 5/15/2010	1,197,000

		TOTAL	3,460,250

		Packaging--3.2%
775,000		Berry Plastics Corp., Company Guarantee, 10.75%, 7/15/2012	896,094
525,000	[1,2]	Berry Plastics Corp., Sr. Sub. Note, 10.75%, 7/15/2012	607,031
400,000	[1,2]	Graham Packaging Co., Sr. Sub. Note, 8.75%, 1/15/2008	412,000
975,000		Graham Packaging Co., Sr. Sub. Note, 8.75%, 1/15/2008	1,004,250
800,000		Graham Packaging Co., Sub. Note, (Series B), 4.735%, 1/15/2008	712,000
950,000		Huntsman Packaging Corp., Company Guarantee, 13.00%, 6/1/2010	878,750
725,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 7.75%, 5/15/2011	781,188
625,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 8.25%, 5/15/2013	673,438
1,000,000		Owens-Brockway Glass Container, Inc., Sr. Secd. Note, 8.875%, 2/15/2009	1,097,500
1,200,000		Owens-Illinois, Inc., Sr. Note, 7.15%, 5/15/2005	1,242,000
375,000		Owens-Illinois, Inc., Sr. Note, 7.35%, 5/15/2008	387,188
1,050,000		Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007	1,110,375
775,000		Plastipak Holdings, Company Guarantee, 10.75%, 9/1/2011	864,125
250,000		Pliant Corp., Sr. Secd. Note, 11.125%, 9/1/2009	271,875
Principal Amount			Value
		CORPORATE BONDS--continued
		Packaging--continued
$800,000		Pliant Corp., Sr. Sub. Note, 13.00%, 6/1/2010	$740,000
123,893	[1]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	1,239
1,850,000		Tekni-Plex, Inc., Company Guarantee, (Series B), 12.75%, 6/15/2010	2,035,000

		TOTAL	13,714,053

		Paper--3.5%
125,000		Boise Cascade Corp., Sr. Note, 6.50%, 11/1/2010	131,126
250,000		Boise Cascade Corp., Sr. Note, 7.00%, 11/1/2013	262,813
2,925,000		Georgia-Pacific Corp., Note, 7.50%, 5/15/2006	3,107,813
1,225,000		Georgia-Pacific Corp., Sr. Note, 8.125%, 5/15/2011	1,359,750
1,850,000		Georgia-Pacific Corp., Sr. Note, 9.375%, 2/1/2013	2,136,750
1,000,000	[1,2]	Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	1,110,000
400,000		Jefferson Smurfit Corp., Company Guarantee, 7.50%, 6/1/2013	420,000
950,000		Jefferson Smurfit Corp., Company Guarantee, 8.25%, 10/1/2012	1,030,750
1,650,000		MDP Acquisitions PLC, 9.625%, 10/1/2012	1,856,250
673,691		MDP Acquisitions PLC, Sub. Note, 15.50%, 10/1/2013	784,008
1,375,000		Stone Container Corp., Sr. Note, 9.75%, 2/1/2011	1,526,250
900,000		Tembec Industries, Inc., Company Guarantee, 8.50%, 2/1/2011	936,000

		TOTAL	14,661,510

		Restaurants--0.7%
700,000		Advantica Restaurant Group, Sr. Note, 11.25%, 1/15/2008	490,000
550,000		Buffets, Inc., Sr. Sub. Note, 11.25%, 7/15/2010	596,750
1,325,000		Carrols Corp., Company Guarantee, 9.50%, 12/1/2008	1,358,125
400,000	[1,2]	Domino's, Inc., Sr. Sub. Note, 8.25%, 7/1/2011	434,000

		TOTAL	2,878,875

		Retailers--3.3%
1,975,000		Buhrmann US, Inc., Company Guarantee, 12.25%, 11/1/2009	2,221,875
1,100,000	[1,2]	Couche-Tard Financing Corp, Sr. Sub. Note, 7.50%, 12/15/2013	1,163,250
575,000	[1,2]	General Nutrition Center, Sr. Sub. Note, 8.50%, 12/1/2010	592,250
600,000		Michaels Stores, Inc., Sr. Note, 9.25%, 7/1/2009	663,000
675,000		Mothers Work, Inc., Sr. Note, 11.25%, 8/1/2010	745,875
1,475,000		PCA International, Inc., Sr. Note, 11.875%, 8/1/2009	1,615,125
575,000		Penney (J.C.) Co., Inc., Note, 7.60%, 4/1/2007	636,813
2,459,000		Penney (J.C.) Co., Inc., Note, 9.00%, 8/1/2012	2,950,800
700,000		Rite Aid Corp., Sr. Deb., 6.875%, 8/15/2013	675,500
1,400,000		Rite Aid Corp., Sr. Secd. Note, 8.125%, 5/1/2010	1,512,000
325,000		Rite Aid Corp., Sr. Secd. Note, 9.50%, 2/15/2011	368,063
857		Saks Inc., Company Guarantee, 8.250%, 11/15/2008	968
825,000		United Auto Group, Inc., Company Guarantee, 9.625%, 3/15/2012	917,813

		TOTAL	14,063,332

		Services--0.5%
950,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	940,500
1,125,000		The Brickman Group Ltd., Sr. Sub. Note, (Series B), 11.75%, 12/15/2009	1,316,250

		TOTAL	2,256,750

		Technology--2.6%
536,000		AMI Semiconductor, Inc., Sr. Sub. Note, 10.75%, 2/1/2013	640,520
725,000		Activant Solutions, Inc., Sr. Note, 10.50%, 6/15/2011	788,438
825,000		Danka Business Systems PLC, Sr. Note, 11.00%, 6/15/2010	818,813
1,350,000		Ingram Micro, Inc., Sr. Sub. Note, 9.875%, 8/15/2008	1,498,500
600,000		Seagate Technology HDD Holdings, Sr. Note, 8.00%, 5/15/2009	651,000
300,000	[1,2]	Telex Communications, Inc., Sr. Secd. Note, 11.50%, 10/15/2008	320,250
875,000		Unisys Corp., Sr. Note, 6.875%, 3/15/2010	945,000
350,000	[1,2]	Viasystems, Inc., Sr. Sub. Note, 10.50%, 1/15/2011	374,500
Principal Amount			Value
		CORPORATE BONDS--continued
		Technology--continued
$550,000		Xerox CapEurope PLC, Company Guarantee, 5.875%, 5/15/2004	$558,250
1,500,000		Xerox Corp., Sr. Note, 7.625%, 6/15/2013	1,627,500
2,375,000		Xerox Corp., Sr. Note, 9.75%, 1/15/2009	2,796,563

		TOTAL	11,019,334

		Textiles--1.8%
700,000	[1,2]	Broder Brothers Co., Sr. Note, 11.25%, 10/15/2010	696,500
625,000	[4]	Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007	63
1,100,000		GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007	1,017,500
1,450,000		Levi Strauss & Co., Sr. Note, 11.625%, 1/15/2008	949,750
825,000		Phillips Van Heusen Corp., Sr. Note, 8.125%, 5/1/2013	878,625
950,000		Russell Corp., Company Guarantee, 9.25%, 5/1/2010	988,000
2,200,000	[1,2]	Warnaco Group, Inc., Sr. Note, 8.875%, 6/15/2013	2,277,000
634,000		William Carter Co., Sr. Sub. Note, (Series B), 10.875%, 8/15/2011	730,685

		TOTAL	7,538,123

		Tobacco--0.5%
1,000,000	[1,2]	Commonwealth Brands, Inc., Sr. Sub. Secd. Note, 10.625%, 9/1/2008	1,095,000
700,000	[1,2]	Dimon, Inc., Sr. Note, 7.75%, 6/1/2013	710,500
425,000		Dimon, Inc., Sr. Note, (Series B), 9.625%, 10/15/2011	477,063

		TOTAL	2,282,563

		Transportation--0.8%
1,100,000		Allied Holdings, Inc., Sr. Note, 8.625%, 10/1/2007	1,058,750
700,000	[4]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	0
800,000	[1,2]	Stena AB, Sr. Note, 7.50%, 11/1/2013	810,216
1,200,000		Stena AB, Sr. Note, 9.625%, 12/1/2012	1,356,000
800,000	[4]	The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	27,000

		TOTAL	3,251,966

		Utility-Electric--3.3%
1,850,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	1,942,500
875,000		CMS Energy Corp., Sr. Note, 8.90%, 7/15/2008	955,938
1,351,585		Caithness Coso Funding Corp., Sr. Secd. Note, (Series B), 9.05%, 12/15/2009	1,473,228
475,000		Calpine Canada Energy Finance Corp., Company Guarantee, 8.50%, 5/1/2008	378,813
1,875,000		Calpine Corp., Note, 8.50%, 2/15/2011	1,485,938
1,700,000		Illinois Power Co., 1st Mtg. Bond, 11.50%, 12/15/2010	2,065,500
1,025,000	[1,2]	NRG Energy, Inc., Sr. Secd. Note, 8.00%, 12/15/2013	1,082,656
825,000		PSEG Energy Holdings, Sr. Note, 8.625%, 2/15/2008	905,438
1,700,000		PSEG Energy Holdings, Sr. Note, 10.00%, 10/1/2009	2,003,875
650,000	[1,2]	Reliant Resources, Inc., Sr. Secd. Note, 9.25%, 7/15/2010	698,750
800,000	[1,2]	Reliant Resources, Inc., Sr. Secd. Note, 9.50%, 7/15/2013	860,000

		TOTAL	13,852,636

		Utility-Natural Gas--3.7%
250,000		ANR Pipeline Co., Sr. Note, 8.875%, 3/15/2010	282,188
1,350,000		El Paso Corp., 6.75%, 5/15/2009	1,292,625
425,000		El Paso Corp., Note, 6.95%, 12/15/2007	408,000
3,575,000		El Paso Corp., Sr. Note, 7.80%, 8/1/2031	3,061,094
1,150,000		El Paso Corp., Sr. Note, 8.05%, 10/15/2030	1,006,250
1,450,000	[1,2]	El Paso Production Holding Co., Sr. Note, 7.75%, 6/1/2013	1,448,188
650,000		Semco Energy, Inc., Sr. Note, 7.125%, 5/15/2008	680,063
1,800,000		Tennessee Gas Pipeline, Bond, 8.375%, 6/15/2032	1,917,000
375,000		Tennessee Gas Pipeline, Sr. Deb., 7.50%, 4/1/2017	385,781
200,000		Transcontinental Gas Pipe Corp., Note, 7.00%, 8/15/2011	216,500
1,125,000		Transcontinental Gas Pipe Corp., Sr. Note, (Series B), 8.875%, 7/15/2012	1,355,625
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Utility-Natural Gas--continued
$1,325,000		Williams Cos., Inc. (The), Note, 7.625%, 7/15/2019	$1,392,906
775,000		Williams Cos., Inc. (The), Note, 7.875%, 9/1/2021	819,563
1,225,000		Williams Cos., Inc. (The), Sr. Note, 8.625%, 6/1/2010	1,393,438

		TOTAL	15,659,221

		Wireless Communications--2.3%
1,325,000	[1,2]	American Cellular Corp., Sr. Note, 10.00%, 8/1/2011	1,477,375
2,300,000		NEXTEL Communications, Inc., Sr. Note, 7.375%, 8/1/2015	2,484,000
2,050,000		NEXTEL Communications, Inc., Sr. Note, 9.375%, 11/15/2009	2,239,625
450,000		Nextel Partners, Inc., Sr. Note, 8.125%, 7/1/2011	481,500
375,000		Nextel Partners, Inc., Sr. Note, 11.00%, 3/15/2010	417,188
478,000		Nextel Partners, Inc., Sr. Note, 12.50%, 11/15/2009	559,260
1,050,000		Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007	1,084,125
875,000		Triton PCS, Inc., Sr. Note, 8.50%, 6/1/2013	945,000

		TOTAL	9,688,073

		Wireline Communications--3.5%
375,000		Alaska Communications Systems Holdings, Inc., Company Guarantee, 9.375%, 5/15/2009	376,875
825,000	[1,2]	Alaska Communications Systems Holdings, Inc., Sr. Note, 9.875%, 8/15/2011	870,375
1,300,000	[1,2]	Cincinnati Bell, Inc., Company Guarantee, 7.25%, 7/15/2013	1,387,490
975,000	[1,2]	Cincinnati Bell, Inc., Sr. Sub Note, 8.375%, 1/15/2014	1,057,875
650,000		Eircom Funding, Sr. Sub. Note, 8.25%, 8/15/2013	723,125
3,275,000	[1,2]	Qwest Communications International, Inc., Note, 8.875%, 3/15/2012	3,766,250
5,300,000	[1,2]	Qwest Communications International, Inc., Sr. Sub. Note, 13.50%, 12/15/2010	6,466,000

		TOTAL	14,647,990

		TOTAL CORPORATE BONDS (IDENTIFIED COST $368,407,988)	387,323,179

		PREFERRED STOCKS--0.7%
		Healthcare--0.0%
3,240	[3]	River Holding Corp., Sr. Exchangeable PIK	32

		Media-Non-Cable--0.4%
9,950		Primedia, Inc., Cumulative Pfd., (Series D), $10.00, Annual Dividend	977,588
9,475		Primedia, Inc., Pfd., $9.20, Annual Dividend	897,756
42		Ziff Davis Media, Inc., PIK Pfd., (Series E-1)	9

		TOTAL	1,875,353

		Retailers--0.3%
1,100	[1,2]	General Nutrition Centers Holding Co., Exchangeable Pfd. Stock, (Series A)	1,102,750

		Wireline Communications--0.0%
11,079	[3]	McLeodUSA, Inc., Conv. Pfd., (Series A)	84,422

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $5,663,185)	3,062,557

		COMMON STOCKS--0.2%
		Diversified Manufacturing--0.1%
9,269	[4]	Simonds Industries, Inc.	232,559

		Entertainment--0.0%
1,482	[4]	AMF Bowling Worldwide, Inc.	35,716

		Industrial-Other--0.0%
316,665	[4]	ACP Holdings Corp.	189,999

		Media-Cable--0.1%
2,922	[4]	NTL, Inc.	203,810

		Metals & Mining--0.0%
23,013	[4]	Royal Oak Mines, Inc.	69

		Other--0.0%
71	[4]	CVC Claims Litigation LLC	0

		Packaging--0.0%
15,500	[4]	Russell Stanley Holdings, Inc.	155

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Wireline Communications--0.0%
6,407	[4]	Viatel Holding (Bermuda) Ltd.	$17,619

		TOTAL COMMON STOCKS (IDENTIFIED COST $4,027,876)	679,927

		WARRANTS--0.1%[4]
		Entertainment--0.0%
3,408		AMF Bowling Worldwide, Inc.	170
3,488		AMF Bowling Worldwide, Inc.	11,336

		TOTAL	11,506

		Industrial Other--0.1%
285,412	[1,2]	ACP Holdings Corp.	168,393

		Media-Non Cable--0.0%
425		Advanstar, Inc.	4
850		XM Satellite Radio, Inc.	18,062
7,700		Ziff Davis Media, Inc.	77

		TOTAL	18,143

		Metals & Mining--0.0%
625		Republic Technologies International, Inc.	6

		Packaging--0.0%
650		Pliant Corp.	6

		Paper--0.0%
450	[1,2]	MDP Acquisitions PLC	2,925

		Wireline Communications--0.0%
24,549		McLeodUSA, Inc.	12,520

		TOTAL WARRANTS (IDENTIFIED COST $474,930)	213,499

		REPURCHASE AGREEMENT--3.3%
$14,086,000		Interest in $800,000,000 joint repurchase agreement with Greenwich Capital Markets, Inc., 1.030%, dated 12/31/2003, to be repurchased at $14,086,806 on 1/2/2004, collateralized by U.S. Government Agency Obligations with various maturities to 2/25/2042 (AT AMORTIZED COST)	14,086,000

		TOTAL INVESTMENTS--98.0% (IDENTIFIED COST $400,330,054)[5]	413,203,262

		OTHER ASSETS AND LIABILITIES - NET--2.0%	8,612,168

		TOTAL NET ASSETS--100%	$421,815,430

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At December 31, 2003, these securities amounted to $84,042,754 which represents 19.9% of total net assets. Included in these amounts, securities which have been deemed liquid amounted to $83,419,356 and representing 19.8% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the Fund's Board of Trustees.

3 Denotes a zero coupon bond with effective rate at time of purchase.

4 Non-income producing security.

5 The cost of investments for federal tax purposes is $402,941,144.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2003.

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Total investments in securities, at value (identified cost $400,330,054)		$413,203,262
Cash		713
Income receivable		8,464,403
Receivable for shares sold		659,316

TOTAL ASSETS		422,327,694

Liabilities:
Payable for shares redeemed	$457,361
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	7,329
Payable for portfolio accounting fees (Note 5)	3,909
Payable for distribution services fee (Note 5)	19,792
Accrued expenses	23,873

TOTAL LIABILITIES		512,264

Net assets for 52,796,380 shares outstanding		$421,815,430

Net Assets Consist of:
Paid in capital		$457,520,261
Net unrealized appreciation of investments		12,873,208
Accumulated net realized loss on investments		(76,781,039)
Undistributed net investment income		28,203,000

TOTAL NET ASSETS		$421,815,430

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$324,215,849 ÷ 40,554,361 shares outstanding		$7.99

Service Shares:
$97,599,581 ÷ 12,242,019 shares outstanding		$7.97

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2003

Investment Income:
Interest		$30,117,825
Dividends		312,103

TOTAL INCOME		30,429,928

Expenses:
Investment adviser fee (Note 5)	$2,099,284
Administrative personnel and services fee (Note 5)	266,311
Custodian fees	24,783
Transfer and dividend disbursing agent fees and expenses (Note 5)	41,593
Directors'/Trustees' fees	2,668
Auditing fees	16,825
Legal fees	18,899
Portfolio accounting fees (Note 5)	106,839
Distribution services fee--Service Shares (Note 5)	156,917
Printing and postage	56,652
Insurance premiums	2,072
Miscellaneous	2,894

TOTAL EXPENSES	2,795,737

Waiver of administrative personnel and services fee (Note 5)	(2,519)

Net expenses		2,793,218

Net investment income		27,636,710

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(5,754,933)
Net change in unrealized appreciation of investments		47,722,022

Net realized and unrealized gain on investments		41,967,089

Change in net assets resulting from operations		$69,603,799

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$27,636,710	$22,642,084
Net realized loss on investments	(5,754,933)	(33,062,283)
Net change in unrealized appreciation/depreciation of investments	47,722,022	16,468,800

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	69,603,799	6,048,601

Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(19,635,355)	(23,097,381)
Service Shares	(3,390,505)	(1,326,711)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(23,025,860)	(24,424,092)

Share Transactions:
Proceeds from sale of shares	432,307,382	317,074,300
Net asset value of shares issued to shareholders in payment of distributions declared	23,025,854	24,424,084
Cost of shares redeemed	(362,462,409)	(279,064,839)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	92,870,827	62,433,545

Change in net assets	139,448,766	44,058,054

Net Assets:
Beginning of period	282,366,664	238,308,610

End of period (including undistributed net investment income of $28,203,000 and $22,338,823, respectively)	$421,815,430	$282,366,664

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2003

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. The investment objective of the Fund is to seek high current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discount on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees. Additional information on each restricted illiquid security held at December 31, 2003 is as follows:

Security	Acquisition Date	Acquisition Cost
Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	10/23/1998 -- 12/28/2001	938,008

General Chemical Industrial Products, Inc., Sr. Sub. Note, 10.625%, 5/1/2009	11/17/1999 - 2/24/2000	900,938

Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	2/5/1999 - 11/15/2003	745,392

Sleepmaster LLC, Company Guarantee, (Series B), 11.00%, 5/15/2009	12/13/1999 -- 12/5/2003	517,718

Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	3/9/1999 - 12/28/2001	867,500

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2003		2002
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	43,307,921	$315,286,098	29,994,612	$214,043,103
Shares issued to shareholders in payment of distributions declared	2,879,084	19,635,353	3,212,431	23,097,377
Shares redeemed	(38,284,007)	(279,912,452)	(30,317,688)	(217,684,112)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	7,902,998	$55,008,999	2,889,355	$19,456,368

Year Ended December 31	2003		2002
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	15,812,831	$117,021,284	14,725,187	$103,031,197
Shares issued to shareholders in payment of distributions declared	497,141	3,390,501	184,521	1,326,707
Shares redeemed	(11,276,205)	(82,549,957)	(8,792,338)	(61,380,727)

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	5,033,767	$37,861,828	6,117,370	$42,977,177

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	12,936,765	$92,870,827	9,006,725	$62,433,545

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for reinstating interest income and adjusting tax gain/loss on defaulted securities, reversal of prior income adjustments on bonds sold and discount accretion/premium amortization on debt securities.

For the year ended December 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Loss
$1,253,327	$(1,253,327)

Net investment income (loss), net realized gains (losses), as disclosed on the Statement of Operations and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Ordinary income[1]	$23,025,860	$24,424,092

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$28,922,516

Net unrealized appreciation	$10,262,118

Capital loss carryforward	$74,889,463

The difference between book-basis and tax-basis net unrealized appreciation is attributable in part to differing treatments for the tax deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

At December 31, 2003, the cost of investments for federal tax purposes was $402,941,144. The net unrealized appreciation of investments for federal tax purposes was $10,262,118. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $27,590,481 and net unrealized depreciation from investments for those securities having an excess of cost over value of $17,328,363.

At December 31, 2003, the Fund had a capital loss carryforward of $74,889,463, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 1,810,599

2008	$ 7,050,529

2009	$ 27,754,606

2010	$32,328,794

2011	$ 5,944,935

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services ("FAS") under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Services Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended December 31, 2003 the fees paid to FAS and FServ were $51,884 and $211,908, respectively.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Service Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholders Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003 the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee in based on the level of the Fund's average daily net assets for the period, plus out of pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2003 were as follows:

Purchases	$278,277,291

Sales	$172,473,429

7. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations have been filed, and others may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II (a portfolio of the Federated Insurance Series) (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Federated High Income Bond Fund II as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2004

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises 12 portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
World-Class Investment Manager

Federated High Income Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916306
Cusip 313916843

Federated is a registered mark of Federated Investors, Inc. 2004 ©Federated Investors, Inc.

G00844-01 (2/04)

Federated Investors
World-Class Investment Manager

Federated International Equity Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FINANCIAL STATEMENTS
INDEPENDENT AUDITORS' REPORT
BOARD OF TRUSTEES AND TRUST OFFICERS

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$ 8.79	$11.38	$18.49	$27.64	$15.39
Income From Investment Operations:
Net investment income (loss)	0.01 [1]	0.02	0.03 [1]	0.05	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.79	(2.61)	(5.15)	(4.93)	12.72

TOTAL FROM INVESTMENT OPERATIONS	2.80	(2.59)	(5.12)	(4.88)	12.70

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	--	(1.99)	(4.27)	(0.45)

Net Asset Value, End of Period	$11.59	$ 8.79	$11.38	$18.49	$27.64

Total Return[2]	31.85%	(22.76)%	(29.42)%	(22.61)%	84.88%

Ratios to Average Net Assets:

Expenses	1.70%[3]	1.50%[3]	1.41%	1.28%	1.25%

Net investment income (loss)	0.15%	0.26%	0.23%	0.17%	(0.34)%

Expense waiver/reimbursement[4]	0.05%	0.10%	0.10%	0.02%	0.46%

Supplemental Data:

Net assets, end of period (000 omitted)	$45,924	$37,488	$60,632	$98,180	$105,100

Portfolio turnover	193%	103%	206%	262%	304%

1 Per share information is based on average outstanding shares.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.70% and 1.50% for the years ended December 31, 2003 and December 31, 2002, respectively, after taking into account these expense reductions.

4 This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

As of December 31, 2003, Federated International Equity Fund II produced a 12-month total return of 31.85% based on net asset value.1 The Fund underperformed the 32.92% return of its Lipper International Variable Annuity Funds2 peer group and also lagged its benchmark, the Morgan Stanley Capital International-Europe, Australasia and Far East Growth Index ("MSCI-EAFE GI"),3 which returned 31.99% for the same period.

The fund's performance over the reporting period was driven by both our stock selection and average overweight in the Information Technology sector. Our top two stocks of the year, ASM Lithography Holding NV (Dutch semiconductor equipment manufacturer) and SAP (German enterprise software provider) are both technology companies. We also benefited from good stock selection in the United Kingdom, a big investment in Canadian gold miner Placer Dome, Inc. (a beneficiary of the weak U.S. dollar), and our overweight in Russian energy stocks (those companies dramatically outperformed their global integrated peers). On the negative side, we were hurt by our stock selection in the Industrials sector, our stock selection in France and our underweight in Australia.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

3 The MSCI--EAFE GI is a standard, unmanaged foreign securities index representing a subset of the MSCI Global Growth Index designed to measure developed market equity performance, excluding the United States and Canada. MSCI-EAFE GI returns are denominated in U.S. dollars. Investments cannot be made in an index.

Average Annual Total Returns for the Period Ended 12/31/2003
1 Year	31.85%
5 Years	0.56%
Start of Performance (5/8/1995)	5.54%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated International Equity Fund II (the "Fund") from May 8, 1995 (start of performance) to December 31, 2003, compared to the Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index (MSCI-EAFE GI)2,3 and the Morgan Stanley Capital International Europe Australasia & Far East Index (MSCI-EAFE).2,3

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE GI and MSCI-EAFE have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The MSCI-EAFE GI and MSCI-EAFE are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund's investment adviser changed its benchmark index to MSCI-EAFE GI from the MSCI-EAFE because it is more reflective of the Fund's current investment strategy.

Portfolio of Investments

December 31, 2003

Shares			Value in U.S. Dollars
		COMMON STOCKS--95.9%
		AUSTRALIA--1.7%
		Media--1.7%
21,625		News Corp. Ltd., ADR	$780,663

		BELGIUM--0.0%
		Technology Hardware & Equipment--0.0%
196	[1]	Telindus Group NV	0

		CANADA--2.4%
		Materials--2.4%
61,100		Placer Dome, Inc.	1,094,301

		CZECH REPUBLIC--0.4%
		Telecommunication Services--0.4%
17,200		Cesky Telecom A.S.	195,721

		FRANCE--10.9%
		Energy--3.3%
8,240		Total SA, Class B	1,530,306

		Food & Staples Retailing--1.0%
4,700		Etablissements Economiques du Casino Guichard-Perrachon SA	456,568

		Household & Personal Products--2.2%
12,200		L'Oreal SA	999,141

		Pharmaceuticals & Biotechnology--2.6%
16,000		Sanofi Synthelabo SA	1,203,505

		Software & Services--1.8%
18,100		Dassault Systemes SA	824,633

		TOTAL FRANCE	5,014,153

		GERMANY, FEDERAL REPUBLIC OF--5.1%
		Materials--2.6%
11,100		BASF AG	623,471
19,200		Bayer AG	561,716

		TOTAL	1,185,187

		Telecommunication Services--2.5%
63,300		Deutsche Telekom AG, Class REG	1,157,243

		TOTAL GERMANY, FEDERAL REPUBLIC OF	2,342,430

		GUERNSEY--1.5%
		Software & Services--1.5%
30,200	[1]	Amdocs Ltd.	678,896

		HUNGARY--0.7%
		Telecommunication Services--0.7%
78,900		Magyar Tavkozlesi Rt (Matav)	298,735

		ISRAEL--3.0%
		Pharmaceuticals & Biotechnology--2.1%
17,400		Teva Pharmaceutical Industries Ltd., ADR	986,754

		Software & Services--0.9%
25,800	[1]	Check Point Software Technologies Ltd.	433,956

		TOTAL ISRAEL	1,420,710

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		ITALY--3.6%
		Banks--1.9%
159,100		Unicredito Italiano Spa	$857,961

		Media--1.7%
65,200		Mediaset SpA	773,841

		TOTAL ITALY	1,631,802

		JAPAN--25.2%
		Automobiles & Components--3.5%
22,200		Honda Motor Co. Ltd.	986,344
18,900		Toyota Motor Corp.	638,615

		TOTAL	1,624,959

		Capital Goods--4.2%
9,700		Fanuc Ltd.	581,267
123,000		Mitsubishi Electric Corp.	510,897
6,800		SMC Corp.	846,707

		TOTAL	1,938,871

		Commercial Services & Supplies--2.8%
57,000		Dai Nippon Printing Co. Ltd.	800,719
12,500		Secom Co. Ltd.	466,701

		TOTAL	1,267,420

		Consumer Durables & Apparel--1.6%
26,100		Pioneer Electronic Corp.	721,109

		Diversified Financials--3.8%
109,000		Nikko Cordial Corp.	607,393
68,000		Nomura Holdings, Inc.	1,158,352

		TOTAL	1,765,745

		Food & Staples Retailing--1.6%
24,000		Seven-Eleven Japan	728,053

		Materials--1.1%
121,000		Sumitomo Chemical Co.	499,202

		Media--0.7%
56		Fuji Television Network, Inc.	303,169

		Pharmaceuticals & Biotechnology--2.2%
25,200		Takeda Chemical Industries	999,673

		Technology Hardware & Equipment--1.7%
12,000		Kyocera Corp.	799,739

		Transportation--2.0%
200		East Japan Railway Co.	942,736

		TOTAL JAPAN	11,590,676

		NETHERLANDS--3.1%
		Diversified Financials--1.8%
32,800		Euronext NV	829,420

		Media--1.3%
18,500		VNU - Verenigde Nederlandse Uitgeversbedrijven	583,893

		TOTAL NETHERLANDS	1,413,313

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		PORTUGAL--2.3%
		Banks--1.1%
236,600		Banco Comercial Portugues, Class R	$527,645

		Transportation--1.2%
82,300		Brisa Auto Estradas de Portugal S.A.	549,578

		TOTAL PORTUGAL	1,077,223

		RUSSIA--2.5%
		Energy--2.5%
23,900		Gazprom, ADR	619,010
2,800		Lukoil Holding Co., ADR	260,680
8,800		Surgutneftegaz, ADR	258,720

		TOTAL RUSSIA	1,138,410

		SINGAPORE--1.0%
		Banks--1.0%
65,000		Oversea-Chinese Banking Corp. Ltd.	463,110

		SPAIN--2.9%
		Telecommunication Services--2.9%
90,200		Telefonica SA	1,322,857

		SWITZERLAND--7.4%
		Banks--3.7%
25,100		UBS AG	1,718,233

		Pharmaceuticals & Biotechnology--3.7%
36,900		Novartis AG	1,674,562

		TOTAL SWITZERLAND	3,392,795

		TAIWAN, PROVINCE OF CHINA--3.4%
		Semiconductors & Semiconductor Equipment--2.1%
288,800	[1]	Taiwan Semiconductor Manufacturing Co.	540,171
692,000	[1]	Nanya Technology Corp.	434,156

		TOTAL	974,327

		Technology Hardware & Equipment--1.3%
262,000		Asustek Computer, Inc.	578,792

		TOTAL TAIWAN, PROVINCE OF CHINA	1,553,119

		THAILAND--0.3%
		Banks--0.3%
464,000		Krung Thai Bank PLC	144,039

		UNITED KINGDOM--18.5%
		Banks--2.2%
33,570		Royal Bank of Scotland PLC, Edinburgh	986,352

		Diversified Financials--1.5%
96,000		Amvescap PLC	695,313

		Food & Staples Retailing--2.1%
208,400		Tesco PLC	958,842

		Household & Personal Products--1.6%
32,950		Reckitt Benckiser PLC	743,452

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--continued
		Materials--2.6%
43,900		Rio Tinto PLC	$1,209,153

		Media--1.6%
75,700		WPP Group PLC	741,179

		Pharmaceuticals & Biotechnology--2.7%
8,640		AstraZeneca PLC	413,332
36,900		GlaxoSmithKline PLC	843,115

		TOTAL	1,256,447

		Retailing--1.2%
105,300		Marks & Spencer Group PLC	543,221

		Telecommunication Services--3.0%
558,218		Vodafone Group PLC	1,380,080

		TOTAL UNITED KINGDOM	8,514,039

		TOTAL COMMON STOCKS (IDENTIFIED COST $35,716,374)	44,066,992

		REPURCHASE AGREEMENT--4.3%
$1,962,000		Interest in $800,000,000 joint repurchase agreement with Greenwich Capital Markets Inc., at 1.03% dated 12/31/2003, to be repurchased at $1,962,112 on 1/2/2004, collateralized by U.S. Government Agency Obligations with various maturities to 2/25/2042. (AT AMORTIZED COST)	1,962,000

		TOTAL INVESTMENTS--100.2% (IDENTIFIED COST $37,678,374)[2]	46,028,992

		OTHER ASSETS AND LIABILITIES -- NET -- (0.2)%	(104,530)

		TOTAL NET ASSETS--100%	$45,924,462

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $38,076,347.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2003.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Total investments in securities, at value (identified cost $37,678,374)		$46,028,992
Cash		479
Cash denominated in foreign currencies (identified cost $94,525)		96,206
Income receivable		61,632
Receivable for investments sold		885,180
Receivable for shares sold		78,289

TOTAL ASSETS		47,150,778

Liabilities:
Payable for investments purchased	$1,074,159
Payable for shares redeemed	104,779
Net payable for foreign currency exchange contracts	1,025
Payable for portfolio accounting fees (Note 5)	4,497
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	3,553
Accrued expenses	38,303

TOTAL LIABILITIES		1,226,316

Net assets for 3,962,364 shares outstanding		$45,924,462

Net Assets Consist of:
Paid-in capital		$71,796,403
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		8,354,960
Accumulated net realized loss on investments and foreign currency transactions		(34,220,321)
Accumulated net investment income (loss)		(6,580)

TOTAL NET ASSETS		$45,924,462

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$45,924,462 ÷ 3,962,364 shares outstanding		$11.59

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2003

Investment Income:
Dividends (net of foreign taxes withheld of $91,060)			$735,206
Interest			22,892

TOTAL INCOME			758,098

Expenses:
Investment adviser fee (Note 5)		$409,407
Administrative personnel and services fee (Note 5)		129,104
Custodian fees		46,075
Transfer and dividend disbursing agent fees and expenses (Note 5)		18,775
Directors'/Trustees' fees		1,199
Auditing fees		15,005
Legal fees		5,826
Portfolio accounting fees (Note 5)		55,735
Printing and postage		23,904
Insurance premiums		7,507
Interest Expense		1,399
Miscellaneous		2,139

TOTAL EXPENSES		716,075

Waivers and Expense Reductions (Note 5):
Waiver of investment adviser fee	$(15,385)
Waiver of administrative personnel and services fee	(4,104)
Fees paid indirectly from directed brokerage arrangement	(1,668)

TOTAL WAIVERS AND EXPENSE REDUCTIONS		(21,157)

Net expenses			694,918

Net investment income			63,180

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (net of foreign capital gain taxes withheld of $9,862)			2,273,424
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			9,869,547

Net realized and unrealized gain on investments and foreign currency transactions			12,142,971

Change in net assets resulting from operations			$12,206,151

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$63,180	$134,720
Net realized gain (loss) on investments and foreign currency transactions	2,273,424	(11,170,454)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	9,869,547	(689,456)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	12,206,151	(11,725,190)

Share Transactions:
Proceeds from sale of shares	112,239,677	210,039,332
Cost of shares redeemed	(116,009,033)	(221,458,556)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,769,356)	(11,419,224)

Change in net assets	8,436,795	(23,144,414)

Net Assets:
Beginning of period	37,487,667	60,632,081

End of period	$45,924,462	$37,487,667

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2003

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to obtain a total return on its assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined. Fixed income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available, or whose values have been affected by a significant event occurring after the close of their primary markets, are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreements.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At December 31, 2003, the Fund outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Receive/Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation )
Contract Bought:

1/6/2004	68,446,663 Japanese Yen	$640,306	$638,882	$ (1,424)

Contract Sold:
1/7/2004	48,200,409 Japanese Yen	$450,303	$449,904	$ 399

NET UNREALIZED DEPRECIATION ON FOREIGN CURRENCY EXCHANGE CONTRACTS				$(1,025)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2003	2002
Shares sold	12,171,909	20,819,545
Shares redeemed	(12,473,804)	(21,883,744)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(301,895)	(1,064,199)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency and net investment income (loss).

For the year ended December 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(49,026)	$(69,760)	$118,786

Net investment income, net realized gains (losses), as disclosed on the Statement of Operations and net assets were not affected by this reclassification.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$ 7,950,407

Capital loss carryforward	$33,822,348

The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the tax deferral of losses on wash sales.

At December 31, 2003, the cost of investments for federal tax purposes was $38,076,347. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates was $7,952,645. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $45,725,544 and net unrealized depreciation from investments for those securities having an excess of cost over value of $37,772,899.

At December 31, 2003, the Fund had a capital loss carryforward of $33,822,348, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$21,899,077

2010	$11,923,271

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Administrative Services ("FAS"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Services Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended November 30, 2003, the fees paid to FAS and FServ were $20,964 and $104,036 respectively, after voluntary waiver, if applicable.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2003, the Fund's expenses were reduced by $1,668 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2003, were as follows:

Purchases	$74,721,971

Sales	$78,329,079

7. RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LINE OF CREDIT

The Fund along with Federated World Investment Series, Inc. and Federated International Series, Inc. have entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of December 31, 2003, there were no outstanding loans. During the year ended December 31, 2003, the maximum outstanding borrowing was $4,398,000. The Fund had an average outstanding daily balance of $2,104,850 with a high and low interest rate of 1.56% and 1.50%, respectively, representing only the days the LOC was utilized. Interest expense totaled $1,399 for the year ended December 31, 2003.

9. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations have been filed, and others may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Equity Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated International Equity Fund II as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2004

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises 12 portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
World-Class Investment Manager

Federated International Equity Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916603

Federated is a registered mark of Federated Investors, Inc. 2004 ©Federated Investors, Inc.

G01077-01 (2/04)

Federated Investors
World-Class Investment Manager

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2003

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FINANCIAL STATEMENTS
INDEPENDENT AUDITORS' REPORT
BOARD OF TRUSTEES AND TRUST OFFICERS

Financial Highlights--Primary Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended	Period Ended
	12/31/2003	12/31/2002 [1]
Net Asset Value, Beginning of Period	$ 8.16	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.10)[2]	(0.00)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.34	(1.84)

Total from investment operations	3.24	(1.84)

Net Asset Value, End of Period	$11.40	$ 8.16

Total Return[3]	39.71%	(18.40)%

Ratios to Average Net Assets:

Expenses	1.50%	1.50%[4]

Net investment income (loss)	(0.98)%	(1.02)%[4]

Expense waiver/reimbursement[5]	5.14%	95.85%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$5,741	$651

Portfolio turnover	38%	19%

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Service Shares

(For a Share Outstanding Throughout the Period)

Period Ended December 31	2003 [1]
Net Asset Value, Beginning of Period	$ 8.46
Income From Investment Operations:
Net investment income (loss)	(0.08)[2]
Net realized and unrealized gain on investments and foreign currency transactions	3.02

Total from investment operations	2.94

Net Asset Value, End of Period	$11.40

Total Return[3]	34.75%

Ratios to Average Net Assets:

Expenses	1.75%[4]

Net investment income (loss)	(1.16)%[4]

Expense waiver/reimbursement[5]	5.14%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$14,575

Portfolio turnover	38%[6]

1 Reflects operations for the period from May 1, 2003 (date of initial public investment) to December 31, 2003.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2003.

See Notes which are an integral part of the Financial Statements.

Management's Discussion of Fund Performance

Fiscal 2003, which ended December 31, 2003, was an excellent year for Federated Kaufmann Fund II. Total return for the year was 39.71% and 34.75%,1 respectively, for the Primary Shares and Service Shares.2 According to Lipper Inc., this put the Fund's Primary Shares in the top 29% of its category, Lipper VA Mid-Cap Growth Category, for the reporting period.3 The fund's shares ranked 32 out of 112 funds for the one-year period as of December 31, 2003 in the Lipper VA Mid-Cap Growth Category based on total return.

In general, the stock market was very strong during the second half of fiscal 2003, reflecting the steadily improving prospects for a strong economic recovery. Some of the fund's biggest gainers during the reporting period were companies whose dominance in their fields are helping to lead that recovery--such as PETsMART, Inc., Advance Auto Parts, Inc., Cendant Corp. and Seagate Technology Holdings.

Many of the fund's core positions are growth companies that are highly-profitable, conservatively financed and well-managed companies. They are companies that we have followed for years or are in industries that we know well. In general, we are quite optimistic about how these companies should benefit from a continuation of the economic upturn. Moreover, even after the run-up some stocks have had in the last eight months, valuations continue to be attractive. The price-to-earnings of PETsMART, Inc., Advance Auto Parts, Inc., Cendant Corp., and Seagate Technology Holdings, to mention again some of our biggest recent gainers, are all well below what one might expect for such companies in an ebullient market in a low interest rate environment. It seems to us that the stocks of some of the highest quality growth companies have lagged behind lesser names in the recent stock market run-up. This is another reason why we are positive about the intermediate-term prospects for Federated Kaufmann Fund II's portfolio. Lastly we have managed to build up a good-sized cash position. This should give the fund good flexibility in the months ahead, particularly if the initial public offering market begins to recover along with the economy.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

2 Service Shares total return represents the reporting period from May 1, 2003 (start of performance) to December 31, 2003.

3 Lipper figure represent the average of the total returns reported by the mutual fund designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges.

Average Annual Total Return for the Period Ended 12/31/2003
1 Year	39.71%
Start of Performance (4/30/2002)	8.14%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund II (Primary Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2003 compared to the Russell Mid-Cap Growth Index (RMGI)2 and the Lipper Multi-Cap Growth Index (LMCGI).2,3

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and LMCGI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RMGI and the LMCGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LMCGI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a fund's performance.

Cumulative Total Return for the Period Ended 12/31/2003
Start of Performance (5/1/2003)	34.75%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund II (Service Shares) (the "Fund") from May 1, 2003 (start of performance) to December 31, 2003 compared to the Russell Mid-Cap Growth Index (RMGI)2 and the Lipper Multi-Cap Growth Index (LMCGI).2,3

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and LMCGI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RMGI and the LMCGI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LMCGI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2003

Shares			Value
		COMMON STOCKS--81.2%
		Consumer Discretionary--23.0%
2,100	[1]	1-800-FLOWERS.COM, Inc.	$23,226
12,000	[1,2]	Advance Auto Parts, Inc.	976,800
1,800	[1]	Bed Bath & Beyond, Inc.	78,030
400		Bob Evans Farms, Inc.	12,984
3,300	[1,2]	CarMax, Inc.	102,069
700	[2]	Carnival Corp.	27,811
1,400		Centex Corp.	150,710
5,900	[1,2]	Central European Media Enterprises Ltd., Class A	102,483
3,500		Clear Channel Communications, Inc.	163,905
700	[2]	Coachmen Industries, Inc.	12,677
3,500	[1]	Comcast Corp., Class A	109,480
1,100	[1,2]	Cost Plus, Inc.	45,100
2,500		Dollar General Corp.	52,475
4,900	[1,2]	Dollar Tree Stores, Inc.	147,294
1,100	[2]	E.W. Scripps Co., Class A	103,554
800	[1]	Entercom Communication Corp.	42,368
3,800		Family Dollar Stores, Inc.	136,344
3,260	[1,2]	Hollywood Media Corp.	8,672
66,800		J.D. Wetherspoon PLC	333,876
2,400	[1]	JC Decaux SA	39,189
1,100		Journal Communications, Inc., Class A	20,383
3,500	[1]	Kohl's Corp.	157,290
3,500	[1]	Lamar Advertising Co.	130,620
4,200	[1,2]	Leapfrog Enterprises, Inc.	111,426
700		Maytag Corp.	19,495
2,800	[2]	Orient-Express Hotel Ltd.	46,004
5,160	[1,2]	PETCO Animal Supplies, Inc.	157,122
35,000		PETsMART, Inc.	833,000
150	[1]	SKY Perfect Communications, Inc.	176,413
700	[1]	Timberland Co., Class A	36,449
3,800		Viacom, Inc., Class B	168,644
1,400	[2]	Volume Services America Holdings, Inc.	23,310
1,800	[2]	Winnebago Industries, Inc.	123,750

		TOTAL	4,672,953

		Consumer Staples--2.0%
5,300	[1]	Dean Foods Co.	174,211
1,400	[1]	NBTY, Inc.	37,604
3,200	[1]	Shoppers Drug Mart Corp.	74,234
900		Wal-Mart Stores, Inc.	47,745
1,100	[2]	Whole Foods Market, Inc.	73,843

		TOTAL	407,637

Shares			Value
		COMMON STOCKS--continued
		Energy--1.0%
2,200		Anadarko Petroleum Corp.	$112,222
400		EnCana Corp.	15,776
2,600	[1,2]	Oceaneering International, Inc.	72,800

		TOTAL	200,798

		Financials--7.8%
600	[1,2]	Affiliated Managers Group	41,754
400		Agree Realty Corp.	11,312
1,200		American Financial Realty Trust	20,460
1,400	[1,2]	Arch Capital Group Ltd.	55,804
6,500	[2]	Axis Capital Holdings Ltd.	190,320
3,500	[2]	Capital One Financial Corp.	214,515
400	[1]	China Life Insurance Co. Ltd., ADR	13,188
1,800		Eaton Vance Corp.	65,952
2,100		Endurance Specialty Holdings Ltd.	70,455
3,200	[1,2]	Federal Agricultural Mortgage Association, Class C	102,272
4,600		IndyMac Bancorp, Inc.	137,034
300	[1,2]	Markel Corp.	76,053
740		Moody's Corp.	44,807
4,500	[1]	Philadelphia Consolidated Holding Corp.	219,735
1,200	[1,2]	RTW, Inc.	7,728
3,800	[2]	St. Joe Co.	141,702
5,100	[2]	Willis Group Holdings Ltd.	173,757

		TOTAL	1,586,848

		Healthcare--18.3%
3,200	[1]	ATS Medical, Inc.	12,960
1,700	[1,2]	Alexion Pharmaceuticals, Inc.	28,934
2,500	[2]	Allergan, Inc.	192,025
5,700	[1]	Anika Therapeutics, Inc.	55,518
10,700	[1,2]	Aspect Medical Systems, Inc.	122,087
2,600	[1]	Atrix Labs, Inc.	62,504
3,500	[1,2]	Avigen, Inc.	20,580
2,400	[1]	Boston Scientific Corp.	88,224
7,050	[1,2]	Caremark Rx, Inc.	178,577
6,300	[1,2]	Conceptus, Inc.	66,906
1,800	[1,2]	Cubist Pharmaceuticals, Inc.	21,888
10,480	[1]	Curon Medical, Inc.	32,949
4,200	[1]	Cytyc Corp.	57,792
5,800	[1]	DJ Orthopedics, Inc.	155,440
3,200	[1,2]	DOV Pharmaceutical, Inc.	43,104
1,100	[2]	Dr. Reddy's Laboratories Ltd., ADR	34,815
5,500	[1,2]	Dyax Corp.	45,210
13,100	[1]	Endologix, Inc.	52,007
750	[1]	Gilead Sciences, Inc.	43,605
Shares			Value
		COMMON STOCKS--continued
		Healthcare--continued
8,900	[1,2]	HealthSouth Corp.	$40,851
300	[1,2]	I-Flow Corp.	4,173
3,450	[1,2]	INAMED Corp.	165,807
4,800	[1]	Illumina, Inc.	33,840
9,700	[1]	Inveresk Research Group, Inc.	239,881
7,000	[1,2]	Isis Pharmaceuticals, Inc.	45,500
3,200	[1]	Kosan Biosciences, Inc.	31,552
3,500	[1]	Kyphon, Inc.	86,905
800	[1]	Large Scale Biology Corp.	1,472
3,500		Medtronic, Inc.	170,135
400	[1]	Millennium Pharmaceuticals, Inc.	7,468
3,900	[1]	NMT Medical, Inc.	17,550
6,700	[1]	Natus Medical, Inc.	28,073
100	[1]	Neurochem, Inc.	2,359
7,000	[1]	Omnicell, Inc.	113,400
1,000	[1,2]	OraSure Technologies, Inc.	7,960
3,600	[1,2]	Orthofix International NV	176,328
2,000	[1,2]	Pharmacyclics, Inc.	14,800
4,100	[1]	Point Therapeutics, Inc.	13,735
1,600		Ranbaxy Laboratories Ltd., GDR	38,512
1,500	[1,2]	Rita Medical Systems, Inc.	6,675
1,800		Schering-Plough Corp.	31,302
7,000		Select Medical Corp.	113,960
1,800	[1,2]	Shire Pharmaceuticals Group PLC, ADR	52,290
340	[1]	St. Jude Medical, Inc.	20,859
700	[2]	Stryker Corp.	59,507
500	[1,2]	TLC Vision Corp	3,315
1,600	[1,2]	Telik, Inc.	36,816
8,800	[1,2]	Therasense, Inc.	178,640
1,600	[1]	US Oncology, Inc.	17,216
2,600	[1]	United Surgical Partners International, Inc.	87,048
3,900		UnitedHealth Group, Inc.	226,902
4,400	[1,2]	VCA Antech, Inc.	136,312
1,710	[1,2]	VISX, Inc.	39,587
3,500	[1,2]	WellChoice, Inc.	120,750
3,657	[1,2]	World Heart Corp.	28,525

		TOTAL	3,715,130

		Industrials--8.6%
21,000	[1]	Cendant Corp.	467,670
800	[1]	Concorde Career Colleges, Inc.	19,976
2,500	[1,2]	CoStar Group, Inc.	104,200
4,800		Deutsche Post AG	98,881
1,700	[1,2]	DRS Technologies, Inc.	47,226
2,100	[1,2]	EGL, Inc.	36,876
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
1,800	[2]	Expeditors International Washington, Inc.	$67,788
1,200	[1]	Exponent, Inc.	25,680
200	[1,2]	Exult, Inc.	1,424
2,100		FedEx Corp.	141,750
3,650	[1,2]	Jet Blue Airways Corp.	96,798
1,400	[1,2]	Kroll, Inc.	36,400
2,600		MSC Industrial Direct Co.	71,500
3,500	[2]	Masco Corp.	95,935
2,200	[1,2]	McDermott International, Inc.	26,290
400	[1,2]	NuCo2, Inc.	5,068
1,100		Roper Industries, Inc.	54,186
1,800	[1,2]	Ryanair Holdings PLC, ADR	91,152
1,400	[1]	Simpson Manufacturing Co., Inc.	71,204
690	[2]	UTI Worldwide, Inc.	26,172
1,800		United Parcel Service, Inc.	134,190
800	[1]	Universal Technical Institute, Inc.	24,000
100	[1,2]	Vicor Corp.	1,141

		TOTAL	1,745,507

		Information Technology--18.4%
5,400	[1,2]	ATI Technologies, Inc.	81,648
16,800	[1]	Accenture Ltd.	442,176
6,700	[1]	Affiliated Computer Services, Inc., Class A	364,882
1,700	[1,2]	Altiris, Inc.	62,016
2,200	[1]	Amkor Technology, Inc.	40,062
900	[1,2]	Asyst Technologies, Inc.	15,615
3,800	[1,2]	Bankrate, Inc.	47,044
1,500	[1]	BindView Development Corp.	5,655
3,200	[1,2]	Brillian Corp.	27,040
700	[1,2]	Broadcom Corp.	23,863
400	[1]	CCC Information Service Group, Inc.	6,760
1,500	[1,2]	Conexant Systems, Inc.	7,455
3,500	[1,2]	Cree, Inc.	61,915
7,050	[1]	Digital Impact, Inc.	20,304
3,500	[1,2]	Digital Theater Systems, Inc.	86,415
1,800	[1]	DigitalNet Holdings, Inc.	35,100
730	[1]	EasyLink Services Corp., Class A	1,088
2,100	[1,2]	eCollege.com	38,766
2,400	[1]	Enterasys Networks, Inc.	9,000
1,800	[1]	ESS Technology, Inc.	30,618
500		Fair Isaac Corp.	24,580
1,800	[1,2]	Filenet Corp.	48,744
610	[1]	Foundry Networks, Inc.	16,690
2,630	[1]	GlobespanVirata, Inc.	15,464
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
6,300	[1,2]	Homestore.com, Inc.	$29,799
1,600	[1,2]	Hyperion Solutions Corp.	48,224
3,600	[1,2]	Infocrossing, Inc.	34,488
3,900	[1]	Informatica Corp.	40,170
2,500	[1,2]	Intrado, Inc.	54,875
800	[1]	Iron Mountain, Inc.	31,632
1,400	[1]	JDA Software Group, Inc.	23,114
3,500	[1,2]	Komag, Inc.	51,205
700	[1]	Lexar Media, Inc.	12,201
1,600	[1,2]	M-Systems Flash Disk Pioneers Ltd.	27,648
800	[1,2]	Macromedia, Inc.	14,272
10,500	[1,2]	Magma Design Automation	245,070
1,100	[1,2]	Manhattan Associates, Inc.	30,404
1,300	[1]	Marimba, Inc.	7,150
200	[1,2]	Marvell Technology Group Ltd.	7,586
1,800	[1,2]	Maxtor Corp.	19,980
3,000		Microsoft Corp.	82,620
700	[1,2]	MicroStrategy, Inc., Class A	36,736
13,700	[1,2]	NIC, Inc.	110,011
1,800	[1]	NPTest Holding Corp.	19,872
900	[1]	National Semiconductor Corp.	35,469
5,300	[1,2]	Online Resources Corp.	35,028
3,500	[1]	Oracle Corp.	46,200
2,100	[1,2]	Pec Solutions, Inc.	35,595
2,500	[1,2]	Safenet, Inc.	76,925
24,500	[1]	Seagate Technology Holdings	463,050
1,900	[1]	Siebel Systems, Inc.	26,353
1,300	[1]	Sigmatel Inc.	32,084
1,600	[1]	Silicon Storage Technology	17,600
1,300	[1,2]	Sonic Solutions	19,890
3,200	[1,2]	Synaptics, Inc.	47,936
1,900	[1]	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	19,456
560	[1,2]	Taser International, Inc.	46,127
1,590	[1,2,3]	ThermoGenesis Corp.	8,236
6,300	[1,2]	UTStarcom, Inc.	233,541
300	[1,2]	ValueClick, Inc.	2,724
300	[1]	Vastera, Inc.	1,200
3,800	[1,2]	Visual Networks, Inc.	8,512
4,300	[1,2]	Western Digital Corp.	50,697
7,000	[1]	Xicor, Inc.	79,380

		TOTAL	3,725,960

		Materials--0.4%
900	[1]	Headwaters, Inc.	17,658
1,400		Newmont Mining Corp.	68,054

		TOTAL	85,712

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Telecommunication Services--0.4%
500	[1,2]	AT Road, Inc.	$6,650
1,400	[1]	Allstream, Inc., Class B	80,290
100		PT Telekomunikasi Indonesia, Class CS, ADR	1,642

		TOTAL	88,582

		Utilities--1.3%
500	[2]	Consolidated Water Co.	10,025
12,700	[1]	Enel SpA	86,247
2,800		Kinder Morgan, Inc.	165,480

		TOTAL	261,752

		TOTAL COMMON STOCKS (IDENTIFIED COST $14,997,803)	16,490,879

		PREFERRED STOCK--0.3%
		Telecommunication Services--0.3%
1,600		Crown Castle International Corp., Conv. Pfd., $3.13 Annual Dividend (IDENTIFIED COST $71,800)	72,000

		REPURCHASE AGREEMENTS--50.3%
$3,774,000		Interest in $800,000,000 joint repurchase agreement with Greenwich Capital Markets, Inc., 1.030%, dated 12/31/2003, to be repurchased at $3,774,216 on 1/2/2004, collateralized by U.S. Government Agency Obligations with various maturities to 2/25/2042	3,774,000
2,000,000		Interest in $2,500,000,000 joint repurchase agreement with UBS Warburg LLC, 1.010%, dated 12/31/2003, to be repurchased at $2,000,112 on 1/2/2004, collateralized by U.S. Government Agency Obligations with various maturities to 12/16/2033	2,000,000
4,448,167		Interest in $800,000,000 joint repurchase agreement with Greenwich Capital Markets, Inc., 1.030%, dated 12/31/2003, to be repurchased at $4,448,422 on 1/2/2004, collateralized by U.S. Government Agency Obligations with various maturities to 2/25/2042 (held as collateral for securities lending)	4,448,167

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	10,222,167

		TOTAL INVESTMENTS--131.8% (IDENTIFIED COST $25,291,770)[4]	26,785,046

		OTHER ASSETS AND LIABILITIES -- NET--(31.8)%	(6,469,272)

		TOTAL NET ASSETS--100%	$20,315,774

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated brokers/dealers.

3 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At December 31, 2003, these securities amounted to $8,236 which represents 0.0% of net assets.

4 The cost of investments for federal tax purposes is $25,292,711.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2003.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in repurchase agreements	$10,222,167
Investments in securities	16,562,879

Total investments in securities, at value including $4,334,349 of securities loaned (identified cost $25,291,770)		$26,785,046
Cash		806
Income receivable		6,375
Receivable for investments sold		95,427
Receivable for shares sold		10,798

TOTAL ASSETS		26,898,452

Liabilities:
Payable for investments purchased	2,010,567
Payable for shares redeemed	95,231
Payable on collateral due to brokers	4,448,167
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	2,707
Payable for Directors'/Trustees' fees	96
Payable for portfolio accounting fees (Note 5)	5,417
Payable for distribution services fee (Note 5)	2,755
Accrued expenses	17,738

TOTAL LIABILITIES		6,582,678

Net assets for 1,781,542 shares outstanding		$20,315,774

Net Assets Consist of:
Paid in capital		$18,822,024
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		1,493,343
Accumulated net realized gain on investments and foreign currency transactions		407

TOTAL NET ASSETS		$20,315,774

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$5,741,164 ÷ 503,416 shares outstanding		$11.40

Service Shares:
$14,574,610 ÷ 1,278,126 shares outstanding		$11.40

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2003

Investment Income:
Dividends (net of foreign taxes withheld of $686)			$16,456
Interest (including income on securities loaned of $824)			15,495

TOTAL INCOME			31,951

Expenses:
Investment adviser fee (Note 5)		$79,919
Administrative personnel and services fee (Note 5)		150,834
Custodian fees		17,183
Transfer and dividend disbursing agent fees and expenses (Note 5)		24,553
Directors'/Trustees' fees		1,462
Auditing fees		13,878
Legal fees		5,692
Portfolio accounting fees (Note 5)		56,866
Distribution services fee--Service Shares (Note 5)		8,535
Printing and postage		18,387
Insurance premiums		1,402
Miscellaneous		1,956

TOTAL EXPENSES		380,667

Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	$(79,919)
Waiver of administrative personnel and services fee	(150,834)
Reimbursement of other operating expenses	(56,978)

TOTAL WAIVERS AND REIMBURSEMENT		(287,731)

Net expenses			92,936

Net investment income (loss)			(60,985)

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			70,571
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			1,511,900

Net realized and unrealized gain on investments and foreign currency			1,582,471

Change in net assets resulting from operations			$1,521,486

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 12/31/2003	Period Ended 12/31/2002 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(60,985)	$(1,579)
Net realized gain (loss) on investments and foreign currency transactions	70,571	(9,225)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	1,511,900	(18,557)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,521,486	(29,361)

Share Transactions:
Proceeds from sale of shares	19,051,683	757,137
Cost of shares redeemed	(907,923)	(77,248)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	18,143,760	679,889

Change in net assets	19,665,246	650,528

Net Assets:
Beginning of period	650,528	--

End of period	$20,315,774	$650,528

1 For the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2003

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. The investment objective of the Fund is to provide capital appreciation.

Effective May 1, 2003, the Fund added Service Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is in cash or invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2003, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$4,334,349	$4,448,167

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2003, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Year Ended 12/31/2003		Period Ended 12/31/2002[1]
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	440,865	$4,558,281	89,778	$757,137
Shares redeemed	(17,209)	(168,394)	(10,018)	(77,248)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	423,656	$4,389,887	79,760	$679,889

	Period Ended 12/31/2003[2]
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,346,431	$14,493,402	--	--
Shares redeemed	(68,305)	(739,529)	--	--

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	1,278,126	$13,753,873	--	--

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,701,782	$18,143,760	79,760	$679,889

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Reflects operations for the period from May 1, 2003 (date of initial public investment) to December 31, 2003.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and accumulated net investment income (loss).

For the year ended December 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains
$60,985	$(60,985)

Net investment income (loss), net realized gains (losses), as disclosed on the Statement of Operations and net assets were not affected by this reclassification.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income[1]	$ 1,348

Net unrealized appreciation	$ 1,492,402

1 For tax purposes short-term capital gain distributions are considered ordinary income.

The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the tax deferral of losses from wash sales.

At December 31, 2003, the cost of investments for federal tax purposes was $25,292,711. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates was $1,492,335. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,630,321 and net unrealized depreciation from investments for those securities having an excess of cost over value of $137,986.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.425% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of a sub-adviser agreement between the Adviser and the Trust Division of Federated Global Investment Management Corp. ("FGIMC"), FGIMC received an annual fee from the Adviser equal to 1.175% of the Fund's average daily net assets. In addition, FGIMC may voluntarily choose to reduce its compensation.

Administrative Fee

Federated Administrative Services ("FAS") under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Services Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended December 31, 2003 the fees paid to FAS and FServ were $0 and $0, respectively, after voluntary waiver, if applicable.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2003 were as follows:

Purchases	$ 16,182,197

Sales	$ 1,841,625

7. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations have been filed, and others may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Kaufmann Fund II (a portfolio of the Federated Insurance Series) (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Federated Kaufmann Fund II as of December 31, 2003, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2004

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises 12 portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
World-Class Investment Manager

Federated Kaufmann Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916777
Cusip 313916827

Federated is a registered mark of Federated Investors, Inc. 2004 ©Federated Investors, Inc.

28136 (2/04)

Federated Investors
World-Class Investment Manager

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2003

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

Financial Highlights -- Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2003	2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$11.71	$11.27	$10.72	$ 9.80	$10.00
Income From Investment Operations:
Net investment income	0.47 [2]	0.56 [2]	0.39	0.26	0.18
Net realized and unrealized gain (loss) on investments	0.06	0.43	0.46	0.76	(0.38)

TOTAL FROM INVESTMENT OPERATIONS	0.53	0.99	0.85	1.02	(0.20)

Less Distributions:
Distributions from net investment income	(0.40)	(0.40)	(0.27)	(0.10)	--
Distributions from net realized gain on investments	--	(0.15)	(0.03)	--	--

TOTAL DISTRIBUTIONS	(0.40)	(0.55)	(0.30)	(0.10)	--

Net Asset Value, End of Period	$11.84	$11.71	$11.27	$10.72	$ 9.80

Total Return[3]	4.65%	9.31%	8.01%	10.45%	(2.00)%

Ratios to Average Net Assets:

Expenses	0.70%	0.70%	0.70%	0.70%	0.68%[4]

Net investment income	3.98%	5.01%	5.64%	6.57%	6.11%[4]

Expense waiver/reimbursement[5]	0.26%	0.28%	0.30%	0.57%	2.82%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$575,848	$544,018	$287,686	$119,783	$18,622

Portfolio turnover	87%	101%	106%	65%	119%

1 Reflects operations for the period from April 28, 1999 (date of initial public investment) to December 31, 1999.

2 Based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2003	2002 [1]
Net Asset Value, Beginning of Period	$11.71	$10.85
Income From Investment Operations:
Net investment income	0.42 [2]	0.35 [2]
Net realized and unrealized gain on investments	0.08	0.51

TOTAL FROM INVESTMENT OPERATIONS	0.50	0.86

Less Distributions:
Distributions from net investment income	(0.39)	--

Net Asset Value, End of Period	$11.82	$11.71

Total Return[3]	4.44%	7.93%

Ratios to Average Net Assets:

Expenses	0.95%	0.95%[4]

Net investment income	3.60%	4.65%[4]

Expense waiver/reimbursement[5]	0.01%	0.03%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$44,837	$7,590

Portfolio turnover	87%	101%

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

The Federated Quality Bond Fund II returned 4.65% and 4.44%, respectively, for Primary Shares and Service Shares during the 12-month reporting period.1 By comparison, the fund underperformed its custom benchmark, the Lehman Brothers Credit Bond Index/Lehman Brothers Government/Credit Total Index (LBCB/LBGCT),2 returned 6.19% for the same period.

The fund's performance was positively impacted by a heavy allocation to corporate bonds (particularly BBB-rated corporates), which helped cushion performance to the effects of higher interest rates.3 The fund has been overweighted as compared to its benchmark in corporates. As of December 31, 2003 corporates amounted to 77.0% of the portfolio, an increase from 67.4% as of June 30, 2003. By comparison, the LBCB/LBGCT was around 70% in corporates as of December 31, 2003. BBB-rated exposure increased to 42.6% of the portfolio by year-end 2003.

Fund performance was negatively impacted by duration and security selection, while yield curve management had a neutral effect on performance.4 Duration was a negative influence as the fund saw outflows during the summer months at a time when interest rates were on the rise. In addition, several securities dragged down performance in 2003. Most notably, our position in Great Central Mining cost the fund about 0.60% in performance on poor selection. Other positions which had a much less negative effect were Kellogg, HCA, Kennametal, and a poorly executed allocation to Treasury Inflation Protection Securities or TIPS. Our overweighted positions in the Automotive sector and Telecom Wirelines, on the other hand, helped performance.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

2 The LBCB/LBGCT is a weighted index that combines components of the LBCB and the LBGCT. Figures shown for the index assume a constant weighting of 50% LBCB and 50% LBGCT throughout the period. These indexes are unmanaged and investments cannot be made in an index.

3 Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Average Annual Total Returns for the Period Ended 12/31/2003
1 Year	4.65%

Start of Performance (4/28/1999)	6.41%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II (the "Fund") from April 28, 1999 (start of performance) to December 31, 2003 compared to the Lehman Brothers Credit Bond Index/Lehman Brothers Government/Credit Total Index (LBCB/LBGCT),2 the Lehman Brothers Credit Bond Index (LBCB)2 and the Lehman Government/Credit Total Index (LBGCT).2

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCB/LBGCT, LBCB and LBGCT have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBCB/LBGCT, LBCB and LBGCT are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The LBCB is comprised of all publicly issued, fixed-rate, non-convertible, investment grade corporate debt. Issues are rated at least Baa by Moody's Investors Services or BBB by Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs) are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date. The indexes are unmanaged.

Average Annual Total Returns for the Period Ended 12/31/2003
1 Year	4.44%

Start of Performance (4/30/2002)	7.41%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II (the "Fund") from April 30, 2002 (start of performance) to December 31, 2003 compared to the Lehman Brothers Credit Bond Index/Lehman Brothers Government/Credit Total Index (LBCB/LBGCT),2 the Lehman Brothers Credit Bond Index (LBCB)2 and the Lehman Government/Credit Total Index (LBGCT).2

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCB/LBGCT, LBCB and LBGCT have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBCB/LBGCT, LBCB and LBGCT are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The LBCB is comprised of all publicly issued, fixed-rate, non-convertible, investment grade corporate debt. Issues are rated at least Baa by Moody's Investors Services or BBB by Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs) are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date. The indexes are unmanaged.

Portfolio of Investments

December 31, 2003

Principal Amount			Value
		ASSET-BACKED SECURITIES--1.5%
		Credit Card--0.3%
$1,250,000		MBNA Master Credit Card Trust 2000-A, Class A, 7.35%, 7/16/2007	$1,327,575
450,000		Prime Credit Card Master Trust 2000-1, Class A, 6.70%, 10/15/2009	481,176

		TOTAL	1,808,751

		Home Equity Loan--1.2%
4,000,000		Residential Asset Mortgage Products, Inc. 2003-RS11, Class AIIB, 1.47%, 12/25/2033	3,995,000
3,500,000		Residential Asset Securities Corp. 2003-KS11, Class AIIB, 1.44%, 1/25/2034	3,482,220

		TOTAL	7,477,220

		Manufactured Housing--0.0%
900,000		Green Tree Financial Corp. 1999-5, Class B1, 9.20%, 4/1/2031	58,923

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $10,097,115)	9,344,894

		COLLATERALIZED MORTGAGE OBLIGATIONS--1.9%
		Agency--1.9%
11,398,138		Federal National Mortgage Association, Series 2002-52, Class FG, 1.618%, 9/25/2032 (IDENTIFIED COST $11,391,014)	11,449,886

		CORPORATE BONDS--77.0%
		Basic Industry - Chemicals--0.2%
1,300,000		Praxair, Inc., 3.95%, 6/1/2013	1,214,200

		Basic Industry - Metals & Mining--2.5%
1,300,000		BHP Finance (USA), Inc., 4.80%, 4/15/2013	1,308,411
1,570,000		BHP Finance (USA), Inc., Unsecd. Note, 6.69%, 3/1/2006	1,711,347
2,137,000		Barrick Gold Corp., Deb., 7.50%, 5/1/2007	2,430,196
2,000,000		Inco Ltd., 5.70%, 10/15/2015	2,031,640
1,250,000		Noranda, Inc., 6.00%, 10/15/2015	1,285,562
3,975,000		Noranda, Inc., Deb., 8.125%, 6/15/2004	4,070,638
2,300,000		Thiokol Corp., Sr. Note, 6.625%, 3/1/2008	2,566,202

		TOTAL	15,403,996

		Basic Industry - Paper--1.9%
1,300,000		International Paper Co., 4.25%, 1/15/2009	1,306,019
500,000		Westvaco Corp., 7.65%, 3/15/2027	582,330
2,000,000		Westvaco Corp., Sr. Deb., 7.50%, 6/15/2027	2,284,560
2,100,000		Weyerhaeuser Co., Deb., 7.375%, 3/15/2032	2,277,135
5,000,000		Weyerhaeuser Co., Note, 5.50%, 3/15/2005	5,204,400

		TOTAL	11,654,444

		Capital Goods - Aerospace & Defense--2.5%
750,000		Boeing Capital Corp., 5.65%, 5/15/2006	799,395
3,000,000		Boeing Capital Corp., Sr. Note, 7.10%, 9/27/2005	3,244,200
1,500,000		Boeing Co., Deb., 8.75%, 9/15/2031	1,986,540
4,000,000		Lockheed Martin Corp., Note, 8.20%, 12/1/2009	4,851,320
1,000,000		Raytheon Co., Note, 6.75%, 8/15/2007	1,106,330
2,000,000		Raytheon Co., Unsecd. Note, 5.375%, 4/1/2013	2,003,060
1,800,000		Rockwell Collins, Unsecd. Note, 4.75%, 12/1/2013	1,793,790

		TOTAL	15,784,635

Principal Amount			Value
		CORPORATE BONDS--continued
		Capital Goods - Building Materials--0.9%
$1,430,000		CRH America, Inc., 5.30%, 10/15/2013	$1,445,644
3,700,000		Masco Corp., Note, 5.875%, 7/15/2012	3,969,508

		TOTAL	5,415,152

		Capital Goods - Diversified Manufacturing--2.0%
1,600,000		Emerson Electric Co., 4.50%, 5/1/2013	1,562,800
4,500,000	[1]	Hutchison Whampoa Ltd., 6.50%, 2/13/2013	4,687,425
2,750,000		Kennametal, Inc., 7.20%, 6/15/2012	2,943,325
3,000,000		Tyco International Group, Company Guarantee, 6.375%, 2/15/2006	3,197,940

		TOTAL	12,391,490

		Capital Goods - Environmental--1.7%
3,000,000		Republic Services, Inc., Note, 6.75%, 8/15/2011	3,354,780
4,000,000		Waste Management Inc., Note, 7.00%, 10/15/2006	4,419,640
2,575,000		Waste Management Inc., Sr. Note, 7.125%, 10/1/2007	2,887,399

		TOTAL	10,661,819

		Communications - Media & Cable--3.5%
2,000,000		British Sky Broadcasting Group PLC, 8.20%, 7/15/2009	2,383,780
2,000,000		British Sky Broadcasting Group PLC, Unsecd. Note, 7.30%, 10/15/2006	2,231,320
5,000,000		Comcast Corp., 6.50%, 1/15/2015	5,437,700
700,000		Comcast Corp., 7.05%, 3/15/2033	756,280
1,125,000		Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013	1,285,425
2,000,000		Cox Communications, Inc., 7.125%, 10/1/2012	2,306,120
2,000,000		Cox Communications, Inc., 7.75%, 8/15/2006	2,241,080
3,400,000		Cox Communications, Inc., Medium Term Note, 6.69%, 9/20/2004	3,522,332
1,700,000		Grupo Televisa S.A., Note, 8.00%, 9/13/2011	1,906,125

		TOTAL	22,070,162

		Communications - Media Noncable--3.1%
2,000,000		Clear Channel Communications, Inc., 3.125%, 2/1/2007	2,007,200
2,000,000		Clear Channel Communications, Inc., 6.00%, 11/1/2006	2,166,160
2,000,000		News America Holdings, Inc., Note, 8.15%, 10/17/2036	2,458,260
2,000,000		News America Holdings, Inc., Sr. Deb., 9.25%, 2/1/2013	2,581,780
2,250,000		News America Holdings, Inc., Sr. Note, 8.50%, 2/15/2005	2,415,712
1,935,000		Reed Elsevier, Inc., 6.75%, 8/1/2011	2,186,589
4,600,000		Univision Communications, Inc., 7.85%, 7/15/2011	5,438,718

		TOTAL	19,254,419

		Communications - Telecom Wireless--1.0%
5,000,000		AT&T Wireless Services, Inc., 6.875%, 4/18/2005	5,322,850
500,000		AT&T Wireless Services, Inc., 8.75%, 3/1/2031	615,900

		TOTAL	5,938,750

		Communications - Telecom Wirelines--4.4%
3,500,000		CenturyTel, Inc., 8.375%, 10/15/2010	4,279,240
3,000,000		Citizens Communications Co., 7.625%, 8/15/2008	3,304,230
1,000,000		Citizens Communications Co., Unsecd. Note, 9.25%, 5/15/2011	1,182,520
3,000,000		Deutsche Telekom International Finance BV, 5.25%, 7/22/2013	3,019,200
1,900,000		Sprint Capital Corp., 6.375%, 5/1/2009	2,040,543
Principal Amount			Value
		CORPORATE BONDS--continued
		Communications - Telecom Wirelines--continued
$2,000,000		Sprint Capital Corp., Company Guarantee, 6.125%, 11/15/2008	$2,125,460
1,100,000		Sprint Capital Corp., Company Guarantee, 7.625%, 1/30/2011	1,256,167
750,000		Telecom de Puerto Rico, Note, 6.65%, 5/15/2006	816,487
1,600,000	[1]	Telefonos de Mexico, 4.50%, 11/19/2008	1,609,024
2,000,000		Verizon Global Funding, 7.75%, 6/15/2032	2,347,000
3,000,000		Verizon Global Funding, Note, 4.00%, 1/15/2008	3,050,550
2,000,000		Verizon Global Funding, Note, 6.75%, 12/1/2005	2,168,920

		TOTAL	27,199,341

		Consumer Cyclical - Automotive--5.5%
4,000,000		DaimlerChrysler North America Holding Corp., 2.17%, 8/8/2006	3,997,480
3,000,000		DaimlerChrysler North America Holding Corp., 6.50%, 11/15/2013	3,159,570
2,000,000		Delphi Auto Systems Corp., 6.125%, 5/1/2004	2,025,660
695,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	699,038
1,300,000		Ford Motor Credit Co., 7.00%, 10/1/2013	1,368,939
5,250,000		Ford Motor Credit Co., Note, 7.375%, 10/28/2009	5,723,812
1,850,000		General Motors Acceptance Corp., 4.50%, 7/15/2006	1,901,707
900,000		General Motors Acceptance Corp., 7.50%, 7/15/2005	966,150
6,000,000		General Motors Acceptance Corp., 8.00%, 11/1/2031	6,624,720
5,000,000		General Motors Corp., Note, 7.20%, 1/15/2011	5,469,600
200,000		General Motors Corp., Note, 9.45%, 11/1/2011	240,866
1,800,000	[1]	Harley Davidson, Inc., 3.625%, 12/15/2008	1,800,342

		TOTAL	33,977,884

		Consumer Cyclical - Entertainment--2.5%
3,000,000		AOL Time Warner, Inc., 5.625%, 5/1/2005	3,144,000
3,000,000		AOL Time Warner, Inc., Bond, 7.70%, 5/1/2032	3,495,030
3,100,000	[1]	Carnival Corp., 3.75%, 11/15/2007	3,110,075
5,850,000		International Speedway Corp., 7.875%, 10/15/2004	6,105,177

		TOTAL	15,854,282

		Consumer Cyclical - Retailers--1.8%
3,600,000		CVS Corp., 5.625%, 3/15/2006	3,861,108
3,000,000		Federated Department Stores, Inc., 6.625%, 4/1/2011	3,370,260
2,200,000		Neiman-Marcus Group, Inc., Sr. Deb., 7.125%, 6/1/2028	2,432,166
1,000,000		Target Corp., 5.875%, 3/1/2012	1,085,120
295,000		Target Corp., Unsecd. Note, 7.50%, 8/15/2010	349,537

		TOTAL	11,098,191

		Consumer Non - Cyclical - Consumer Products--0.9%
4,850,000		Alberto-Culver Co., Unsecd. Note, 8.25%, 11/1/2005	5,364,876

		Consumer Non - Cyclical - Food/Beverage--1.8%
2,600,000		Anheuser-Busch Cos., Inc., 4.95%, 1/15/2014	2,623,816
1,500,000		Anheuser-Busch Cos., Inc., Sr. Note, 7.10%, 6/15/2007	1,539,150
1,385,000		Diageo Finance BV, Unsecd. Note, 3.00%, 12/15/2006	1,395,498
2,500,000		General Mills, Inc., Unsecd. Note, 2.625%, 10/24/2006	2,487,875
2,500,000		Kellogg Co., 7.45%, 4/1/2031	2,961,375

		TOTAL	11,007,714

Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Non - Cyclical - Healthcare--2.1%
$3,000,000		Anthem, Inc., 6.80%, 8/1/2012	$3,402,960
2,250,000		Becton, Dickinson & Co., 4.55%, 4/15/2013	2,211,165
2,000,000		HCA Inc., Sr. Note, 6.95%, 5/1/2012	2,149,800
2,100,000		UnitedHealth Group, Inc., 3.30%, 1/30/2008	2,089,290
2,750,000		UnitedHealth Group, Inc., 7.50%, 11/15/2005	3,018,125

		TOTAL	12,871,340

		Consumer Non - Cyclical - Pharmaceuticals--0.4%
570,000		Wyeth, 6.45%, 2/1/2024	582,152
1,630,000		Wyeth, 6.50%, 2/1/2034	1,668,142

		TOTAL	2,250,294

		Consumer Non - Cyclical - Supermarkets--1.0%
1,950,000		Kroger Co., 7.25%, 6/1/2009	2,220,465
2,000,000		Kroger Co., 7.50%, 4/1/2031	2,294,260
1,600,000		Safeway, Inc., Note, 7.25%, 9/15/2004	1,661,328

		TOTAL	6,176,053

		Consumer Non - Cyclical - Tobacco--0.1%
750,000		Altria Group, Inc., 5.625%, 11/4/2008	770,010

		Educational--0.0%
250,000		Boston University, 7.625%, 7/15/2097	294,590

		Energy - Independent--1.4%
650,000		Anadarko Petroleum Corp., Unsecd. Note, 7.00%, 10/15/2006	726,648
500,000		Apache Finance Pty Ltd., Sr. Note, 7.00%, 3/15/2009	568,525
1,700,000		Devon Financing Corp., 7.875%, 9/30/2031	2,026,621
1,200,000	[1]	EOG Co. of Canada, Company Guarantee, Series 144A, 7.00%, 12/1/2011	1,349,100
1,000,000		Occidental Petroleum Corp., Sr. Note, 7.65%, 2/15/2006	1,105,470
2,500,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	2,968,750

		TOTAL	8,745,114

		Energy - Integrated--3.0%
2,000,000		Conoco, Inc., 6.35%, 10/15/2011	2,241,800
1,250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	1,476,213
7,500,000		Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	8,154,300
2,350,000		Petro-Canada, Bond, 5.35%, 7/15/2033	2,089,103
3,485,000		Tosco Corp., 8.125%, 2/15/2030	4,435,394

		TOTAL	18,396,810

		Energy - Refining--1.1%
2,000,000		Valero Energy Corp., 7.375%, 3/15/2006	2,181,900
4,250,000		Valero Energy Corp., 7.50%, 4/15/2032	4,687,113

		TOTAL	6,869,013

		Financial Institution -- Banking--4.6%
2,500,000		Astoria Financial Corp., Note, 5.75%, 10/15/2012	2,579,325
1,500,000		BB&T Corp., 5.20%, 12/23/2015	1,496,160
3,000,000		Bank of America Corp., 3.875%, 1/15/2008	3,055,770
2,275,000	[1]	Barclays Bank PLC, Bond, 8.55%, 9/29/2049	2,768,357
3,000,000		Citigroup, Inc., Sr. Note, 6.75%, 12/1/2005	3,259,830
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution -- Banking--continued
$675,000		City National Bank, Sub. Note, 6.375%, 1/15/2008	$734,299
1,500,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	1,701,660
2,550,000		Crestar Financial Corp., Sub. Note, 8.75%, 11/15/2004	2,710,752
3,500,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	3,705,135
2,300,000		Hudson United Bancorp, 7.00%, 5/15/2012	2,568,916
285,000		PNC Funding Corp., Sub. Note, 6.875%, 7/15/2007	317,980
2,700,000		Union Planters Corp., 4.375%, 12/1/2010	2,685,069
250,000		Wachovia Bank N.A., Sr. Note, 4.85%, 7/30/2007	265,568
800,000		Washington Mutual Finance Corp., Sr. Note, 5.85%, 1/27/2004	802,224

		TOTAL	28,651,045

		Financial Institution - Brokerage--4.0%
5,530,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	5,839,957
4,000,000		Bear Stearns Cos., Inc., Sr. Note, 7.625%, 2/1/2005	4,255,920
575,000		Citigroup Global Markets, Note, 7.20%, 2/1/2004	577,777
1,000,000		Goldman Sachs Group, Inc., 6.125%, 2/15/2033	1,006,270
1,500,000		Goldman Sachs Group, Inc., Note, Series MTNB, 7.35%, 10/1/2009	1,752,465
1,270,000		Lehman Brothers Holdings, Inc., 7.50%, 9/1/2006	1,430,934
2,750,000		Lehman Brothers Holdings, Inc., 7.875%, 8/15/2010	3,275,718
2,000,000		Merrill Lynch & Co., Inc., Note, 7.375%, 5/15/2003	2,207,020
4,200,000		Morgan Stanley Group, Inc., 5.30%, 3/1/2013	4,260,480

		TOTAL	24,606,541

		Financial Institution - Finance Noncaptive--2.6%
1,750,000		American Express Co., 3.75%, 11/20/2007	1,780,398
3,000,000		Capital One Financial Corp., Note, 7.125%, 8/1/2008	3,265,830
1,000,000		General Electric Capital Corp., 7.25%, 5/3/2004	1,019,870
1,000,000		General Electric Capital Corp., Note, Series MTN, 6.75%, 3/15/2032	1,108,080
3,000,000		MBNA America Bank, N.A., Bank Note, 5.375%, 1/15/2008	3,224,070
3,000,000		MBNA America Bank, N.A., Sr. Note, Series BKNT, 6.50%, 6/20/2006	3,263,700
2,500,000		SLM Corporation, 5.625%, 4/10/2007	2,698,075

		TOTAL	16,360,023

		Financial Institution - Insurance - Life--1.7%
1,800,000		AXA Financial, Inc., Note, 6.50%, 4/1/2008	1,989,756
500,000		AXA Financial, Inc., Sr. Note, 7.75%, 8/1/2010	588,120
1,000,000		AXA-UAP, Sub. Note, 8.60%, 12/15/2030	1,262,990
2,000,000	[1]	Pacific LifeCorp., Bond, 6.60%, 9/15/2033	2,098,160
625,000		Principal Financial Group, 6.125%, 10/15/2033	628,919
3,500,000		Prudential Financial, Inc., 5.75%, 7/15/2033	3,282,195
700,000	[1]	Reinsurance Group of America, Sr. Note, 7.25%, 4/1/2006	764,239
250,000	[1]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	263,623

		TOTAL	10,878,002

		Financial Institution - Insurance - P&C--2.1%
2,500,000		Allstate Corp., 6.125%, 12/15/2032	2,548,125
1,500,000	[1]	MBIA Global Funding LLC, 2.875%, 11/30/2006	1,505,085
250,000		MBIA Insurance Corp., Sr. Deb., 6.625%, 10/1/2028	262,100
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Insurance - P&C--continued
$1,445,000		Marsh & McLennan Cos., Inc., Sr. Note, 7.125%, 6/15/2009	$1,660,652
1,900,000	[1]	Oil Insurance Ltd., Sub. Deb., 5.15%, 8/15/2033	1,921,584
500,000		St. Paul Cos., Inc., 5.75%, 3/15/2007	538,510
4,000,000		Travelers Property Casualty Corp., Sr. Note, 5.00%, 3/15/2013	3,993,440
400,000		USF&G Corp., Company Guarantee, 8.47%, 1/10/2027	439,888

		TOTAL	12,869,384

		Financial Institution--Other--1.4%
3,500,000	[1]	FMR Corp., 7.57%, 6/15/2029	4,249,140
1,000,000		Franklin Resources, Inc., 3.70%, 4/15/2008	1,003,270
2,950,000		Waddell & Reed Financial, Inc., 7.50%, 1/18/2006	3,202,048

		TOTAL	8,454,458

		Financial Institution -- REITs--2.7%
4,000,000		Archstone-Smith Trust, 5.00%, 8/15/2007	4,204,360
3,150,000		EOP Operating LP, 7.75%, 11/15/2007	3,588,669
1,600,000		Rouse Co., 5.375%, 11/26/2013	1,593,936
4,670,000		Simon Property Group, Inc., 6.35%, 8/28/2012	5,059,104
2,000,000		Simon Property Group, Inc., 6.375%, 11/15/2007	2,172,020

		TOTAL	16,618,089

		Foreign-Local Government--1.1%
6,200,000		Hydro Quebec, Sr. Deb., 6.30%, 5/11/2011	7,007,984

		Sovereign--1.1%
500,000		Sweden, Government of, Deb., 10.25%, 11/1/2015	652,040
3,400,000		United Mexican States, 6.625%, 3/3/2015	3,531,750
2,600,000		United Mexican States, 7.50%, 4/8/2033	2,713,750

		TOTAL	6,897,540

		Technology--1.9%
2,375,000		Computer Sciences Corp., 7.375%, 6/15/2011	2,783,144
1,500,000		Dell Computer Corp., Deb., 7.10%, 4/15/2028	1,740,285
2,588,000		First Data Corp., 4.70%, 11/1/2006	2,726,122
3,150,000		IBM Corp., 4.875%, 10/1/2006	3,338,055
1,250,000		Unisys Corp., 8.125%, 6/1/2006	1,359,375

		TOTAL	11,946,981

		Transportation - Airlines--1.5%
58,505		Continental Airlines, Inc., Pass Thru Cert., 7.73%, 3/15/2011	49,144
2,000,000		Delta Air Lines, Inc., Pass Thru Cert., 6.417%, 1/2/2014	2,123,300
450,000		Delta Air Lines, Inc., Pass Thru Cert., 7.92%, 11/18/2010	406,125
681,923		Northwest Airlines Corp., Equip. Trust, 8.072%, 10/1/2019	747,592
5,290,000		Southwest Airlines Co., 6.50%, 3/1/2012	5,764,090
200,000		United Air Lines, Pass Thru Cert., 7.73%, 7/1/2010	164,500

		TOTAL	9,254,751

		Transportation - Railroads--0.7%
221,077		Burlington Northern Santa Fe, Pass Thru Cert., 7.57%, 1/2/2021	264,897
4,000,000		Canadian Pacific RR, 6.25%, 10/15/2011	4,413,040

		TOTAL	4,677,937

Principal Amount			Value
		CORPORATE BONDS--continued
		Transportation - Services--0.8%
$4,725,000		Hertz Corp., 4.70%, 10/2/2006	$4,790,914
350,000		Hertz Corp., Note, 7.625%, 8/15/2007	385,658

		TOTAL	5,176,572

		Utility - Electric--5.5%
1,400,000		Alabama Power Co., 4.70%, 12/1/2010	1,418,382
3,000,000		Alabama Power Co., 5.50%, 10/15/2017	3,113,730
4,600,000		American Electric Power Co., Inc., Note, 6.125%, 5/15/2006	4,943,344
3,000,000		Arizona Public Service Co., 6.375%, 10/15/2011	3,260,760
5,000,000		Duke Energy Corp., Note, 6.25%, 1/15/2012	5,391,550
1,000,000		Florida Power & Light Co., 1st Mtg. Bond, 6.00%, 6/1/2008	1,092,250
1,550,000	[1]	Israel Electric Corp. Ltd., 7.95%, 5/30/2011	1,751,221
100,000	[1]	Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026	106,354
4,500,000		MidAmerican Energy Co., Unsecd. Note, 6.75%, 12/30/2031	4,945,275
1,000,000		Oncor, Inc., Deb., 7.00%, 9/1/2022	1,091,130
325,000		Oncor, Inc., Sec. Fac. Bond, 6.375%, 5/1/2012	357,581
2,000,000		PSEG Power LLC, 6.875%, 4/15/2006	2,185,360
3,750,000		PSEG Power LLC, Company Guarantee, 7.75%, 4/15/2011	4,424,663

		TOTAL	34,081,600

		TOTAL CORPORATE BONDS (IDENTIFIED COST $461,590,482)	478,145,486

		GOVERNMENT AGENCIES--1.3%
		Federal Farm Credit System--0.5%
3,000,000		2.375%, 10/2/2006	2,989,260

		Federal National Mortgage Association--0.8%
5,000,000		5.00%, 1/20/2007	5,010,300

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $7,991,531)	7,999,560

		MORTGAGE-BACKED SECURITIES--1.4%
		Federal Home Loan Mortgage Corporation--0.0%
68,589		6.50%, 4/1/2015	72,918
29,217		8.00%, 9/1/2030	31,582

		TOTAL	104,500

		Federal National Mortgage Association--1.4%
708,702		6.50%, 7/1/2016	753,436
781,466		6.50%, 8/1/2016	830,792
1,206,823		6.50%, 8/1/2016	1,282,997
654,681		6.50%, 3/1/2029	686,394
438,144		6.50%, 6/1/2029	459,367
2,517,613		6.50%, 8/1/2029	2,639,566
571,511		6.50%, 11/1/2031	597,943
1,004,409		6.50%, 5/1/2032	1,050,552

		TOTAL	8,301,047

Principal Amount or Shares			Value
		MORTGAGE-BACKED SECURITIES--continued
		Government National Mortgage Association--0.0%
$68,770		8.00%, 8/15/2029	$74,573
4,529		8.00%, 9/15/2030	4,919

		TOTAL	79,492

		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $8,317,434)	8,485,039

		MUNICIPALS--0.1%
		Consumer Cyclical -- Services--0.1%
625,000		Harvard University, Revenue Bonds, 8.125% Bonds, 4/15/2007 (IDENTIFIED COST $666,907)	725,669

		U.S. TREASURY--2.4%
15,000,000		United States Treasury Note, 1.875%, 12/31/2005 (IDENTIFIED COST $15,012,873)	15,011,700

		PREFERRED STOCK--0.1%
		Financial Institution - Banking--0.1%
5,000		Citigroup, Inc., Cumulative Pfd., (Series F) (IDENTIFIED COST $238,830)	275,469

		REPURCHASE AGREEMENT--13.3%
$82,755,000		Interest in $800,000,000 joint repurchase agreement with Greenwich Capital Markets, Inc., 1.03%, dated 12/31/2003, to be repurchased at $82,759,735 on 1/2/2004, collateralized by U.S. Government Agency Obligations with various maturities to 2/25/2042 (AT AMORTIZED COST)	82,755,000

		TOTAL INVESTMENTS--99.0% (IDENTIFIED COST $598,061,186)[2]	614,192,703

		OTHER ASSETS AND LIABILITIES -- NET--1.0%	6,492,406

		TOTAL NET ASSETS--100%	$620,685,109

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At December 31, 2003, these securities amounted to $27,983,729 which represents 4.5% of total net assets.

2 The cost of investments for federal tax purposes amounts to $598,061,186.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2003.

The following acronyms are used throughout this portfolio:

MBIA	--Municipal Bond Investors Assurance
MTN	--Medium Term Note
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in repurchase agreements	$82,755,000
Investments in securities	531,437,703

Total investments in securities, at value (identified cost $598,061,186)		$614,192,703
Cash		326
Income receivable		7,103,095
Receivable for shares sold		107,491

TOTAL ASSETS		621,403,615

Liabilities:
Payable for shares redeemed	668,597
Payable for custodian fees	5,426
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	4,604
Payable for portfolio accounting fees (Note 5)	13,326
Payable for distribution services fee (Note 5)	9,180
Accrued expenses	17,373

TOTAL LIABILITIES		718,506

Net assets for 52,427,348 shares outstanding		$620,685,109

Net Assets Consist of:
Paid in capital		$574,313,637
Net unrealized appreciation of investments		16,131,517
Accumulated net realized gain on investments		5,452,056
Undistributed net investment income		24,787,899

TOTAL NET ASSETS		$620,685,109

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$575,848,063 ÷ 48,632,431 shares outstanding		$11.84

Service Shares:
$44,837,046 ÷ 3,794,917 shares outstanding		$11.82

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2003

Investment Income:
Dividends			$15,913
Interest (including income on securities loaned $1,320)			29,246,552

TOTAL INCOME			29,262,465

Expenses:
Investment adviser fee (Note 5)		$3,754,073
Administrative personnel and services fee (Note 5)		475,399
Custodian fees		31,698
Transfer and dividend disbursing agent fees and expenses (Note 5)		36,613
Directors'/Trustees' fees		3,621
Auditing fees		13,474
Legal fees		4,302
Portfolio accounting fees (Note 5)		130,467
Distribution services fee--Service Shares (Note 5)		63,786
Shareholder services fee--Primary Shares ((Note 5)		1,500,411
Printing and postage		11,075
Insurance premiums		2,543
Miscellaneous		3,603

TOTAL EXPENSES		6,031,065

Waivers (Note 5):
Waiver of investment adviser fee	$(52,609)
Waiver of administrative personnel and services fee	(3,848)
Waiver of shareholder services fee--Primary Shares	(1,500,411)

TOTAL WAIVERS		(1,556,868)

Net expenses			4,474,197

Net investment income			24,788,268

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			9,900,524
Net change in unrealized appreciation of investments			(7,972,714)

Net realized and unrealized gain on investments			1,927,810

Change in net assets resulting from operations			$26,716,078

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$24,788,268	$20,538,925
Net realized gain (loss) on investments	9,900,524	(4,394,906)
Net change in unrealized appreciation/depreciation of investments	(7,972,714)	23,314,575

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	26,716,078	39,458,594

Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(20,059,629)	(11,762,370)
Service Shares	(503,173)	--
Distributions from net realized gain on investments
Primary Shares	--	(4,396,723)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(20,562,802)	(16,159,093)

Share Transactions:
Proceeds from sale of shares	205,555,454	313,749,510
Net asset value of shares issued to shareholders in payment of distributions declared	20,562,794	16,159,090
Cost of shares redeemed	(163,194,283)	(89,286,567)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	62,923,965	240,622,033

Change in net assets	69,077,241	263,921,534

Net Assets:
Beginning of period	551,607,868	287,686,334

End of period (including undistributed net investment income of $24,787,899 and $20,565,558, respectively)	$620,685,109	$551,607,868

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2003

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end, regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is in cash or invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates. As of December 31, 2003, there were no securities on loan.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in capital stock were as follows:

Year Ended December 31	2003		2002
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	13,976,542	$164,204,937	27,277,669	$305,726,535
Shares issued to shareholders in payment of distributions declared	1,767,368	20,059,627	1,513,023	16,159,090
Shares redeemed	(13,552,903)	(158,154,121)	(7,874,120)	(88,590,423)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	2,191,007	$26,110,443	20,916,572	$233,295,202

Year Ended December 31	2003		2002[1]
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	3,535,850	$41,350,517	709,114	$8,022,975
Shares issued to shareholders in payment of distributions declared	44,332	503,167	--	--
Shares redeemed	(433,263)	(5,040,162)	(61,116)	(696,144)

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	3,146,919	$36,813,522	647,998	$7,326,831

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	5,337,926	$62,923,965	21,564,570	$240,622,033

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for book and tax differences.

For the year ended December 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Gain
$(3,125)	$3,125

Net investment income (loss), net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Ordinary income[1]	$20,562,802	$15,266,628

Long-term capital gains	$--	$893,363

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$24,787,899

Undistributed long-term capital gains	$5,452,056

Unrealized appreciation	$16,131,517

At year end, there was no significant differences between GAAP basis and tax basis of components of net assets.

At December 31, 2003, the cost of investments for federal tax purposes was $598,061,186. The net unrealized appreciation of investments for federal tax purposes was $16,131,517. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $19,241,400 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,109,883.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services ("FAS"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Service Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below.

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended December 31,2003, the fees paid to FAS and FServ were $392,294 and $79,257 respectively, after voluntary waiver, if applicable.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the daily net assets of the Fund to finance activities intended to result in the sale of the Fund's Primary Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund's Primary Shares and Service Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Service Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2003, were as follows:

Purchases	$348,657,200

Sales	$215,183,382

7. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations have been filed, and others may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
SHAREHOLDERS OF FEDERATED QUALITY BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Quality Bond Fund II, a portfolio of Federated Insurance Series (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Quality Bond Fund II as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2004

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises 12 portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated Quality Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916884
Cusip 313916785

Federated is a registered mark of Federated Investors, Inc. 2004 ©Federated Investors, Inc.

G00433-14 (2/04)

Federated Investors
World-Class Investment Manager

Federated Total Return Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2003	2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$ 9.94	$9.62	$9.46	$10.37	$10.00
Income From Investment Operations:
Net investment income	0.48 [2]	0.46 [2]	0.69 [3]	0.86	0.38
Net realized and unrealized gain (loss) on investments	(0.15)	0.35	0.17 [3]	(0.50)	(0.01)

TOTAL FROM INVESTMENT OPERATIONS	0.33	0.81	0.86	0.36	0.37

Less Distributions:
Distributions from net investment income	(0.00)[4]	(0.49)	(0.70)	(1.26)	--
Distributions from net realized gain on investments	--	--	--	(0.01)	--

TOTAL DISTRIBUTIONS	(0.00)[4]	(0.49)	(0.70)	(1.27)	--

Net Asset Value, End of Period	$10.27	$9.94	$9.62	$ 9.46	$10.37

Total Return[5]	3.34%	8.43%	9.19%	3.56%	3.70%

Ratios to Average Net Assets:

Expenses	0.85%	0.85%	0.85%	0.85%	0.85%[6]

Net investment income	4.78%	4.61%	6.98%[3]	8.77%	7.89%[6]

Expense waiver/reimbursement[7]	4.04%	4.76%	1.33%	1.45%	1.73%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$5,895	$4,959	$7,546	$16,024	$16,159

Portfolio turnover	112%	251%	122%	62%	4%

1 Reflects operations for the period July 7, 1999 (date of initial public investment) to December 31, 1999.

2 Based on average shares outstanding.

3 Effective January 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03, and decrease the ratio of net investment income to average net assets from 7.36% to 6.98%.. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

The Federated Total Return Bond Fund II generated a 3.34%1 positive return for the calendar year 2003, versus a 4.10% return over the same period for its benchmark, the Lehman Brothers Aggregate Bond Index.2 Three primary factors materially affected the fund's performance versus its benchmark over the reporting period. First, the fund had a barbelled maturity structure, in anticipation of a strengthening economy and flattening yield curve. Although the economy rebounded, the shape of the yield curve did not change to the degree anticipated. Similarly, the fund was modestly underweight in corporate spread duration, in anticipation of a rise in interest rates.3 This also turned out to be a slight drag on performance since the increase in interest rates over the reporting period was less than the fund anticipated. Finally, specific security selection cost some performance. Most notably, our positions in Great Central Mining Company and a Greentree Financial asset-backed security suffered significant price declines, which collectively totaled more than the underperformance relative to the benchmark. On the other hand our overweight position in individual long-duration corporate bonds, including Axa Financial, Husky Oil and Ford Motor positively contributed to Fund performance over the reporting period.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

2 Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made in an index.

3 Duration is a measure of security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Average Annual Total Returns for the Period Ended December 31, 2003
One Year	3.34%
Start of Performance (7/8/1999)	6.28%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Total Return Bond Fund II (the "Fund") from July 8, 1999 (start of performance) to December 31, 2003 compared to the Lehman Brothers Aggregate Bond Index (LBAB),2,3 the Lehman Brothers Government/Corporate Total Index (LBGCT)2,3 and the Lipper Intermediate Investment Grade Debt Category Average (LIIGDCA).4

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB, LBGCT and the LIIGDCA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LBAB and LBGCT are not adjusted to reflect taxes, sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date. The indexes are unmanaged.

3 The Fund's investment adviser changed its benchmark index to LBAB from the LBGCT because it is more reflective of the Fund's current investment strategy.

4 The LIIGDCA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2003

Principal Amount			Value
		ASSET-BACKED SECURITIES--0.1%
		Manufactured Housing--0.1%
$100,000		Green Tree Financial Corp. 1999-5, Class B1, 9.20%, 4/1/2031 (IDENTIFIED COST $99,750)	$6,547

		CORPORATE BONDS--26.6%
		Basic Industry - Metals & Mining--0.2%
10,000		BHP Finance (USA), Inc., Unsecd. Note, 6.69%, 3/1/2006	10,900

		Basic Industry - Paper--1.9%
50,000		Westvaco Corp., 7.65%, 3/15/2027	58,233
50,000		Westvaco Corp., Sr. Deb., 7.50%, 6/15/2027	57,114

		TOTAL	115,347

		Capital Goods - Building Materials--0.2%
10,000		Masco Corp., Note, 6.75%, 3/15/2006	10,898

		Capital Goods - Environmental--1.8%
100,000		Waste Management Inc., Sr. Note, 7.00%, 10/1/2004	103,676

		Communications - Media & Cable--1.8%
50,000		British Sky Broadcasting Group PLC, Unsecd. Note, 7.30%, 10/15/2006	55,783
10,000		Comcast Corp., 6.375%, 1/30/2006	10,767
35,000		Continental Cablevision, Sr. Deb., 8.875%, 9/15/2005	38,607

		TOTAL	105,157

		Communications - Media Noncable--2.0%
50,000		News America Holdings, Inc., Company Guarantee, 8.00%, 10/17/2016	60,685
50,000		Univision Communications, Inc., 7.85%, 7/15/2011	59,117

		TOTAL	119,802

		Communications - Telecom Wireless--0.7%
33,000		Tritel PCS, Inc., Sr. Sub. Note, 10.375%, 1/15/2011	39,778

		Communications - Telecom Wirelines--0.8%
35,000		Telecom de Puerto Rico, Note, 6.65%, 5/15/2006	38,103
10,000	[1]	Telefonos de Mexico, 4.50%, 11/19/2008	10,056

		TOTAL	48,159

		Consumer Cyclical - Automotive--4.6%
20,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	20,116
50,000		Ford Motor Credit Co., 7.00%, 10/1/2013	52,651
50,000		Ford Motor Credit Co., Global Bond, 6.875%, 2/1/2006	53,327
20,000		General Motors Acceptance Corp., 4.50%, 7/15/2006	20,559
65,000		General Motors Acceptance Corp., 8.00%, 11/1/2031	71,768
50,000		General Motors Acceptance Corp., Note, 6.75%, 1/15/2006	53,564

		TOTAL	271,985

		Consumer Cyclical - Entertainment--2.0%
100,000		International Speedway Corp., 7.875%, 10/15/2004	104,362
10,000		Time Warner, Inc., Deb., 8.11%, 8/15/2006	11,318

		TOTAL	115,680

Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Cyclical - Retailers--0.2%
$10,000		Neiman-Marcus Group, Inc., Sr. Deb., 7.125%, 6/1/2028	$11,055

		Consumer Non - Cyclical--Consumer Products--0.2%
10,000		Alberto-Culver Co., Unsecd. Note, 8.25%, 11/1/2005	11,062

		Consumer Non - Cyclical--Healthcare--0.2%
15,000		UnitedHealth Group, Inc., 3.30%, 1/30/2008	14,924

		Consumer Non - Cyclical--Pharmaceuticals--0.2%
10,000		Wyeth, 6.50%, 2/1/2034	10,234

		Energy - Independent--0.2%
10,000		Norcen Energy Resources, Inc., Deb., 7.375%, 5/15/2006	11,121

		Energy - Refining--0.5%
25,000		Valero Energy Corp., 7.50%, 4/15/2032	27,571

		Financial Institution - Banking--3.6%
100,000		Crestar Financial Corp., Sub. Note, 8.75%, 11/15/2004	106,304
100,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	105,861

		TOTAL	212,165

		Financial Institution - Brokerage--3.0%
50,000		Goldman Sachs Group, Inc., 6.125%, 2/15/2033	50,313
15,000		Lehman Brothers Holdings, Inc., 7.50%, 9/1/2006	16,901
100,000		Waddell & Reed Financial, Inc., 7.50%, 1/18/2006	108,544

		TOTAL	175,758

		Financial Institution - Finance Noncaptive--0.8%
50,000		General Electric Co., Note, 5.00%, 2/1/2013	50,527

		Foreign-Local Government--0.4%
20,000		Hydro Quebec, Sr. Deb., 6.30%, 5/11/2011	22,606

		Sovereign--0.4%
25,000		United Mexican States, 6.625%, 3/3/2015	25,969

		Technology--0.2%
10,000		IBM Corp., Deb., 8.375%, 11/1/2019	13,152

		Transportation Services--0.4%
25,000		Hertz Corp., 4.70%, 10/2/2006	25,349

		Utility - Electric--0.3%
15,000		American Electric Power Co., Inc., Note, 6.125%, 5/15/2006	16,120

		TOTAL CORPORATE BONDS (IDENTIFIED COST $1,529,198)	1,568,995

		INTERNATIONAL CORPORATE BONDS--7.8%
		BERMUDA --0.2%
		Capital Goods - Diversified Manufacturing--0.2%
10,000		Tyco International Group, Company Guarantee, 6.375%, 2/15/2006	10,660

		BRITISH VIRGIN ISLANDS--0.9%
		Capital Goods - Diversified Manufacturing--0.9%
50,000	[1]	Hutchison Whampoa Ltd., 6.50%, 2/13/2013	52,082

		CANADA--3.7%
		Basic Industry - Metals & Mining--1.7%
100,000		Noranda, Inc., Deb., 8.125%, 6/15/2004	102,406

Principal Amount or Shares			Value
		INTERNATIONAL CORPORATE BONDS--continued
		CANADA--continued
		Energy - Integrated--2.0%
$100,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	$118,097

		TOTAL CANADA	220,503

		FRANCE--1.1%
		Financial Institution - Insurance - Life--1.1%
50,000		AXA-UAP, Sub. Note, 8.60%, 12/15/2030	63,149

		ISRAEL--1.9%
		Utility - Electric--1.9%
100,000	[1]	Israel Electric Corp. Ltd., 7.95%, 5/30/2011	112,982

		TOTAL INTERNATIONAL CORPORATE BONDS (IDENTIFIED COST $434,647)	459,376

		GOVERNMENT AGENCIES--9.6%
247,000		Federal Home Loan Mortgage Corp., Note, 5.625%, 3/15/2011	268,126
50,000		Federal National Mortgage Association, Note, 2.150%, 7/28/2006	49,246
250,000		Federal National Mortgage Association, Note, 2.50%, 8/11/2006	249,502

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $540,318)	566,874

		MORTGAGE BACKED SECURITIES--28.6%
455,869		Federal Home Loan Mortgage Corp., Pool A10978, 5.50%, 7/1/2033	461,285
95,810		Federal Home Loan Mortgage Corp., Pool C48271, 7.00%, 2/1/2031	101,469
217,103		Federal National Mortgage Association, Pool 656338, 5.00%, 12/1/2017	222,123
515,740		Federal National Mortgage Association, Pool 666953, 6.00%, 11/1/2032	533,147
253,202		Government National Mortgage Association, Pool 596720, 6.50%, 11/15/2032	266,890
93,477		Government National Mortgage Association, Pool 780339, 8.00%, 12/15/2023	102,445

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $1,672,489)	1,687,359

		U.S. TREASURY--16.3%
245,000		United States Treasury Bond, 5.375%, 2/15/2031	255,528
705,000		United States Treasury Note, 1.625%, 9/30/2005	704,781

		TOTAL U.S. TREASURY (IDENTIFIED COST $985,636)	960,309

		MUTUAL FUND--8.2%
60,171	[2]	Federated High Income Bond Fund II, Class P (IDENTIFIED COST $460,114)	480,763

		REPURCHASE AGREEMENT--2.8%
$164,000		Interest in $800,000,000 joint repurchase agreement with Greenwich Capital Markets, Inc., 1.03%, dated 12/31/2003, to be repurchased at $164,009 on 1/2/2004, collateralized by U.S. Government Agency Obligations with various maturities to 2/25/2042 (AT AMORTIZED COST)	164,000

		TOTAL INVESTMENTS--100.0% (IDENTIFIED COST $5,886,152)[3]	5,894,223

		OTHER ASSETS AND LIABILITIES -- NET--0.0%	378

		TOTAL NET ASSETS--100%	$5,894,601

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At December 31, 2003, these securities amounted to $175,120 which represents 3.0% of total net assets.

2 Affiliated company.

3 The cost of investments for federal tax purposes amounts to $5,906,254.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2003.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Total investments in securities, at value, including $480,763 of investments in affiliated issuers (Note 5) (identified cost $5,886,152)		$5,894,223
Cash		379
Income receivable		54,761
Receivable for shares sold		303

TOTAL ASSETS		5,949,666

Liabilities:
Payable for shares redeemed	$34,463
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	1,410
Payable for auditing fees	13,944
Payable for portfolio accounting fees (Note 5)	3,677
Accrued expenses	1,571

TOTAL LIABILITIES		55,065

Net assets for 573,925 shares outstanding		$5,894,601

Net Assets Consist of:
Paid in capital		$6,336,326
Net unrealized appreciation of investments		8,071
Accumulated net realized loss on investments		(698,621)
Undistributed net investment income		248,825

TOTAL NET ASSETS		$5,894,601

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$5,894,601 ÷ 573,925 shares outstanding		$10.27

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2003

Investment Income:
Interest (net of foreign taxes withheld of $22)			$323,998

Expenses:
Investment adviser fee (Note 5)		$48,906
Administrative personnel and services fee (Note 5)		129,179
Custodian fees		3,126
Transfer and dividend disbursing agent fees and expenses (Note 5)		15,244
Directors'/Trustees' fees		855
Auditing fees		13,732
Legal fees		4,992
Portfolio accounting fees (Note 5)		44,849
Printing and postage		17,866
Insurance premiums		1,415
Miscellaneous		1,294

TOTAL EXPENSES		281,458

Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(48,906)
Waiver of administrative personnel and services fee	(4,168)
Reimbursement of other operating expenses	(179,196)

TOTAL WAIVERS AND REIMBURSEMENTS		(232,270)

Net expenses			49,188

Net investment income			274,810

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including realized gain of $15,114 on sale of investments in affiliated issuers) (Note 5)			78,852
Net change in unrealized appreciation of investments			(173,361)

Net realized and unrealized loss on investments			(94,509)

Change in net assets resulting from operations			$180,301

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$274,810	$223,470
Net realized gain on investments	78,852	35,228
Net change in unrealized appreciation/depreciation of investments	(173,361)	116,910

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	180,301	375,608

Distributions to Shareholders:
Distributions from net investment income	(997)	(242,857)

Share Transactions:
Proceeds from sale of shares	2,493,991	2,421,578
Net asset value of shares issued to shareholders in payment of distributions declared	997	42,730
Cost of shares redeemed	(1,738,457)	(5,184,064)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	756,531	(2,719,756)

Change in net assets	935,835	(2,587,005)

Net Assets:
Beginning of period	4,958,766	7,545,771

End of period (including undistributed (distributions in excess of) net investment income of $248,825 and $(79), respectively)	$5,894,601	$4,958,766

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2003

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Total Return Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide total return on its assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available, or whose values have been affected by a significant event occurring after the close of their primary markets, are valued at their fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2003	2002
Shares sold	248,352	243,764
Shares issued to shareholders in payment of distributions declared	101	4,300
Shares redeemed	(173,515)	(533,716)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	74,938	(285,652)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization of debt securities.

For the year ended December 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Losses
$(24,909)	$24,909

Net investment income (loss), net realized gains (losses) as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Ordinary income[1]	$997	$242,857

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$259,894

Unrealized appreciation/depreciation	$(12,031)

Capital loss carryforward	$665,609

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales and differing treatments for discount accretion/premium amortization on debt securities.

At December 31, 2003, the cost of investments for federal tax purposes was $5,906,254. The net unrealized depreciation of investments for federal tax purposes was $12,031. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $114,258 and net unrealized depreciation from investments for those securities having an excess of cost over value of $126,289.

At December 31, 2003, the Fund had a capital loss carryforward of $655,609 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in Federated High Income Bond Fund II which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Under the terms of a sub-adviser agreement between the Adviser and Federated Global Investment Management Corp. ("FGIMC"), FGIMC receives an allocable portion of the Fund's investment adviser fee. Such allocation is based on the amount of foreign securities which FGIMC manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

Administrative Fee

Federated Administrative Services ("FAS"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Services Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended December 31, 2003, the fees paid to FAS and FServ were $104,111 and $20,900, respectively, after voluntary waiver, if applicable.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the daily net assets of the Fund's Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily chose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of average daily net assets of the Fund's Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2003, were as follows:

Purchases	$3,656,046

Sales	$3,822,920

7. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations have been filed, and others may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
SHAREHOLDERS OF FEDERATED TOTAL RETURN BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Total Return Bond Fund II (the "Fund") (a portfolio of the Federated Insurance Series) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Federated Total Return Bond Fund II as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2004

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises 12 portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
World-Class Investment Manager

Federated Total Return Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916868

Federated is a registered mark of Federated Investors, Inc. 2004 ©Federated Investors, Inc.

G00433-10 (2/04)

Federated Investors
World-Class Investment Manager

Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FINANCIAL STATEMENTS
INDEPENDENT AUDITORS' REPORT
BOARD OF TRUSTEES AND TRUST OFFICERS

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$11.98	$11.43	$11.11	$10.56	$11.15
Income From Investment Operations:
Net investment income	0.43 [1]	0.53 [1]	0.60 [1]	0.60	0.51
Net realized and unrealized gain (loss) on investments	(0.15)	0.46	0.16	0.51	(0.57)

TOTAL FROM INVESTMENT OPERATIONS	0.28	0.99	0.76	1.11	(0.06)

Less Distributions:
Distributions from net investment income	(0.43)	(0.44)	(0.44)	(0.56)	(0.44)
Distributions from net realized gain on investments	(0.06)	--	--	--	(0.09)

TOTAL DISTRIBUTIONS	(0.49)	(0.44)	(0.44)	(0.56)	(0.53)

Net Asset Value, End of Period	$11.77	$11.98	$11.43	$11.11	$10.56

Total Return[2]	2.37%	9.05%	7.03%	10.97%	(0.60)%

Ratios to Average Net Assets:

Expenses	0.72%	0.72%	0.74%	0.84%	0.84%

Net investment income	3.68%	4.58%	5.39%	5.99%	5.47%

Expense waiver/reimbursement[4]	0.00%[3]	--	--	--	0.00%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$405,418	$489,235	$300,404	$159,579	$133,738

Portfolio turnover	70%	82%	76%	74%	84%

1 Based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Represents less than 0.01%.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

The factors that materially affected market and fund performance, during the fiscal year, were changes in interest rates and resulting refinance activity.

U.S. Treasury yield movements were significant during the reporting period. While the ten-year Treasury yielded 4.25% at period end--an increase of 0.43%--such a year-over-year measurement does not adequately convey significant intra-year yield movements. Ten-year Treasury yields fell as low as 3.11% in June 2003, before rebounding to 4.60% in September 2003, a range of nearly 150 basis points.

Because bond prices move inversely to yields, an increase in Treasury yields will negatively impact bond prices. By maintaining a duration1 shorter than that of the fund's benchmark, the Lehman Brothers Government/Mortgage-Backed Securities Index (LBGM) (67% Lehman Brothers Mortgage-Backed Securities Index and 33% Lehman Brothers Government Index)2 at appropriate times, the fund was able to reduce, but not eliminate, the impact of interest rate increases. Duration management positively impacted fund return relative to the benchmark.

A secondary result of interest rate volatility was a decline in 30-year mortgage rates to levels which resulted in record refinancings. Mortgage refinancing negatively impacts Mortgage-Backed Securities (MBS) performance, due to the more rapid return of security principal and reinvestment at lower market yields. As 30-year mortgage rates fell below 5%, according to Mortgage Bankers Association (MBA) data, record refinance activity resulted.

Security selection positively impacted fund performance. While the risk of MBS prepayments cannot be eliminated, the fund held securities which were expected to reduce the risk of refinancing. Factors which impact prepayments include geographical considerations, loan age and loan size. Lower loan balance loans, for example, prepaid more slowly in the past year relative to larger balances. Homeowners with large loans stand to reap greater monthly savings by refinancing, compared to lower balance loans. By considering the factors of MBS prepayments and investing accordingly, the fund was able to somewhat reduce the deleterious impact of refinancing, resulting in incrementally better performance.

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 The Lehman Brothers Mortgage Backed Securities Index is composed of all fixed rate, securitized mortgage pools by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The Lehman Brothers Government Index includes the Treasury and Agency Indexes. The Treasury component includes public obligations of the U.S. Treasury that have remaining maturities of more than one year. The Agency component includes both callable and non-callable agency securities. This includes publicly issued debt of U.S. government agencies, quasi-federal corporation and corporate or foreign debt guaranteed by the U.S. government. Indexes are unmanaged and investments cannot be made in an index.

Average Annual Total Returns for the Period Ended 12/31/2003
1 Year	2.37%
5 Years	5.68%
Start of Performance (3/28/1994)	6.15%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities II (the "Fund") from March 28, 1994 (start of performance) to December 31, 2003, compared to Lehman Brothers Government/Mortgage-Backed Index (LBGM).2

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGM has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBGM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

Portfolio of Investments

December 31, 2003

Principal Amount			Value
		ASSET-BACKED SECURITIES--0.2%
$279,500		Chase Funding Mortgage Loan Asset-Backed Certificates 2003-1, 8.750%, 7/27/2004	$279,500
563,342		Long Beach Asset Holdings Corp. 2003-2 Floating Rate Note, 7.627%, 6/25/2033	563,342

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $841,357)	842,842

		COLLATERALIZED MORTGAGE OBLIGATIONS--1.8%
3,844,478		Residential Funding Mortgage Securities I 2003-S15, 4.500%, 8/25/2018	3,880,039
3,565,433		Wells Fargo Mortgage-Backed Securities Trust 2003-10, 4.500%, 9/25/2018	3,597,201

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $7,376,596)	7,477,240

		GOVERNMENT AGENCIES--15.2%
7,300,000		Federal Farm Credit System, 5.750%, 1/18/2011 - 12/7/2028	7,928,253
1,245,000		Federal Farm Credit System, 6.000%, 6/11/2008	1,380,830
1,000,000		Federal Farm Credit System, 7.350%, 3/24/2005	1,072,290
6,000,000		Federal Home Loan Bank System, 4.625%, 4/15/2005	6,235,560
3,000,000		Federal Home Loan Bank System, 4.875%, 11/15/2011	3,088,140
4,000,000		Federal Home Loan Bank System, 5.250%, 8/15/2006	4,281,320
750,000		Federal Home Loan Bank System, 6.185%, 5/6/2008	835,387
3,300,000		Federal Home Loan Bank System, 6.500%, 11/15/2005	3,573,801
1,000,000		Federal Home Loan Bank System, 6.750%, 8/15/2007	1,128,280
2,100,000		Federal Home Loan Bank System, 7.125%, 2/15/2005 - 2/15/2030	2,389,758
1,000,000		Federal Home Loan Bank System, 7.660%, 7/20/2004	1,035,670
72,000		Federal Home Loan Mortgage Corp., 6.750%, 9/15/2029	83,162
1,500,000		Federal National Mortgage Association, 6.000%, 5/15/2008	1,660,515
1,000,000		Student Loan Marketing Association, 3.625%, 9/30/2004	1,017,770
8,000,000		Student Loan Marketing Association, 5.250%, 3/15/2006	8,521,760
4,000,000		Tennessee Valley Authority, 5.375%, 11/13/2008	4,320,200
1,000,000		Tennessee Valley Authority, 5.625%, 1/18/2011	1,089,050
10,700,000		Tennessee Valley Authority, 6.000%, 3/15/2013	11,816,652

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $59,308,361)	61,458,398

		MORTGAGE-BACKED SECURITIES--62.9%
		Federal Home Loan Mortgage Corp.--35.6%
7,430,873		Federal Home Loan Mortgage Corp., 4.500%, 10/1/2018	7,433,177
28,636,608		Federal Home Loan Mortgage Corp., 5.000%, 5/1/2018 - 10/1/2033	28,700,144
51,898,277	[2]	Federal Home Loan Mortgage Corp., 5.500%, 2/1/2019 - 2/1/2034	52,835,668
18,781,733	[2]	Federal Home Loan Mortgage Corp., 6.000%, 1/1/2014 - 2/1/2034	19,478,731
19,093,158		Federal Home Loan Mortgage Corp., 6.500%, 6/1/2015 - 9/1/2032	20,076,253
8,646,940		Federal Home Loan Mortgage Corp., 7.000%, 9/1/2015 - 12/1/2032	9,153,573
2,783,722		Federal Home Loan Mortgage Corp., 7.500%, 9/1/2030 - 5/1/2032	2,977,361
3,252,493		Federal Home Loan Mortgage Corp., 8.000%, 5/1/2030 - 7/1/2032	3,506,954
96,900		Federal Home Loan Mortgage Corp., 8.500%, 5/1/2030	105,046
40,220		Federal Home Loan Mortgage Corp., 9.000%, 2/1/2025 - 5/1/2025	44,238

		TOTAL	144,311,145

Principal Amount			Value
		MORTGAGE-BACKED SECURITIES--continued
		Federal National Mortgage Association--19.6%
$4,942,779		Federal National Mortgage Association, 4.500%, 11/1/2018	$4,948,958
14,843,381		Federal National Mortgage Association, 5.000%, 2/1/2018 - 11/1/2033	14,921,729
15,418,361		Federal National Mortgage Association, 5.500%, 5/1/2018 - 9/1/2033	15,813,525
26,861,137		Federal National Mortgage Association, 6.000%, 5/1/2014 - 3/1/2033	27,863,777
7,208,272		Federal National Mortgage Association, 6.500%, 11/1/2014 - 4/1/2032	7,606,350
5,783,151		Federal National Mortgage Association, 7.000%, 3/1/2015 - 4/1/2032	6,142,516
1,785,943		Federal National Mortgage Association, 7.500%, 5/1/2015 - 2/1/2032	1,909,628
96,653		Federal National Mortgage Association, 8.000%, 7/1/2030	104,454

		TOTAL	79,310,937

		Government National Mortgage Association--7.7%
2,766,170		Government National Mortgage Association, 5.500%, 4/15/2033	2,817,178
8,805,562		Government National Mortgage Association, 6.000%, 4/15/2029 - 10/15/2033	9,163,991
9,854,175		Government National Mortgage Association, 6.500%, 12/15/2023 - 5/15/2032	10,406,782
7,125,889		Government National Mortgage Association, 7.000%, 7/15/2029 - 5/15/2032	7,597,469
467,153		Government National Mortgage Association, 7.500%, 10/15/2026 - 3/20/2030	500,568
529,515		Government National Mortgage Association, 8.000%, 12/15/2029 - 4/15/2030	574,195
32,459		Government National Mortgage Association, 8.500%, 6/15/2027	35,452
133,855		Government National Mortgage Association, 9.500%, 11/15/2016	150,044

		TOTAL	31,245,679

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $251,684,902)	254,867,761

		U.S. TREASURY OBLIGATIONS--18.0%
2,000,000	[1]	U.S. Treasury Bonds, 6.000%, 2/15/2026	2,219,680
4,700,000		U.S. Treasury Bonds, 6.125%, 11/15/2027	5,302,916
2,800,000		U.S. Treasury Bonds, 6.250%, 8/15/2023	3,193,316
500,000	[1]	U.S. Treasury Bonds, 7.250%, 5/15/2016	624,140
3,050,000	[1]	U.S. Treasury Bonds, 7.625%, 2/15/2025	4,032,192
1,800,000		U.S. Treasury Bonds, 8.000%, 11/15/2021	2,431,962
2,950,000		U.S. Treasury Bonds, 11.250%, 2/15/2015	4,724,160
1,000,000		U.S. Treasury Notes, 3.000%, 1/31/2004	1,001,600
7,000,000	[1]	U.S. Treasury Notes, 3.250%, 8/15/2007	7,141,120
6,500,000		U.S. Treasury Notes, 3.625%, 3/31/2004	6,540,885
1,000,000	[1]	U.S. Treasury Notes, 4.375%, 5/15/2007	1,059,220
11,000,000		U.S. Treasury Notes, 4.875%, 2/15/2012	11,656,590
3,500,000		U.S. Treasury Notes, 5.250%, 5/15/2004	3,554,285
5,076,000	[1]	U.S. Treasury Notes, 5.625%, 5/15/2008	5,625,629
5,800,000	[1]	U.S. Treasury Notes, 5.750%, 11/15/2005	6,229,548
7,500,000		U.S. Treasury Notes, 5.875%, 11/15/2004	7,804,125

		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $70,675,746)	73,141,368

Principal Amount			Value
		REPURCHASE AGREEMENTS--21.9%
$13,000,000	[3,4]	Interest in $435,000,000 joint repurchase agreement with Credit Suisse First Boston Corp., at 1.05% dated 12/16/2003, to be repurchased at $13,013,271 on 1/20/2004 collateralized by U.S. Government Agency Obligations with various maturities to 6/1/2033	$13,000,000
5,961,000		Interest in $800,000,000 joint repurchase agreement with Greenwich Capital Markets, Inc., at 1.03% dated 12/31/2003, to be repurchased at $5,961,341 on 1/2/2004 collateralized by U.S. Government Agency Obligations with various maturities to 11/15/2033	5,961,000
42,000,000	[3,4]	Interest in $522,500,000 joint repurchase agreement with UBS Warburg LLC, at 1.05% dated 12/11/2003, to be repurchased at $42,041,650 on 1/14/2004 collateralized by U.S. Government Agency Obligations with various maturities to 4/15/2031	42,000,000
27,759,110		Interest in $800,000,000 joint repurchase agreement with Greenwich Capital Markets, Inc., at 1.03% dated 12/31/2003, to be repurchased at $27,760,698 on 1/2/2004 collateralized by U.S. Government Agency Obligations with various maturities to 11/15/2033 (held as collateral for securities lending)	27,759,110

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	88,720,110

		TOTAL INVESTMENTS--120.0% (IDENTIFIED COST $478,607,072)[5]	486,507,719

		OTHER ASSETS AND LIABILITIES - NET--(20.0)%	(81,089,971)

		TOTAL NET ASSETS--100%	$405,417,748

1 Certain principal amounts are temporarily on loan to unaffiliated broker/dealers.

2 All or a portion of these securities are subject to dollar roll transactions.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

4 Securities held as collateral for dollar roll transactions.

5 The cost of investments for federal tax purposes amounts to $478,613,840.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2003.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments in repurchase agreements	$88,720,110
Investments in securities	397,787,609

Total investments in securities, at value including $26,900,453 of securities loaned (identified cost $478,607,072)		$486,507,719
Cash		511
Income receivable		2,814,507
Receivable for shares sold		832,069

TOTAL ASSETS		490,154,806

Liabilities:
Payable for shares redeemed	888,327
Payable on collateral due to broker	27,759,110
Payable for dollar roll transactions	56,058,835
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	3,411
Payable for portfolio accounting fees (Note 5)	8,787
Accrued expenses	18,588

TOTAL LIABILITIES		84,737,058

Net assets for 34,436,172 shares outstanding		$405,417,748

Net Assets Consist of:
Paid in capital		$378,271,707
Net unrealized appreciation of investments		7,900,647
Accumulated net realized gain on investments		2,003,004
Undistributed net investment income		17,242,390

TOTAL NET ASSETS		$405,417,748

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$405,417,748 ÷ 34,436,172 shares outstanding		$11.77

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2003

Investment Income:
Interest (net of dollar roll expense of $2,014,535 and including income on securities loaned of $33,764)		$20,623,763

Expenses:
Investment adviser fee (Note 5)	$2,810,883
Administrative personnel and services fee (Note 5)	355,508
Custodian fees	36,413
Transfer and dividend disbursing agent fees and expenses (Note 5)	20,096
Directors'/Trustees' fees	3,539
Auditing fees	12,059
Legal fees	7,095
Portfolio accounting fees (Note 5)	103,368
Printing and postage	30,459
Insurance premiums	1,264
Miscellaneous	2,379

TOTAL EXPENSES	3,383,063

Waiver of administrative personnel and services fee (Note 5)	(2,527)

Net expenses		3,380,536

Net investment income		17,243,227

Realized and Unrealized Gain on Investments:
Net realized gain on investments		2,024,119
Net change in unrealized appreciation of investments		(9,051,039)

Net realized and unrealized loss on investments		(7,026,920)

Change in net assets resulting from operations		$10,216,307

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$17,243,227	$18,121,790
Net realized gain on investments	2,024,119	3,529,402
Net change in unrealized appreciation/depreciation of investments	(9,051,039)	13,638,676

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	10,216,307	35,289,868

Distributions to Shareholders:
Distributions from net investment income	(18,122,627)	(12,790,532)
Distributions from net realized gain on investments	(2,350,331)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(20,472,958)	(12,790,532)

Share Transactions:
Proceeds from sale of shares	143,311,851	371,100,386
Proceeds from shares issued in connection with the tax-free transfer of assets from Phoenix-Federated U.S. Government Bond Series	--	10,254,157
Net asset value of shares issued to shareholders in payment of distributions declared	20,472,956	12,790,530
Cost of shares redeemed	(237,345,189)	(227,814,049)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(73,560,382)	166,331,024

Change in net assets	(83,817,033)	188,830,360

Net Assets:
Beginning of period	489,234,781	300,404,421

End of period (including undistributed net investment income of $17,242,390 and $18,121,790, respectively)	$405,417,748	$489,234,781

See Notes which are an integral part of the Financial Statements

Statement of Cash Flows

For the Year Ended December 31, 2003

Increase (Decrease) in Cash
Cash Flows From Operating Activities:
Change in net assets resulting from operations	$10,216,307

Adjustments to reconcile change in net assets resulting from operations to net cash used in operating activities:
Purchases of investment securities	(1,398,850,957)
Paydown on investments securities	135,649,615
Realized loss on paydowns	2,534,252
Proceeds from sale of investment securities	1,329,080,963
Net purchases of short-term investment securities	45,283,000
Decrease in cash held as collateral for securities lending	49,373,929
Decrease in income receivable	594,445
Decrease in accrued expenses	(3,101)
Decrease in payable for investments purchased	(9,291,505)
Decrease in payable on collateral due to broker	(49,373,929)
Net realized gain on investments	(2,024,119)
Net amortization/accretion of premium/discount	1,140,623
Net unrealized appreciation on investments	9,051,039

NET CASH PROVIDED BY OPERATING ACTIVITIES	123,380,562

Cash Flows From Financing Activities:
Cash received from dollar roll transactions, net	(30,561,671)
Proceeds from sale of shares	144,090,793
Cash distributions paid	(2)
Payment for shares redeemed	(236,910,078)

NET CASH USED IN FINANCING ACTIVITIES	(123,380,958)

NET CHANGE IN CASH	(396)

Cash:
Beginning of the period	$907

End of the period	$511

Non-cash financing activities not included herein consist of reinvestment of distributions of $20,472,956.

Notes to Financial Statements

December 31, 2003

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.

On October 25, 2002, the Fund received a tax-free transfer of assets from Phoenix-Federated U.S. Government Bond Series as follows:

Shares of the Fund Issued in Relation to Tax-Free Transfer of Assets	Tax-Free Transfer of Phoenix-Federated U.S. Government Bond Series Net Assets Received	Unrealized Depreciation Included in Tax-Free Net Assets Received[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
870,472	$10,254,157	$607,928	$473,582,417	$483,836,574

1 Unrealized depreciation is included in the tax-free transfer of Phoenix-Federated U.S. Government Bond Series net assets received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Fund's Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents cash on hand in its custodian bank account and does not include any short-term investments at December 31, 2003.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in cash or invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2003, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$26,900,453	$27,759,110

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments or mortgage-backed securites, which may enhance the Fund's current yield and total return.

Information regarding the dollar roll transactions for the Fund for the year ended December 31, 2003, was as follows:

Maximum amount outstanding during the period	$113,988,860

Average amount outstanding during the period[1]	$ 92,291,563

Average monthly shares outstanding during the period	39,933,586

Average debt per share outstanding during the period	$ 2.31

1 The average amount outstanding during the year was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 2003.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2003	2002
Shares sold	12,160,487	32,158,943
Shares issued in connection with tax-free transfer of assets from Phoenix-Federated U.S. Government Bond Series	--	870,472
Shares issued to shareholders in payment of distributions declared	1,781,806	1,161,719
Shares redeemed	(20,341,060)	(19,646,161)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(6,398,767)	14,544,973

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2003 and 2002 were as follows:

	2003	2002
Ordinary income[1]	$19,435,922	$12,790,532

Long-term capital gains	$ 1,037,036	$ --

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$17,952,178

Undistributed long-term capital gains	$1,299,983

Net unrealized appreciation	$7,893,879

The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the tax deferral of losses on wash sales.

At December 31, 2003, the cost of investments for federal tax purposes was $478,613,840. The net unrealized appreciation of investments for federal tax purposes was $7,893,879. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $397,779,763 and net unrealized depreciation from investments for those securities having an excess of cost over value of $389,885,884.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to the 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services ("FAS"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Services Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below.

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended December 31, 2003, the fees paid to FAS and FServ were $52,033 and $300,948, respectively, after voluntary waiver, if applicable.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2003, were as follows:

Purchases	$7,431,356

Sales	$1,158,235

7. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations have been filed, and others may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERATED TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2003, the Fund designated $1,037,036 as long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund For U.S. Government Securities II (a portfolio of the Federated Insurance Series) (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Federated Fund for U.S. Government Securities II as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2004

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises 12 portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
World-Class Investment Manager

Federated Fund for U.S. Government Securities II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916207

Federated is a registered mark of Federated Investors, Inc. 2004 ©Federated Investors, Inc.

G00846-01 (2/04)

Federated Investors
World-Class Investment Manager

Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.007	0.014	0.037	0.058	0.045
Net realized gain (loss) on investments	0.000 [1]	0.000 [1]	0.000 [1]	(0.000)[1]	--

TOTAL FROM INVESTMENT OPERATIONS	0.007	0.014	0.037	0.058	0.045

Less Distributions:
Distributions from net investment income	(0.007)	(0.014)	(0.037)	(0.058)	(0.045)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.69%	1.41%	3.75%	5.95%	4.63%

Ratios to Average Net Assets:

Expenses	0.65%	0.64%	0.66%	0.67%	0.73%

Net investment income	0.70%	1.40%	3.54%	5.75%	4.60%

Expense waiver/reimbursement[3]	0.02%	--	--	0.02%	--

Supplemental Data:

Net assets, end of period (000 omitted)	$106,007	$177,945	$214,311	$157,028	$193,870

1 Represents less than $0.01.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

December 31, 2003

Principal Amount		Value
	ASSET-BACKED SECURITIES--0.7%
	Finance - Automotive--0.7%
$500,000	DaimlerChrysler Auto Trust 2003-B, Class A1, 1.140%, 12/8/2004	$500,000
257,709	WFS Financial Owner Trust 2003-2, Class A1, 1.260%, 6/14/2004	257,709

	TOTAL ASSET-BACKED SECURITIES	757,709

	CERTIFICATES OF DEPOSIT--10.9%
	Banking--10.9%
1,000,000	BNP Paribas SA, 1.142%, 7/26/2004	999,929
5,500,000	Bayerische Hypotheken-und Vereinsbank AG, 1.110% - 1.120%, 2/23/2004 - 3/8/2004	5,500,000
1,000,000	Credit Agricole Indosuez, 1.240%, 8/4/2004	999,941
3,000,000	Huntington National Bank, Columbus, OH, 1.160%, 2/17/2004	3,000,000
1,000,000	Svenska Handelsbanken, Stockholm, 1.265%, 3/19/2004	1,000,234

	TOTAL CERTIFICATES OF DEPOSIT	11,500,104

	COLLATERALIZED LOAN AGREEMENTS--6.6%
	Banking--6.6%
3,000,000	Greenwich Capital Markets, Inc., 1.125%, 1/2/2004	3,000,000
4,000,000	HSBC Securities, Inc., 1.150%, 1/2/2004	4,000,000

	TOTAL COLLATERALIZED LOAN AGREEMENTS	7,000,000

	COMMERCIAL PAPER--28.4%[1]
	Banking--8.0%
1,500,000	DePfa Bank PLC, 1.145%, 6/14/2004	1,492,128
3,000,000	Fountain Square Commercial Funding Corp., 1.090%, 2/6/2004	2,996,730
4,000,000	Three Rivers Funding Corp., 1.100%, 1/2/2004	3,999,878

	TOTAL	8,488,736

	Finance - Automotive--6.9%
1,300,000	DaimlerChrysler North America Holding Corp., 1.310%, 1/13/2004	1,299,432
4,000,000	DaimlerChrysler Revolving Auto Conduit LLC, A1+/P1 Series, 1.100%, 1/21/2004	3,997,556
2,000,000	New Center Asset Trust (Series A1/P1), 1.120%, 3/12/2004	1,995,582

	TOTAL	7,292,570

	Finance - Commercial--2.8%
2,000,000	CIT Group, Inc., 1.120%, 1/13/2004	1,999,253
1,000,000	Paradigm Funding LLC, 1.110%, 1/21/2004	999,383

	TOTAL	2,998,636

	Finance - Retail--1.0%
1,000,000	Jupiter Securitization Corp., 1.140%, 6/18/2004	994,648

	Finance - Securities--7.6%
3,500,000	Beta Finance, Inc., (Beta Finance Corp. GTD), 1.125%, 3/15/2004	3,491,906
1,600,000	Georgetown Funding Co. LLC, 1.130%, 1/20/2004	1,599,046
3,000,000	Perry Global Funding LLC Series A, 1.120%, 3/8/2004	2,993,747

	TOTAL	8,084,699

Principal Amount		Value
	COMMERCIAL PAPER--continued[1]
	Food & Beverage--1.1%
$1,200,000	General Mills, Inc., 1.170%, 1/16/2004	$1,199,415

	Machinery, Equipment, Auto--1.0%
1,100,000	John Deere Capital Corp., (Deere & Co. Support Agreement), 1.200% - 1.220%, 2/2/2004 - 3/8/2004	1,098,462

	TOTAL COMMERCIAL PAPER	30,157,166

	CORPORATE NOTES--5.7%
	Brokerage--4.7%
3,000,000	Goldman Sachs Group, Inc., 1.150%, 1/2/2004	3,000,000
2,000,000	Lehman Brothers Holdings, Inc., 1.150%, 1/2/2004	2,000,000

	TOTAL	5,000,000

	Finance - Securities--1.0%
1,000,000	Beta Finance, Inc., (Beta Finance Corp. GTD), 1.400%, 2/5/2004	1,000,000

	TOTAL CORPORATE NOTES	6,000,000

	GOVERNMENT AGENCIES--6.1%
	Government Agency--6.1%
1,250,000	Federal Home Loan Bank System, 1.320%, 8/18/2004	1,250,000
1,000,000	Federal Home Loan Mortgage Corp., 1.405%, 11/15/2004	1,000,000
4,250,000	Federal National Mortgage Association, 1.300% - 1.500%, 8/31/2004 -- 9/27/2004	4,250,000

	TOTAL GOVERNMENT AGENCIES	6,500,000

	LOAN PARTICIPATION--0.9%
	Finance - Automotive--0.9%
900,000	GMAC Residential Holding Corp., (General Motors Acceptance Corp. GTD), 1.720%, 1/5/2004	899,828

	NOTES -- VARIABLE--35.5%[2]
	Banking--18.6%
3,000,000	Blue Heron Funding V-A Ltd., (WestLB AG GTD), 1.151%, 1/26/2004	3,000,000
5,000,000	Brooksby Village, Inc. (Series 2002), (Lasalle Bank, N.A. LOC), 1.200%, 1/1/2004	5,000,000
4,500,000	HBOS Treasury Services PLC, 1.160% - 1.190%, 2/20/2004 -- 3/24/2004	4,500,000
4,195,000	Home City Ice Co. & H.C. Transport (Series 2000), (U.S. Bank N.A., Cincinnatti LOC), 1.200%, 1/1/2004	4,195,000
1,550,000	Lancaster, PA IDA, Snavely's Mill, Inc. (Series 2003-B), (Fulton Bank LOC), 1.320%, 1/1/2004	1,550,000
250,000	Roby Co. Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC), 1.220%, 1/1/2004	250,000
1,200,000	Wells Fargo & Co., 1.160%, 1/2/2004	1,200,000

	TOTAL	19,695,000

	Brokerage--5.7%
6,000,000	Merrill Lynch & Co., Inc., 1.280%, 1/1/2004	6,002,475

	Finance - Commercial--0.9%
1,000,000	Compass Securitization LLC, 1.120%, 1/5/2004	999,965

	Finance - Retail--0.9%
1,000,000	Holmes Financing (No. 7) PLC, A1, 1.122%, 1/15/2004	1,000,000

	Finance - Securities--1.9%
1,000,000	Beta Finance, Inc., (Beta Finance Corp. GTD), 1.060%, 1/1/2004	1,000,000
1,000,000	Beta Finance, Inc., (Beta Finance Corp. GTD), 1.060%, 1/1/2004	1,000,000

	TOTAL	2,000,000

Principal Amount		Value
	NOTES -- VARIABLE--continued[2]
	Insurance--7.5%
$1,000,000	Allstate Life Insurance Co., 1.310%, 1/2/2004	$1,000,000
5,000,000	GE Capital Assurance Co., 1.290%, 2/10/2004	5,000,000
1,000,000	GE Life and Annuity Assurance Co., 1.273%, 3/1/2004	1,000,000
1,000,000	Jackson National Life Insurance Co., 1.240%, 1/22/2004	1,000,000

	TOTAL	8,000,000

	TOTAL NOTES - VARIABLE	37,697,440

	REPURCHASE AGREEMENT--5.5%
5,873,000	Interest in $2,500,000,000 joint repurchase agreement with UBS Warburg LLC, 1.010%, dated 12/31/2003, to be repurchased at $5,873,330 on 1/2/2004, collateralized by U.S. Government Agencies with various maturities to 12/16/2033	5,873,000

	TOTAL INVESTMENTS--100.3% (AT AMORTIZED COST)[3]	106,385,247

	OTHER ASSETS AND LIABILITIES -- NET--(0.3)%	(378,664)

	TOTAL NET ASSETS--100%	$106,006,583

1 Each issue shows the rate of discount at the time of purchase.

2 Floating rate note with current rate and next reset date shown.

3 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2003.

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
IDA	--Industrial Development Authority
LOC	--Letter of Credit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2003

Assets:
Total investments in securities, at amortized cost and value		$106,385,247
Income receivable		123,816
Receivable for shares sold		10,543

TOTAL ASSETS		106,519,606

Liabilities:
Payable for shares redeemed	$494,326
Payable to bank	2,617
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	5,473
Payable for Directors'/Trustees' fees	286
Payable for portfolio accounting fees (Note 5)	3,550
Accrued expenses	6,771

TOTAL LIABILITIES		513,023

Net assets for 106,238,687 shares outstanding		$106,006,583

Net Assets Consist of:
Paid in capital		$106,238,279
Accumulated net realized loss on investments		(231,696)

TOTAL NET ASSETS		$106,006,583

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$106,006,583 ÷ 106,238,687 shares outstanding		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2003

Investment Income:
Interest			$2,024,518

Expenses:
Investment adviser fee (Note 5)		$747,704
Administrative personnel and services fee (Note 5)		129,179
Custodian fees		13,807
Transfer and dividend disbursing agent fees and expenses (Note 5)		13,928
Directors'/Trustees' fees		2,264
Auditing fees		12,532
Legal fees		5,581
Portfolio accounting fees (Note 5)		45,747
Printing and postage		24,707
Insurance premiums		1,635
Miscellaneous		1,163

TOTAL EXPENSES		998,247

Waivers (Note 5):
Waiver of investment adviser fee	$(20,520)
Waiver of administrative personnel and services fee	(3,992)

TOTAL WAIVERS		(24,512)

Net expenses			973,735

Net investment income			1,050,783

Net realized gain on investments			1,185

Change in net assets resulting from operations			$1,051,968

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,050,783	$2,791,725
Net realized gain on investments	1,185	1,483

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,051,968	2,793,208

Distributions to Shareholders:
Distributions from net investment income	(1,051,191)	(2,791,725)

Share Transactions:
Proceeds from sale of shares	481,386,349	1,005,560,260
Net asset value of shares issued to shareholders in payment of distributions declared	1,051,150	2,793,532
Cost of shares redeemed	(554,376,768)	(1,044,721,347)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(71,939,269)	(36,367,555)

Change in net assets	(71,938,492)	(36,366,072)

Net Assets:
Beginning of period	177,945,075	214,311,147

End of period	$106,006,583	$177,945,075

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2003

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under the repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies may utilize a joint account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Premium and Discount Amortization

All premiums and discounts are amortized/accreted.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2003	2002
Shares sold	481,386,349	1,005,560,260
Shares issued to shareholders in payment of distributions declared	1,051,150	2,793,532
Shares redeemed	(554,376,768)	(1,044,721,347)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(71,939,269)	(36,367,555)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for distributions in excess of net investment income.

For the year ended December 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-in Capital	Distributions in Excess of Net Investment Income
$(408)	$408

Net investment income (loss), net realized gains (losses), as disclosed on the Statement of Operations and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2003 and 2002, was as follows:

	2003	2002
Ordinary income	$1,051,191	$2,791,725

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward	$231,696

At December 31, 2003, the Fund had a capital loss carryforward of $231,696, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services ("FAS"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Services Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended December 31, 2003, the fees paid to FAS and FServ were $21,077 and $104,110, respectively, after voluntary waiver, if applicable.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminated this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2003, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations have been filed, and others may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
SHAREHOLDERS OF FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Prime Money Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits and to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Prime Money Fund II as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 2004

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises 12 portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: September 1993

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involve investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
World-Class Investment Manager

Federated Prime Money Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916504

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G00842-01 (2/04)

Item 2.     Code of Ethics

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards  for  Investment  Companies - Ethical
Standards for Principal  Executive and Financial  Officers") that applies to the registrant's  Principal Executive Officer and Principal  Financial Officer;  the
registrant's Principal Financial Officer also serves as the Principal Accounting
Officer.

The registrant  hereby  undertakes to provide any person,  without charge,  upon request,  a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400,  and ask for a copy of the Section 406
Standards for Investment  Companies - Ethical Standards for Principal  Executive
and Financial Officers.

Item 3.     Audit Committee Financial Expert

The  registrant's  Board has  determined  that each member of the Board's  Audit
Committee is an "audit committee financial expert," and that each such member is
"independent,"  for purposes of this Item. The Audit  Committee  consists of the following  Board members:  Thomas G. Bigley,  John T. Conroy,  Jr.,  Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

(a)         Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2003 - $173,500

                  Fiscal year ended 2002 - $173,500

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2003 - $25

                  Fiscal year ended 2002 - $5,018

                  Transfer Agent Service Auditors Report

            Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
            S-X, $16,492 and $0 respectively.  Design of Sarbanes Oxley sec. 302 procedures.

(c)          Tax Fees billed to the registrant for the two most recent
fiscal years:

                  Fiscal year ended 2003 - $0

                  Fiscal year ended 2002 - $0

            Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
            S-X, $205,000 and $0 respectively.

            Analysis regarding the realignment of advisory companies.

(d)         All Other Fees billed to the registrant for the two most
recent fiscal years:

                  Fiscal year ended 2003 - $0

                  Fiscal year ended 2002 - $0

            Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
            S-X, $32,764 and $28,843 respectively.

            Executive compensation analysis.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and
non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit
Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its
responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the
Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the
Chairman is unavailable.

AUDIT SERVICES

            The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit
Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

            In addition to the annual Audit services engagement
specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The
Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

            Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the
Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of
Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other
Audit-related services must be specifically pre-approved by the Audit
Committee.

TAX SERVICES

            The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the
Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

            With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues
                  paid by the registrant, the registrant's adviser (not
                  including any sub-adviser whose role is primarily
                  portfolio management and is subcontracted with or
                  overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant to its accountant during the fiscal year
                  in which the services are provided;
(2)   Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser
                  whose role is primarily portfolio management and is
                  subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or
                  under common control with the investment adviser that
                  provides ongoing services to the registrant  at the time
                  of the engagement to be non-audit services; and
(3)   Such services are promptly brought to the attention of the Audit
                  Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one
                  or more members of the Audit Committee who are members
                  of the board of directors to whom authority to grant
                  such approvals has been delegated by the Audit Committee.

            The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

            The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

            Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.
Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

            Requests or applications to provide services that require
specific approval by the Audit Committee will be submitted to the Audit
Committee by both the independent auditor and the Principal Accounting
Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the
SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d)
      that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2003 - 0%

            Fiscal year ended 2002 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides
            ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
            of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2003 - 0%

            Fiscal year ended 2002 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides
            ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
            of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2003 - 0%

            Fiscal year ended 2002 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides
            ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
            of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

            Fiscal year ended 2003 - $313,652

            Fiscal year ended 2002 - $242,150

(h)   The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser
      (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's
      independence.

Item 5      Audit Committee of Listed Registrants

            Not Applicable

Item 6      [Reserved]

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 9.     Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 10.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule
30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule
30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act), or the internal control over financial reporting of its service providers during the last fiscal half year (the registrant's second half year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Insurance Series

By          /S/ _______Richard J. Thomas, Principal Financial Officer___
                            (insert name and title)

Date        February 18, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /S/ ___J. Christopher Donahue, Principal Executive
Officer______

Date        February 18, 2004

By          /S/ ___Richard J. Thomas, Principal Financial Officer______

Date        February 18, 2004